    As filed with the Securities and Exchange Commission on April 28, 2004

                                                              FILE No. 33-7734
                                                                       811-4160
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                 Post-Effective Amendment No. 23 on Form N-6
                     to Registration Statement on Form S-6


                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 7
                             JPF SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                               (Name of Depositor)

                               One Granite Place
                               Concord, NH 03301
              (Address of Depositor's principal executive offices)

                                David K. Booth
                                   President

                     Jefferson Pilot Securities Corporation
                               One Granite Place
                               Concord, NH 03301
                     (Name and address of agent for service)

                                   Copies to:

          Charlene Grant, Esq.                       Joan E. Boros, Esq.
                                                    Christopher S. Petito
Jefferson Pilot Financial Insurance Company            Jorden Burt LLP
          One Granite Place                    1025 Thomas Jefferson Street, N.W.
          Concord, NH 03301                             Suite 400 East
                                                  Washington, D.C. 20007-5208

                               ------------------

Title and amount of Securities being registered:

     Units of Interest in the Separate Account Under Individual Flexible Premium Variable Life Insurance Policies.

     The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940.

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

   _____  Immediately upon filing pursuant to paragraph (b)
   __X__  On April 30, 2004, pursuant to paragraph (b)
   _____  60 days after filing pursuant to paragraph (a)(1)
   _____  On (date), pursuant to paragraph (a)(1) of Rule 485.

     Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

================================================================================

                           PROSPECTUS: APRIL 30, 2004

                                 JPF ENSEMBLE II


                             JPF SEPARATE ACCOUNT A

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
        One Granite Place, Concord, New Hampshire 03301   800-258-3648


This Prospectus describes the Ensemble II variable life insurance policy ("Ensemble II" or "the Policy"), a flexible premium variable life insurance policy issued and underwritten by Jefferson Pilot Financial Insurance Company ("we" or "JP Financial" or "the Company"). The Policy is intended to provide life insurance and pay a benefit, as described in this Prospectus, upon surrender or death. The Policy allows flexible premium payments, Policy Loans, withdrawals, and a choice of two Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to JPF Separate Account A ("Separate Account A" or "the Separate Account"), and/or the General Account, or both Accounts. The Divisions of the Separate Account support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Portfolio. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4.5% per year. Your Policy may lapse if the Cash Value is insufficient to pay a Monthly Deduction. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may apply to reinstate it.


The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").

This Prospectus also describes the Divisions used to fund the Policy through Separate Account A. Each Division invests exclusively in one of the following
Portfolios:


JPVF CAPITAL GROWTH PORTFOLIO

JPVF GROWTH PORTFOLIO

JPVF STRATEGIC GROWTH PORTFOLIO
JPVF S&P 500 INDEX PORTFOLIO
JPVF VALUE PORTFOLIO JPVF MID-CAP GROWTH PORTFOLIO
JPVF MID-CAP VALUE PORTFOLIO

JPVF SMALL COMPANY PORTFOLIO

JPVF SMALL-CAP VALUE PORTFOLIO
JPVF INTERNATIONAL EQUITY PORTFOLIO
JPVF WORLD GROWTH STOCK PORTFOLIO

JPVF HIGH YIELD BOND PORTFOLIO
JPVF BALANCED PORTFOLIO
JPVF MONEY MARKET PORTFOLIO
AMERICAN CENTURY VP INTERNATIONAL FUND
AMERICAN CENTURY VP VALUE, CLASS II
AMERICAN FUNDS INSURANCE SERIES, GROWTH FUND, CLASS 2
AMERICAN FUNDS INSURANCE SERIES, GROWTH-INCOME FUND, CLASS 2

FIDELITY VIP GROWTH PORTFOLIO
FIDELITY VIP MID CAP PORTFOLIO, SERVICE CLASS 2

FIDELITY VIP EQUITY-INCOME PORTFOLIO
FIDELITY VIP CONTRAFUND(R) PORTFOLIO
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO, SERVICE CLASS 2
FRANKLIN SMALL CAP VALUE SECURITIES FUND, CLASS 2

GOLDMAN SACHS CAPITAL GROWTH FUND

MFS UTILITIES SERIES
PIMCO TOTAL RETURN PORTFOLIO

PROFUND VP ASIA 30
PROFUND VP EUROPE 30
PROFUND VP FINANCIAL
PROFUND VP HEALTHCARE
PROFUND VP LARGE-CAP GROWTH
PROFUND VP LARGE-CAP VALUE
PROFUND VP RISING RATES OPPORTUNITY
PROFUND VP SMALL-CAP GROWTH
PROFUND VP SMALL-CAP VALUE

PROFUND VP TECHNOLOGY

PROFUND VP U.S. GOVERNMENT PLUS

SCUDDER VIT SMALL CAP INDEX FUND CLASS B
TEMPLETON FOREIGN SECURITIES FUND: CLASS 1

VANGUARD(R) VIF SMALL COMPANY GROWTH PORTFOLIO

VANGUARD(R) VIF MID-CAP INDEX PORTFOLIO
VANGUARD(R) VIF REIT INDEX PORTFOLIO

Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 258-3648 x7719.

In certain states the Policies may be offered as group contracts with individual ownership represented by Certificates. The discussion of Policies in this prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble II insurance policies and shares of the Funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

TABLE OF CONTENTS


                                                                          PAGE
                                                                          ----
POLICY BENEFITS/RISKS SUMMARY                                               3
POLICY RISKS                                                                4
PORTFOLIO RISKS                                                             5
FEE TABLES                                                                  6
DEFINITIONS                                                                12
THE COMPANY                                                                13
THE SEPARATE ACCOUNT                                                       14
INVESTMENT AND FIXED ACCOUNT OPTIONS                                       15
   Separate Account Investments                                            15
   Investment Advisers and Objectives for Each of the Funds                15
   Mixed and Shared Funding; Conflicts of Interest                         20
   Fund Additions, Deletions or Substitutions                              20
   General Account                                                         20
POLICY CHOICES                                                             21
   General                                                                 21
   Premium Payments                                                        21
   Modified Endowment Contract                                             21
   Compliance with the Internal Revenue Code                               22
   Backdating                                                              22
   Allocation of Premiums                                                  22
   Death Benefit Options                                                   22
   Transfers and Allocations to Funding Options                            23
   Telephone Transfers, Loans and Reallocations                            24
   Automated Transfers (Dollar Cost Averaging and Portfolio
      Rebalancing)                                                         24
POLICY VALUES                                                              25
   Accumulation Value                                                      25
   Unit Values                                                             26
   Net Investment Factor                                                   26
   Surrender Value                                                         26
CHARGES & FEES                                                             27
   Charges & Fees Assessed Against Premium                                 27
   Charges & Fees Assessed Against Accumulation Value                      27
   Charges & Fees Assessed Against the Separate Account                    28
   Charges Deducted Upon Surrender                                         29
   Surrender Charges on Surrenders and Withdrawals                         29
POLICY RIGHTS                                                              30
   Surrenders                                                              30
   Withdrawals                                                             30
   Grace Period                                                            30
   Reinstatement of a Lapsed Policy                                        31
   Right to Defer Payment                                                  31
   Policy Loans                                                            31
   Policy Changes                                                          32
   Right of Policy Examination ("Free Look Period")                        33
   Maturity Benefit                                                        33
   Extension of Maturity Date                                              33
   Supplemental Benefits                                                   33
DEATH BENEFIT                                                              34
POLICY SETTLEMENT                                                          34
   Settlement Options
ADDITIONAL INFORMATION                                                     35
   Reports to Policyowners                                                 35
   Right to Instruct Voting of Fund Shares                                 35
   Disregard of Voting Instructions                                        35
   State Regulation                                                        35
   Legal Matters                                                           36
   Financial Statements                                                    36
   Employment Benefit Plans                                                36
TAX MATTERS                                                                36
   General                                                                 36
   Federal Tax Status of the Company                                       36
   Life Insurance Qualification                                            36
   Charges for JP Financial Income Taxes                                   39
MISCELLANEOUS POLICY PROVISIONS                                            40
   The Policy                                                              40
   Payment of Benefits                                                     40
   Suicide and Incontestability                                            40
   Protection of Proceeds                                                  40
   Nonparticipation                                                        40
   Changes in Owner and Beneficiary; Assignment                            40
   Misstatements                                                           40
APPENDIX A--ILLUSTRATIONS OF ACCUMULATION VALUES, CASH
   VALUES AND DEATH BENEFITS                                              A-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG-TERM INVESTMENT. POLICYOWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG-TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

POLICY BENEFITS/RISKS SUMMARY

-  POLICY BENEFITS

   This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in greater detail. The Definitions Section (pages 12 and 13 below) defines certain words and phrases used in this prospectus.

   The Policy is a flexible premium variable universal life insurance contract. The Policy is built around its Accumulation Value, which changes every business day based on the investment experience of the Portfolios underlying the Divisions or the amount of interest credited to the General Account. Premiums increase Accumulation Value. Charges we assess, cash you withdraw and policy loans decrease the Policy's Accumulation Value. Your choice of the timing and amount of premiums you pay, investment options and your use of partial withdrawal and loan privileges will influence the Policy's performance. The choices you make will directly impact how long the Policy remains in effect, its tax status and the amount of cash available for use.

-  ISSUANCE AND UNDERWRITING

   We will issue a Policy on the life of a prospective Insured who meets our Age and underwriting standards.

-  DEATH BENEFIT

   The primary benefit of your Policy is life insurance coverage. While the Policy is in force, we pay a Death Benefit to the Beneficiary when the Insured dies and we receive due proof of death at our Service Office.

   CHOICE OF DEATH BENEFIT OPTION: At the time you purchase the Policy, you must choose between two Death Benefit Options. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.

-  ACCESS TO CASH VALUE

   LOANS: You may borrow up to 90% of the Policy's Cash Value at the end of the Valuation Period during which we receive the loan request. We will deduct any outstanding loan balance and unpaid interest from any Death Benefit proceeds.

   PARTIAL WITHDRAWALS: You may make a written request to withdraw part of your Surrender Value. We charge the lesser of $25 or 2% of the withdrawal. A withdrawal may have tax consequences.

   SURRENDERS: At any time while the Policy is in force and the Insured is living, you may make a written request to surrender your Policy. You will receive your Policy's Accumulation Value less any applicable Surrender Charge and outstanding Policy Debt. A surrender may have tax consequences.

-  FLEXIBILITY OF PREMIUMS


   After you pay the initial premium, prior to the Maturity Date, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount you select. You may also choose to make pre-authorized automatic monthly premium payments.


-  "FREE LOOK" PERIOD

   You have the right to examine and cancel your Policy by either returning it to our Service Office or to our representative within 10 days after you receive it, within 45 days of the date you signed the application for insurance, or within 10 days after mailing or personal delivery of the Right of Withdrawal, whichever is later. (Some states allow a longer period of time during which a Policy may be returned.) The free look period begins when you receive your Policy. We will refund your premium or Accumulation Value, as required by state law.

-  OWNERSHIP RIGHTS

   While the Insured is living and the Policy is in force, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy, subject to the terms of any assignment of the Policy. These rights include selecting and changing the Beneficiary, naming a successor owner, changing the Specified Amount of the Policy and assigning the Policy.

-  SEPARATE ACCOUNT

   The Separate Account is an investment account separate from the General Account. You may direct the Accumulation Value in your Policy to any of the Divisions of the Separate Account. Each Division invests in the one of the corresponding Portfolios listed on the cover of and described in this prospectus. Amounts allocated to the Separate Account will vary according to the investment performance of the Portfolios in which the Divisions invest. There is no guaranteed minimum division cash value.

-  GENERAL ACCOUNT

   You may place all or a portion of your Accumulation Value in the General Account where it earns a minimum of 4.5% annual interest. We may declare higher interest rates, but are not obligated to do so.

-  TRANSFERS

   GENERAL: You may transfer Accumulation Value among the Divisions and the General Account up to 20 times in each Policy Year. You will not be charged for the first 12 transfers in a Policy Year. We will charge the lesser of $25 or 10% of the amount transferred for each additional transfer during a Policy Year. Special limitations apply to transfers from the General Account. We reserve the right to modify transfer privileges and charges.

   DOLLAR COST AVERAGING: You may make periodic automatic transfers of specified amounts from the Money Market Division or the General Account to any other Division or the General Account.

   PORTFOLIO REBALANCING: We will automatically readjust the allocation between the Divisions and the General Account on a quarterly, semi-annual or annual basis at no additional charge.

-  SETTLEMENT OPTIONS

   There are several ways of receiving the Policy's Death Benefit proceeds other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Separate Account.

-  CASH VALUE

   Your Policy's Cash Value equals the Accumulation Value (the total amount that your Policy provides for investment plus the amount held as collateral for Policy Debt) less any Surrender Charge.

-  TAX BENEFITS

   Under current law you are not taxed on any gain under the Policy until you withdraw Accumulation Value from your Policy.

-  SUPPLEMENTAL BENEFITS AND RIDERS

   We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. There is a charge associated with these benefits and riders.

   POLICY RISKS

-  INVESTMENT RISK

   If you invest your Accumulation Value in one or more Divisions, you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Accumulation Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the General Account, then we credit your Accumulation Value (in the General Account) with a stated rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum of 4.5% per year.

-  SUITABILITY

   Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. While the amount of the Surrender Charge decreases over time, it may be a substantial portion or even exceed your Surrender Value. Accordingly, you should not purchase the Policy if you will need your Cash Value in a short period of time.

-  RISK OF LAPSE

   If your monthly charges exceed your Surrender Value, your Policy may enter a 61-day (in most states) Grace Period and may lapse. When you enter the Grace Period, we will notify you that your Policy will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your Policy generally will not enter the Grace Period if you make timely premium payments sufficient to cover the Monthly

   Deduction. Subject to certain conditions you may reinstate a lapsed Policy.

-  TAX RISKS

   Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your Policy may become a modified endowment contract ("MEC"). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC Policy are includable in gross income on an income first basis. Also, if you receive these distributions before you have attained age 59 1/2, you may be subject to a 10% penalty.

   Existing tax laws that benefit this Policy may change at any time.

-  WITHDRAWAL AND SURRENDER RISKS

   A Surrender Charge applies during the first ten Policy Years after the Policy Date and for ten years after each increase in Specified Amount. It is possible that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Surrender Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

   A partial withdrawal will reduce Surrender Value and Death Benefit. Partial withdrawals may be subject to a pro rata Surrender Charge and a partial withdrawal charge.

   A surrender or partial withdrawal may have tax consequences.

-  LOAN RISKS

   Taking a loan from your Policy may increase the risk that your Policy will terminate. It will have a permanent effect on the Policy's Surrender Value because the Accumulation Value held as security for the loan does not participate in the performance of the Divisions. In addition, if you do not pay loan interest when it comes due, the accrued interest will reduce the Surrender Value of your Policy. Both of these consequences may increase your Policy's risk of lapse. A loan will also reduce the Death Benefit. If your Policy is surrendered or if it lapses with an outstanding loan, you may incur adverse tax consequences.

   PORTFOLIO RISKS

   Each Division invests in shares of one of the Portfolios. We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which the Divisions invest. You bear the investment risk that the Portfolios possibly will not meet their objectives.

   The type of investments that a Portfolio makes entail specific types of risks. A comprehensive discussion of the risks of each Portfolio in which the Divisions may invest may be found in the Funds' prospectuses. Please refer to the prospectuses for the Funds for more information. You should read the prospectuses for each of the Funds carefully before investing. If you do not have a prospectus for a Portfolio, please contact us at the address or telephone number provided on the front cover of this prospectus and we will send you a copy.

FEE TABLES

    THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER ACCUMULATION VALUE AMONG THE DIVISIONS AND THE GENERAL ACCOUNT.

                                TRANSACTION FEES

                                   WHEN CHARGE IS
CHARGE                             DEDUCTED             AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------------------------
Premium Tax Charge (1)             Each Premium         2.5% of premium
                                   Payment

Surrender Charge (2)               Policy surrender,    MAXIMUM = $60.55 per $1,000 of Specified Amount (Policy
                                   partial withdrawal,  surrendered in 1st Policy Year for male smoker age 85)
                                   or decrease in
                                   Specified Amount     MINIMUM = $0.10 per $1,000 of Specified Amount (Policy
                                   in first ten Policy  surrendered in 10th Policy Year, for female non-smoker,
                                   Years and first      age 1)
                                   ten years after
                                   any increase in      For 36 year old, male non-smoker, Standard rating class:
                                   Specified Amount        $3.08 per $1,000 of Specified Amount in Policy Year 1, declining to $0.51 per $1,000 of Specified Amount in Policy Year 10

Transfer Fees                      Upon Transfer        $0 on first 12 transfers in each Policy Year; the lesser of $25 or 10% of the amount transferred thereafter.

Withdrawal Charge                  Upon Withdrawal      The lesser of $25 or 2% of the partial withdrawal amount.

In-force Policy Illustrations      Upon Request         $25 (3)

Net Policy Loan Interest Rate (4)  Upon each Policy     Type A Loan: 0% (5)
                                   Anniversary or,      Type B Loan: 2% annually (5)
                                   when applicable,
                                   loan repayment,
                                   Policy surrender,
                                   reinstatement of
                                   Policy or death
                                   of the Insured

(1) Subject to state law, we reserve the right to increase these tax charges due to changes in state or federal tax laws that increase our tax liability.

(2) This charge applies to all surrenders, partial withdrawals, and decreases in Specified Amount. Your Policy's maximum initial surrender charge will equal 30% of your Policy's Guideline Annual Premium, as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The Guideline Annual Premium varies based on your Policy's Specified Amount, Issue Age, risk classification, and sex of the Insured. Your Policy's surrender charge will equal (1) the surrender charge factor shown in the table below for the Policy Year of the surrender, times (b) the lesser of (i) the Guideline Annual Premium or (ii) the premiums you actually pay in Policy Year one. The applicable surrender charge factors are shown in the table below, declining to 0 after the 10th Policy Year:

                            POLICY YEAR          SURRENDER CHARGE FACTOR
                           -------------        -------------------------
                               1-5                      .30
                                 6                      .25
                                 7                      .20
                                 8                      .15
                                 9                      .10
                                10                      .05
                      11 and after                        0

    For more information and an example, see "Charges Deducted Upon Surrender" at page 28 below. The Surrender Charge on a decrease in the Specified Amount is proportionate to the percentage decrease.

    If you increase the Specified Amount of your Policy, we will determine an additional Surrender Charge applicable to the amount of the increase and apply it to any subsequent surrender, partial withdrawal, or decrease in the Specified Amount. See "Charges Deducted Upon Surrender," beginning on page [28].

    The Surrender Charge shown in the table may not be representative of the Surrender Charge that you would pay. For more information about the Surrender Charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

(3) We currently waive this charge.

(4) The Net Policy Loan Interest Rate represents the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the Accumulation Value held in the General Account to secure loans.

(5) No Net Policy Loan Interest Rate is deducted for a Type A loan, which is charged the same interest rate as the interest credited to the Accumulation Value held in the General Account to secure the loan. The annual Net Policy Loan Interest Rate deducted for a Type B loan is based on the difference between the loan interest rate (which is guaranteed not to exceed a maximum of 8% annually) and the interest rate credited to the Accumulation Value held in the General Account to secure the Type B loan (which is equal to the lesser of an annual rate of 6% or the interest rate currently credited to the General Account (which is guaranteed not to be less than 4.5% annually)). See "Policy Loans", beginning on page 30.

    THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIOS' FEES AND EXPENSES.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

                                  WHEN CHARGE IS
CHARGE                            DEDUCTED              AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------
Cost of Insurance                 Monthly on            $0.06 - $25.48 per $1,000
(per $1,000 of net                Monthly
amount at risk) (1)               Anniversary
                                  Date                  For 36 year old male non-smoker,
                                                        Standard rating class:
                                                             Current: $0.15 per $1,000
                                                             Guaranteed: $0.15 per $1,000
                                                             of Specified Amount

Mortality and Expense             Accrued Daily         0.90% annually
Risk Charge (2)

Administrative Expense            Monthly on            $6 per month
Charge                            Monthly
                                  Anniversary
                                  Date

Tax Charge                        Each Valuation        Currently none (3)
                                  Period

(1) The cost of insurance charge varies based on the Insured's Issue Age, sex, smoking status, underwriting class, and Policy Year. We determine the current Cost of Insurance charge, but we guarantee we will never charge you a higher rate than the guaranteed rate shown in your Policy. We calculate a separate Cost of Insurance charge for any increase in the Specified Amount, based on the Insured's circumstances at the time of the increase. For more information about the calculation of the Cost of Insurance charge, see "Cost of Insurance," beginning on page 26.

    The Cost of Insurance charge shown in the table may not be representative of the charges that you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

(2) The rate given is an effective annual rate.

(3) We currently do not assess a charge for federal income taxes that may be attributable to the operations of the Separate Account. We reserve the right to do so in the future. See "Charges and Fees Assessed Against the Separate Account" on page [27] below.

    CURRENTLY WE ARE OFFERING THE FOLLOWING OPTIONAL RIDERS. THE CHARGES FOR THE RIDERS YOU SELECT ARE DEDUCTED MONTHLY FROM YOUR ACCUMULATION VALUE AS PART OF THE MONTHLY DEDUCTION. YOU MAY NOT BE ELIGIBLE FOR ALL OF THE OPTIONAL RIDERS SHOWN BELOW. THE BENEFITS PROVIDED UNDER EACH RIDER ARE SUMMARIZED IN "SUPPLEMENTAL BENEFITS" BELOW.

                                  RIDER CHARGES

                                  WHEN CHARGE IS
                                  DEDUCTED              AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit          Monthly on            $0.07 - $0.16 per $1000 of Insurance Risk (1)(5)
                                  the Monthly
                                  Anniversary Date
                                                        36 year old male non-smoker, Standard rating class:
                                                           $0.07 per $1,000 of Insurance Risk

Automatic Increase                Monthly on            Maximum: $0.01 - $0.11 per $1000 of Initial Specified Amount (2)(5)
                                  the Monthly
                                  Anniversary Date
                                                        36 year old male non-smoker, Standard rating class:
                                                           $0.01 per $1,000 of Initial Specified Amount

Children's Term Insurance         Monthly on            $.50 per $1,000 of Death Benefit
                                  the Monthly
                                  Anniversary Date

Guaranteed Death Benefit          Monthly on            $0.01 per $1,000 of Specified Amount.
                                  the Monthly
                                  Anniversary Date

Guaranteed Insurability           Monthly on            $0.03 - $0.16 per $1,000 of Specified Amount (3)(5)
Rider                             the Monthly
                                  Anniversary Date

                                                        36 year old male non-smoker, Standard rating class:
                                                           $0.12 per $1,000 of Specified Amount

Other Insured Term Rider          Monthly on            $0.07 - $4.21 per $1,000 of Death Benefit (4)(5)
                                  the Monthly
                                  Anniversary Date
                                                        36 year old female non-smoker, Preferred Plus rating class:
                                                           $0.13 per $1,000 of Death Benefit

Waiver of Specified               Monthly on            $.012 - $0.12 per $1000 of Specified Monthly Premium (1)(5)
Premium Rider                     the Monthly
                                  Anniversary Date

                                                        36 year old male non-smoker, Standard rating class:
                                                           $0.12 per $1,000 of Specified Monthly Premium

Waiver of Premium                 Monthly on            $0.01 - $0.29 per $1000 of Net Amount at Risk (1)(5)
Disability Rider                  the Monthly
                                  Anniversary Date

                                                        36 year old male non-smoker, Standard rating class:
                                                           $0.02 per $1,000 of Net Amount at Risk

Exchange of Insured Rider         At time               $1 per $1000 of Specified Amount to a maximum of $150
                                  of exchange

Terminal Illness Accelerated                            No charge
Benefit Rider

                                  WHEN CHARGE IS
RIDER CHARGES                     DEDUCTED              AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------------------
Extension of Maturity                                   No charge
Date Rider

Primary Insured Term Rider        Monthly on            $0.02 - $19.04 per $1000 of Death Benefit (1)(5)
                                  the Monthly
                                  Anniversary Date      36 year old male non-smoker, Preferred rating class:
                                                           $0.05 per $1,000 of Death Benefit

(1) The monthly rate for this rider is based on the Attained Age of the Insured.

(2) The monthly rate for this rider is based on the Issue Age of the Insured.

(3) The cost of insurance rate for this rider is based on Issue Age and remains level throughout the rider coverage period.

(4) This charge varies based on Attained Age, sex, smoking status, underwriting class of the Insured, and duration of the Rider. The calculation and operation of this charge is similar to the calculation of the Cost of Insurance charge on the Policy. See footnote (1) on page 7.

(5) The charge shown in the table may not be representative of the charge you would pay. For more information about the charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

    THE FOLLOWING TABLE DESCRIBES PORTFOLIO FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. THE TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY ANY OF THE PORTFOLIOS. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH PORTFOLIO.

                                CHARGES ASSESSED
                         AGAINST THE UNDERLYING FUNDS(1)


                                                                                          MINIMUM     MAXIMUM
                                                                                          -------     -------
Total Annual Portfolio Operating Expenses (expenses that are                               0.29%       2.08%
deducted from Portfolio assets, including management fees, distribution (12b-1)
fees, and other expenses), without waivers or expense reimbursements

Total Annual Portfolio Operating Expenses (expenses that are                               0.28%       1.98%
deducted from Portfolio assets, including management fees,
distribution (12b-1) fees, and other expenses), with contractual waivers and expense reimbursements



(1) The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2003 for the Portfolios in which the Variable Account invests.

    The advisers and/or other service providers of certain Portfolios have agreed to reduce their fees and/or reimburse the Portfolios' expenses to keep the Portfolios' expenses below specified limits. The range of expenses in the first row above does not include the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through December 31, 2004. The 1.98% maximum Total Annual Portfolio Operating Expenses, after contractual waivers and expense reimbursements are taken into consideration, is for three Portfolios, and the expense limits are terminable after December 31, 2004. These arrangements are described in more detail in the Expense table and footnotes on the following page and in the relevant Portfolios' prospectuses. Other Portfolios have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time, and which are not reflected in the above chart. Taking these arrangements into consideration, the maximum and minimum Total Annual Portfolio Operating Expenses were 1.98% and 0.28%, respectively. Each fee reduction and expense reimbursement arrangement is described in the notes to the table below and the relevant Portfolio's prospectus.


    The Portfolios' expenses are assessed at the Portfolio level and are not direct charges against the Divisions or the Policy's Accumulated Value. These expenses are taken into account in computing each Portfolio's per share net asset value, which in turn is used to compute the corresponding Division's Accumulation Unit Value.

    Each Division purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and they may vary from year to year.


    The figures in the following table show expense ratios for the individual Portfolios for the year ended December 31, 2003, except where otherwise noted. The expense of certain Portfolios reflect contractual fee reductions and expense reimbursement, as indicated in their prospectuses.

    INDIVIDUAL PORTFOLIO COMPANY ANNUAL EXPENSES

    (as a percentage of average net assets)



                                                     12b-1 OR              TOTAL PORTFOLIO             TOTAL PORTFOLIO
                                              MGMT.   SERVICE    OTHER         EXPENSES       TOTAL       EXPENSES
                                              FEES     FEES     EXPENSES  (WITHOUT WAIVERS)  WAIVERS    (WITH WAIVERS)
                                              -----  --------   --------  -----------------  -------   ---------------
JPVF Balanced                                 0.65%               0.14%          0.79%         N/A          0.79%
JPVF Capital Growth                           0.73%               0.07%          0.80%         N/A          0.80%
JPVF Growth                                   0.75%               0.14%          0.89%         N/A          0.89%
JPVF High Yield Bond                          0.75%               0.38%          1.13%         N/A          1.13%
JPVF International Equity                     1.00%               0.29%          1.29%         N/A          1.29%
JPVF Mid-Cap Growth                           0.90%               0.24%          1.14%         N/A          1.14%
JPVF Mid-Cap Value                            1.05%               0.16%          1.21%         N/A          1.21%
JPVF Money Market                             0.50%               0.08%          0.58%         N/A          0.58%
JPVF Small-Cap Value                          1.30%               0.12%          1.42%         N/A          1.42%
JPVF Small Company                            0.75%               0.11%          0.86%         N/A          0.86%
JPVF S&P 500 Index (2)                        0.24%               0.10%          0.34%         N/A          0.34%
JPVF Strategic Growth                         0.80%               0.11%          0.91%         N/A          0.91%
JPVF Value                                    0.75%               0.08%          0.83%         N/A          0.83%
JPVF World Growth Stock                       0.75%               0.14%          0.89%         N/A          0.89%
American Century VP International             1.33%               0.01%          1.34%         N/A          1.34%
American Century VP Value                     0.85%    0.25%      0.00%          1.10%         N/A          1.10%
American Funds Growth Fund                    0.37%    0.25%      0.02%          0.64%         N/A          0.64%
American Funds Growth-Income                  0.33%    0.25%      0.01%          0.59%         N/A          0.59%
Fidelity VIP Contrafund(R)                    0.58%               0.09%          0.67%        0.02%         0.65%
Fidelity VIP Equity-Income                    0.48%               0.09%          0.57%        0.01%         0.56%
Fidelity VIP Growth                           0.58%               0.09%          0.67%        0.03%         0.64%
Fidelity VIP Investment Grade Bond            0.43%    0.25%      0.11%          0.79%         N/A          0.79%
Fidelity VIP Mid Cap                          0.58%    0.25%      0.12%          0.95%        0.02%         0.95%
Franklin Small Cap Value Securities Fund (1)  0.57%    0.25%      0.17%          0.99%         N/A          0.99%
Goldman Sachs Capital Growth                  0.75%               0.68%          1.43%        0.55%         0.88%
MFS VIT Utilities Series                      0.75%               0.17%          0.92%         N/A          0.92%
PIMCO Total Return (3)                        0.25%    0.15%      0.26%          0.66%        0.01%         0.65%
ProFund VP Asia 30                            0.75%    0.25%      0.93%          1.93%         N/A          1.93%
ProFund VP Europe 30                          0.75%    0.25%      0.91%          1.91%         N/A          1.91%
ProFund VP Financial (4)                      0.75%    0.25%      1.07%          2.07%        0.09%         1.98%
ProFund VP Healthcare (4)                     0.75%    0.25%      1.04%          2.04%        0.07%         1.97%
ProFund VP Large-Cap Growth                   0.75%    0.25%      0.98%          1.98%         N/A          1.98%
ProFund VP Large-Cap Value                    0.75%    0.25%      0.98%          1.98%         N/A          1.98%
ProFund VP Rising Rates Opportunity           0.75%    0.25%      0.91%          1.91%         N/A          1.91%
ProFund VP Small-Cap Growth                   0.75%    0.25%      1.00%          2.00%        0.02%         1.98%
ProFund VP Small-Cap Value                    0.75%    0.25%      1.08%          2.08%        0.10%         1.98%
ProFund VP Technology (4)                     0.75%    0.25%      0.93%          1.93%         N/A          1.93%
ProFund VP U.S. Government Plus               0.50%    0.25%      0.99%          1.74%        0.01%         1.73%
Scudder VIT Small Cap Index (5)               0.35%    0.25%      0.27%          0.87%        0.17%         0.70%
Templeton Foreign Securities (1)              0.69%               0.18%          0.87%         N/A          0.87%
Vanguard VIF Mid-Cap Index (7)                0.24%               0.05%          0.29%         N/A          0.29%
Vanguard VIF REIT Index (7)                   0.32%               0.04%          0.36%         N/A          0.36%
Vanguard VIF Small Company Growth (6)         0.52%               0.03%          0.55%         N/A          0.55%



 (1) The Fund manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. The reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

 (2) The Portfolio's investment adviser has agreed to reimburse the Portfolio for total annual expenses above 0.28% of average net assets. Without such reimbursement, total annual expenses would have been 0.39%. The expense reimbursement plan is pursuant to a contract which may be terminated by that investment adviser at any time.

 (3) PIMCO has contractually agreed, for the Portfolio's fiscal year, to reduce total annual portfolio operating expenses to the extent they would exceed, due to total payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets.

 (4) ProFund Advisors has contractually agreed to waive investment advisory and management service fees and to reimburse other expenses to the extent the Portfolio's total portfolio annual expenses exceed 1.98% of the Portfolio's average daily net assets through December 31, 2004. After such date, the expense limitation may be terminated or revised.

 (5) The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses (other than 12b-1 fees) to 0.45% of the average daily net assets of the Fund until April 30, 2005.

 (6) The investment advisers for this Portfolio receive a quarterly advisory fee based on an annual percentage rate applied to average month-end net assets over the quarter increased or decreased based upon the advisers' performances in comparison to a benchmark index. This performance fee structure will not be in full operation for one of the Portfolio's advisers until December 31, 2003. Please see the Portfolio's prospectus and statement of additional information for more details.

 (7) The Vanguard Group provides investment advisory services to the Portfolios on an at-cost basis.

Note: The Portfolio expense information was provided by the Portfolios and has not been independently verified by us. See the prospectuses or statements of additional information of the Portfolios for further details.


Certain of the Portfolios' advisers reimburse the Company for administrative costs incurred in connection with administering the Portfolios as variable funding options under the Policies. Such reimbursement is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ among Portfolios. Such reimbursement typically is calculated as a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to .25% annually of net assets. The reimbursements, which generally are paid by the advisers and are not charged to owners, are separate from the expenses of the Portfolio. We receive 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios' shares held by corresponding Divisions.

DEFINITIONS

ACCUMULATION VALUE--The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

AGE--The Insured's age at his/her nearest birthdays.

ALLOCATION DATE--The date when we place the initial Net Premium in the Divisions and the General Account as you instructed in the application. The Allocation Date is the later of: 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive all administrative items needed to activate the Policy.

ATTAINED AGE--The age of the Insured at the last Policy Anniversary.

BENEFICIARY--The person you designate in the application to receive the Death Benefit proceeds. If changed, the Beneficiary is as shown in the latest change filed with us. If no Beneficiary survives the Insured, you or your estate will be the Beneficiary.

CASH VALUE--The Accumulation Value less any Surrender Charge.

CODE--The Internal Revenue Code of 1986, as amended.

COMPANY--Jefferson Pilot Financial Insurance Company.

COST OF INSURANCE--A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.

DATE OF RECEIPT--Any Company business day, prior to 4:00 p.m. Eastern time, on which a notice or premium payment is received at our Service Office.

DEATH BENEFIT--The amount which is payable to the Beneficiary on the death of the Insured, adjusted as provided in the Policy.

DEATH BENEFIT OPTIONS--The methods for determining the Death Benefit.

DIVISION--A separate division of Separate Account A which invests only in the shares of a specified Portfolio of a Fund.

FUND--An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

GENERAL ACCOUNT--A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4.5% per year.

GRACE PERIOD--The 61-day period beginning on the Monthly Anniversary Date on which the Policy's Surrender Value is insufficient to cover the current Monthly Deduction, unless the cumulative minimum premium requirement has been met. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

INSURED--The person on whose life the Policy is issued.

ISSUE AGE--The Age of the Insured on the Policy's Issue Date.

ISSUE DATE--The effective date on which we issue the Policy.

LOAN VALUE--Generally, 90% of the Policy's Cash Value on the date of a loan.

MATURITY DATE--Unless otherwise specified, the Policy Anniversary nearest to the Insured's 95th birthday.

MINIMUM INITIAL PREMIUM--The amount of premium due on the Policy Date, which is an amount sufficient to cover Monthly Deductions and keep the Policy in force for at least three months.

MONTHLY ANNIVERSARY DATE--The same day in each month as the Policy Date.

NET PREMIUM--The gross premium less the Premium Tax Charge.

POLICY--The life insurance contract described in this Prospectus.


POLICY DATE--The date set forth in the Policy and from which Policy Years, Policy Months and Policy Anniversaries will be determined. If the Policy Date should fall on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If you do not request a date, it is either the date the Policy is issued or the date we receive your premium payment. For policy exchanges or conversions, the Policy Date is the Monthly Anniversary Date of the original policy.


POLICY DEBT--The sum of all unpaid policy loans and accrued interest thereon.

PORTFOLIO--A separate investment series of one of the Funds.

PROOF OF DEATH--One or more of: a) a copy of a certified death certificate; b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.

SEC--Securities and Exchange Commission.

SEPARATE ACCOUNT A OR THE SEPARATE ACCOUNT--JPF Separate Account A, a separate investment account we established for the purpose of funding the Policy.

SERVICE OFFICE--Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.

SPECIFIED AMOUNT--The amount you chose at application, which may subsequently be increased or decreased, as provided in the Policy. The Specified Amount is used to determine the Death Benefit.

STATE--Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, the Commonwealth of the Northern Mariana Islands or any other possession of the United States.

SURRENDER CHARGE--An amount we retain upon the surrender of the Policy, or a withdrawal.

SURRENDER VALUE--Cash Value less any Policy Debt.

TARGET PREMIUM--The premium from which first year commissions will be determined and which varies by sex, Issue Age, rating class of the Insured and Specified Amount.


VALUATION DATE--The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open.


VALUATION PERIOD--The period of time from between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

THE COMPANY

Jefferson Pilot Financial Insurance Company ("JP Financial" or "the Company") is a stock life insurance company chartered in 1903 in Tennessee and redomesticated to New Hampshire in 1991. Prior to May 1, 1998, JP Financial was known as Chubb Life Insurance Company of America. In April 30, 1997, Chubb Life, formerly a wholly-owned subsidiary of The Chubb Corporation, became a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The Company redomesticated to Nebraska in June of 2000. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401; its telephone number is 336-691-3000. Chubb Life changed its name to Jefferson Pilot Financial Insurance Company effective May 1, 1998. JP Financial's Service Office is located at One Granite Place, Concord, New Hampshire 03301; its telephone number is 800-258-3648.

We are licensed to do life insurance business in forty-nine states of the United States, the District of Columbia, Puerto Rico, the U.S. Virgin Islands, Guam and the Commonwealth of the Northern Mariana Islands.


At December 31, 2003 the Company and its subsidiaries had total assets of approximately $16.2 billion and had $218 billion of insurance in force, while total assets of Jefferson-Pilot Corporation and its subsidiaries (including the Company) were approximately $32.7 billion.


We write individual life insurance and annuities, which are subject to Nebraska law governing insurance.

We are currently rated AAA (Exceptionally Strong) by Fitch IBCA, AAA (Exceptionally Strong) by Standard & Poor's Corporation and A++ (Superior) by a.m. Best and Company. These ratings do not apply to JPF Separate Account A, but reflect the opinion of the rating companies as to our relative financial strength and ability to meet our contractual obligations to our policyowners.

THE SEPARATE ACCOUNT

The Separate Account underlying the Policy is JPF Separate Account A. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the prospectuses for each of the Portfolios which are delivered with this Prospectus.

Separate Account A was established under New Hampshire law on August 20, 1984 and is now governed by the laws of the State of Nebraska as a result of the Company's redomestication to Nebraska on June 12, 2000. Under Nebraska Insurance Law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for our variable life insurance policies. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value.

The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to you.

No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or our management or investment practices or policies. We do not guarantee the Separate Account's investment performance.


DIVISIONS. The Policy presently offers forty-three Divisions but may add or delete Divisions. We reserve the right to limit the number of Divisions in which you may invest over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

   INVESTMENT AND FIXED ACCOUNT OPTIONS

   You may allocate all or a part of your Net Premiums and Accumulation Value to the Divisions currently available under your Policy or you may allocate all or a part of your Net Premiums to the General Account.

   SELECTING INVESTMENT OPTIONS

   - CHOOSE OPTIONS APPROPRIATE FOR YOU. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.

   - UNDERSTAND THE RISKS ASSOCIATED WITH THE OPTIONS YOU CHOOSE. Some Divisions invest in Portfolios that are considered more risky than others. Portfolios with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other Portfolios. For example, Portfolios investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, Portfolios using derivatives in their investment strategy may be subject to additional risks.

   - BE INFORMED. Read this prospectus and the Portfolio prospectuses before choosing your investment options.

-  SEPARATE ACCOUNT INVESTMENTS

   The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums and Accumulation Value allocated to the Separate Account will be invested in the Portfolios in accordance with your selection.


   The Separate Account is currently divided into 43 divisions, each of which invests in a single Portfolio of one of the following open-end investment management companies:


   Jefferson Pilot Variable Fund, Inc. ("JPVF")
   American Century Variable Portfolios, Inc.
   American Funds Insurance Series

   Goldman Sachs Variable Insurance Trust

   Fidelity(R) Variable Insurance Products Fund ("VIP")
   Franklin Templeton Variable Insurance Products Trust
   MFS(R) Variable Insurance Trust
   PIMCO Variable Insurance Trust
   ProFunds VP
   Scudder Investment VIT Funds

   Vanguard VIF Variable Insurance Fund


   Divisions may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Divisions you may elect over the lifetime of the Policy or to increase the total number of Divisions you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only to insurance company separate accounts to provide the investment options for variable annuities or variable life insurance policies and in some instances to qualified employee benefit plans. (See Mixed and Shared Funding)

   The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Division or combination of Divisions is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.

-  INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS

   The investment adviser to JPVF is Jefferson Pilot Investment Advisory Corporation ("JP Investment Advisory"), an affiliate of the Company. JP Investment Advisory and JPVF have contracted with the unaffiliated sub-investment managers listed in the table below to provide the day-to-day investment decisions for the JPVF Portfolios.


   American Century Investment Management, Inc. is the investment adviser to the American Century Variable Portfolios, Inc. Capital Research and Management Company ("Capital") is the investment adviser to the American Funds Insurance Series. Goldman Sachs Asset Management, L.P. is the investment adviser to the Goldman Sachs Variable Insurance Trust. Deutsche Asset Management, Inc. ("Deutsche") is the investment adviser to the Scudder Investment VIT Funds (formerly Deutsche VIT Funds Trust). Fidelity Management and Research Company ("FMR") is the investment adviser to the Fidelity Variable Insurance Products Fund. Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS Variable Insurance Trust. Pacific Investment Management

   Company ("PIMCO") is the investment adviser to the PIMCO Variable Insurance Trust. ProFunds Advisors LLC is the investment adviser to the ProFunds VP. The investment advisers for the Vanguard VIF Small Company Portfolio of the Vanguard Variable Insurance Fund are Granaham Investment Management, Inc. ("Granaham") and Granaham, Mayo, Van Otterloo &Co. LLC ("GMO"). The Vanguard Group is the investment adviser to the Vanguard VIF Mid-Cap Index Portfolio and the Vanguard VIF REIT Index Portfolio, Templeton Investment Counsel, LLC ("TIC") and Franklin Advisory Services, LLC are the investment advisers to the Franklin Templeton Variable Insurance Products Trust.


   Following are the investment objectives and managers for each of the
   Portfolios:


                                PORTFOLIO CHOICES

                                            LARGE GROWTH



PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------
American Growth Fund, Class 2               Seeks long-term growth                                      Capital
VIP Growth Portfolio                        Seeks to achieve capital appreciation.                      FMR
Goldman Sachs Capital Growth Fund           Seeks long-term growth of capital.                          Goldman Sachs
                                                                                                        Asset Management, L.P.
JPVF Capital Growth Portfolio               Seeks capital growth. Realization of income is              Wellington Capital
                                            not a significant investment consideration and              Management, LLC
                                            any income realized will be incidental.                     ("Wellington")
JPVF Growth Portfolio                       Capital growth by investing primarily in equity             Turner Investment
                                            securities that the Sub-Investment Manager                  Partners, Inc.
                                            believes have above-average growth prospects.               ("Turner")
JPVF Strategic Growth Portfolio             Long-term growth of capital. Dividend and                   T. Rowe Price
   (formerly JPVF Emerging                  interest income from portfolio securities, if any, is
   Growth Portfolio)                        incidental to the Portfolio's investment objective
                                            of long-term growth.
ProFund VP Large-Cap Growth                 Seeks daily investment results, before fees and             ProFund Advisors LLC
                                            expenses, that correspond to the daily performance          ("ProFund")
                                            of the S&P 500/Barra Growth Index.



                                            LARGE CORE



PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                 Seeks long-term capital appreciation.                       FMR
JPVF S&P 500 Index Portfolio(1)             Seeks investment results that correspond to the             Mellon Capital
                                            total return of common stocks publicly traded in            Management Corporation
                                            the United States, as represented by the S&P 500.



                                            LARGE VALUE



PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------
American Growth-Income Fund, Class 2        Seeks long-term growth and income                           Capital
VIP Equity-Income Portfolio                 Seeks reasonable income by investing primarily              FMR
                                            in income-producing equity securities. In
                                            choosing these securities the Portfolio will also
                                            consider the potential for capital appreciation.
                                            The Portfolio's goal is to achieve a yield which
                                            exceeds the composite yield on the securities
                                            comprising the Standard & Poor's Composite
                                            Index of 500 Stocks (S&P 500).
JPVF Value Portfolio                        Long-term growth of capital by investing                    Credit Suisse
                                            primarily in a wide range of equity issues that             Management, LLC
                                            may offer capital appreciation and, secondarily,
                                            seeks a reasonable level of current income.
ProFund VP Large-Cap Value                  Seeks daily investment results, before fees and             ProFund
                                            expenses, that correspond to the daily performance
                                            of the S&P 500/Barra Value Index.

                                            MID-CAP GROWTH



PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------
JPVF Mid-Cap Growth Portfolio               Seeks capital appreciation.                                 Wellington



                                            MID-CAP CORE



PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------
VIP Mid Cap Portfolio, Service Class 2      Seeks long-term growth of capital                           FMR
Vanguard(R) VIF Mid-Cap                     Seeks to provide long-term growth of capital                Vanguard
   Index Portfolio                          by attempting to match the performance of
                                            a broad-based market index of stocks of
                                            medium-size U.S. companies.



                                            MID-CAP VALUE



PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Value Fund,          Seeks long-term capital growth.                             American Century
   Class II                                 Income is a secondary objective.
JPVF Mid-Cap Value Portfolio                Seeks capital appreciation.                                 Turner



                                            SMALL-CAP GROWTH



PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------
JPVF Small Company Portfolio                Seeks growth of capital. The Portfolio pursues its          Lord, Abbett &
                                            objective by investing primarily in a diversified           Company, LLC
                                            portfolio of equity securities issued by small
                                            companies.
ProFund VP Small-Cap Growth                 Seeks daily investment results, before fees and             ProFund
                                            expenses, that correspond to the daily performance
                                            of the S&P SmallCap 600/Barra Growth Index.
Scudder VIT Small Cap                       Seeks to replicate, as closely as possible, before          Deutsche
   Index Fund Class B                       expenses, the performance of the Russell 2000
                                            Small Stock Index, which emphasizes stocks of
                                            small U.S. companies.
Vanguard(R) VIF Small Company               Seeks to provide long-term growth of capital.               Granahan and GMO
   Growth Portfolio



                                            SMALL-CAP VALUE



PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Value                    Seeks long-term total return.                               Franklin Advisory
   Securities Fund, Class 2                                                                             Services, LLC
JPVF Small-Cap Value Portfolio              Seeks long-term capital appreciation by investing           Dalton, Greiner,
                                            primarily in securities of small-cap companies.             Hartman, Maher, LLC
ProFund VP Small-Cap Value                  Seeks daily investment results, before fees and             ProFund
                                            expenses, that correspond to the daily performance
                                            of the S&P SmallCap 600/Barra Value Index.

                                            INTERNATIONAL LARGE GROWTH



PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP International        Seeks capital growth.                                       American Century
   Fund

JPVF International Equity Portfolio         Long-term growth of capital through investments             Marsico Capital
                                            in securities whose primary trading markets are             Management, LLC
                                            outside the United States.
ProFund VP Asia 30                          Seeks daily investment results, before fees and             ProFund
                                            expenses, that correspond to the daily performance
                                            of the ProFunds Asia 30 Index.
ProFund VP Europe 30                        Seeks daily investment results, before fees and             ProFund
                                            expenses, that correspond to the daily performance
                                            of the ProFunds VP Europe 30 Index.



                                            INTERNATIONAL LARGE CORE



PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------
JPVF World Growth Stock Portfolio           Long-term growth through a policy of investing              Templeton Global
                                            primarily in stocks of companies organized in the           Advisors, Ltd.
                                            U.S. or in any foreign nation. A portion of the
                                            Portfolio may also be invested in debt obligations
                                            of companies and governments of any nation.
                                            Any income realized will be incidental.



                                            INTERNATIONAL LARGE VALUE



PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities                Seeks long-term capital growth.                             Templeton Investment
   Fund: Class 1                                                                                        Counsel, LLC



                                            SECTOR



PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------
MFS VIT Utilities Series                    Seeks capital growth and current income (income             MFS
                                            above that is available from a portfolio invested
                                            entirely in equity securities).
ProFund VP Financial                        Seeks daily investment results, before fees and             ProFund
                                            expenses, that corresponds to the daily performance
                                            of the Dow Jones U.S. Financial Sector Index.
ProFund VP Healthcare                       Seeks daily investment results, before fees and             ProFund
                                            expenses, that correspond to the daily performance
                                            of the Dow Jones U.S. Healthcare Sector Index.
ProFund VP Technology                       Seeks daily investment results, before fees and             ProFund
                                            expenses, that correspond to the daily performance
                                            of the Dow Jones U.S. Technology Sector Index.
Vanguard(R) VIF REIT Index                  Seeks to provide a high level of income and                 Vanguard
   Portfolio                                moderate long-term growth of capital.

                                            FIXED INCOME



PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------
VIP Investment Grade Bond Portfolio,        Seeks to achieve as high a level of current                 FMR
   Service Class 2                          income as is consistent with preservation of
                                            capital.
JPVF High Yield Bond Portfolio              High level of current income by investing                   MFS
                                            primarily in corporate obligations with emphasis
                                            on higher yielding, higher risk, lower-rated or
                                            unrated securities.
PIMCO Total Return Portfolio                Seeks maximum total return, consistent with                 PIMCO
                                            preservation of capital and prudent investment
                                            management.
ProFund VP Rising Rates Opportunity         Seeks daily investment results, before fees and             ProFund
                                            expenses, that correspond to one and one-quarter
                                            times (125%) the inverse (opposite) of the daily price
                                            movement of the most recently issued 30-year
                                            U.S. Treasury Bond ("Long Bond").
ProFund VP U.S. Government Plus             Seeks daily investment results, before fees and             ProFund
                                            expenses, that correspond to one and one-quarter
                                            times (125%) the inverse (opposite) of the daily price
                                            movement of the most recently issued 30-year
                                            U.S. Treasury Bond ("Long Bond").



                                            HYBRID



PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------
JPVF Balanced Portfolio                     Reasonable current income and long-term capital             Wellington
                                            growth, consistent with conservation
                                            of capital, by investing primarily
                                            in common stocks and fixed income
                                            securities.



                                            MONEY MARKET



PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------
JPVF Money Market Portfolio                 Seeks to achieve as high a level of current                 MFS
                                            income as is consistent with preservation of
                                            capital and liquidity.



An investment in the JPVF Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.

Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

Some of the Portfolios are managed by investment advisers who also manage publicly offered mutual funds having similar names and investment objectives. While some of the Portfolios may in some ways resemble, and may in fact be modeled after publicly offered mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly offered mutual fund. Consequently, the investment performance of publicly offered mutual funds and any similarly named Portfolio may differ substantially.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to or charged against the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use the net premiums you allocate to a Division to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

-  MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

   Shares of the Portfolios are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Portfolio shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Portfolios simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/ Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Portfolio. This might force that Portfolio to sell portfolio securities at disadvantageous prices. Policy owners will not bear the attendant expense.

-  FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

   We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio shares already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (A) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (B) the shares of a Portfolio are no longer available for investment; or (C) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution of securities will be made without prior notice to Policyowners, and without prior approval of the SEC or such other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.

   We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

      (a) to operate the Separate Account in any form permitted by law;

      (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

      (c) to transfer assets from one Division to another, or from any Division to our general account;

      (d) to add, combine, or remove Divisions in the Separate Account;

      (e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees--Other Charges"; and

      (f) to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

   Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolios' shareholders. See accompanying Prospectus for the Portfolios.

-  GENERAL ACCOUNT

   Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the General Account has not been reviewed by the SEC.

   The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.5% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.

   The General Account is secured by our general assets. Our the general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General Account in those assets we have chosen, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

   We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly deduction adjustment, plus interest at an annual rate of not less than 4.5%, less the amount of any withdrawals, Policy Loans or Monthly Deductions.

   If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the Initial Net Premium.

   POLICY CHOICES

-  GENERAL

   The Policy is designed to provide the Insured with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage with a Death Benefit payable on the Insured's death. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.

   To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. We will generally not issue Policies to insure persons older than age 80. For ages 15 and over, the Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application for any reason.

   The minimum Specified Amount at issue is $25,000. We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.

-  PREMIUM PAYMENTS

   The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our Service Office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payment on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will set forth the limits, which will include a minimum initial premium payment sufficient to keep the Policy in force for three months; they may also include limits on the total amount and frequency of payments in each Policy Year. No payment may be less than $25 ($50 for electronic fund transfers). We will not bill premium payments for less than $250, nor more frequently than quarterly, semi-annually or annually. You may not pay additional premium payments after the original Maturity Date.

   In order to help you get the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the current financial climate, the Specified Amount of the Policy and the Insured's age, sex and risk class. You are not required to pay Planned Periodic Premiums. If you do not pay a Planned Periodic Premium, your Policy will not lapse so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Policy Lapse")

-  MODIFIED ENDOWMENT CONTRACT

   The Policy will be allowed to become a modified endowment contract ("MEC") under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

   If the excess premium had been applied to your Policy before we notify you, we will adjust your

   Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

-  COMPLIANCE WITH THE INTERNAL REVENUE CODE

   The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code.

   We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

-  BACKDATING


   Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy in the state where the Policy is issued (or as otherwise allowed by state law). Backdating may be desirable, for example, so that you can purchase a particular Specified Amount for a lower cost of insurance rate based on a younger Insured age. For a backdated Policy, you must pay the premium for the period between the Policy Date and the date the application is received at the Service Office. For a backdated Policy, we will assess policy fees and charges from the Policy Date even though you did not have coverage under the Policy until the Policy's Issue Date. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.


-  ALLOCATION OF PREMIUMS

   We will allocate premium payments, net of the premium tax charge, plus interest earned prior to the Allocation Date, among the General Account and the Divisions in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any division or the General Account is 5%. Allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in our Service Office. Prior to the Allocation Date, the initial Net Premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")

   You may change your premium allocation instructions at any time. Your request may be written, by telephone, or via the internet, so long as the proper telephone authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")

-  DEATH BENEFIT OPTIONS

   At the time of purchase, you must choose between the two available Death Benefit Options. The amount payable under the Policy will depend upon which Death Benefit Option you choose.

   Under OPTION 1 the Death Benefit will be the greater of (i) the current Specified Amount or (ii) the Accumulation Value on the date of death of the insured multiplied by the corridor percentage, as described below.

   Under OPTION 2 the Death Benefit equals the greater of the current Specified Amount plus the Accumulation Value on the date of death or the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.

   The corridor percentage depends upon the Insured's Attained Age on the date of death and is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the federal tax laws. Following is a complete list of corridor percentages.

 ATTAINED      CORRIDOR      ATTAINED      CORRIDOR      ATTAINED      CORRIDOR      ATTAINED      CORRIDOR
   AGE        PERCENTAGE       AGE        PERCENTAGE        AGE       PERCENTAGE        AGE       PERCENTAGE
   ---        ----------       ---        ----------        ---       ----------        ---       ----------
 40 & below       250%          52            171%          64            122%          91            104%
     41           243           53            164           65            120           92            103
     42           236           54            157           66            119           93            102
     43           229           55            150           67            118           94            101
     44           222           56            146           68            117           95            100
     45           215           57            142           69            116
     46           209           58            138           70            115
     47           203           59            134           71            113
     48           197           60            130           72            111
     49           191           61            128           73            109
     50           185           62            126           74            107
     51           178           63            124          75-90          105

   Under both Option 1 and Option 2, the Death Benefit will be reduced by a withdrawal. (See "Withdrawals") The Death Benefit payable under either Option will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force. If you extend the Maturity Date of your Policy, beginning on the Policy Anniversary nearest the Insured's 95th birthday, the Death Benefit will equal the Accumulation Value, as it may change from time to time.

   After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection by sending us a request in writing. If you change from Option 1 to Option 2, or vice versa, by sending us a request in writing. If you change the Death Benefit option from Option 2 to Option 1, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit option from Option 1 to Option 2, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. We will require evidence of insurability on a request for a change from Option 1 to Option 2. We will not permit a change in the Death Benefit Option if the change would result in a Specified Amount which is less than the minimum Specified Amount of $25,000.

-  TRANSFERS AND ALLOCATIONS TO FUNDING OPTIONS


   You may transfer all or part of the Accumulation Value to any other Division or to the General Account at any time. You must transfer a minimum of $250 each time. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we will currently impose a transfer charge of $25, which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a transfer charge on the transfer of the initial Net Premium payments, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a transfer charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.

   You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. While you are doing this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating classes of the Insureds at the time of transfer. The minimum period will decrease if you choose to increase the Specified Amount, surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate than that guaranteed for the General Account or charge a lower cost of insurance rate than those guaranteed in the Policy.

   We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions may be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of initial net premium payments, plus interest earned, from the General Account and loan repayments.

   We reserve the right to refuse or restrict transfers made by third-party agents on behalf of Policyowners or pursuant to market timing services when we determine that such transfers will be detrimental to the Portfolios, Policyowners or you. If we refuse or restrict a transfer, we will notify you promptly in writing or by telephone.

-  TELEPHONE AND INTERNET TRANSFERS, LOANS AND REALLOCATIONS

   You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing by telephone or via the internet. In order to make telephone or internet transfers, you must complete the appropriate authorization form and return it to us at our Service Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified. Internet transfers may not always be available.

   We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.

   We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

-  AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

   Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more units when prices are low and fewer when prices are high.

   You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Division or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program.

   You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions among your allocations to your Policy's investment options on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis.

   You may select Dollar Cost Averaging or Automatic Portfolio Rebalancing when you apply for your Policy or at any time by submitting a written request to our Service Center. Contact us at the adddress or telephone number on the first page of this prospectus for forms or further information. You may stop participation by contacting us at our Service Center. You must give us at least 30 days advance notice to change any automatic transfer instructions that are currently in place. We reserve the right to suspend or modify automatic transfer privileges at anytime.

   You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features and not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.

   Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging Program.

   POLICY VALUES

-  ACCUMULATION VALUE

   The Accumulation Value of your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional Net Premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

   On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the State Premium Tax Charge, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is:

        (i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the Net Investment Factor, described below, for the current Valuation Period, PLUS

       (ii) any Net Premium we receive during the current Valuation Period which is allocated to the Division, PLUS

      (iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, MINUS

       (iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, MINUS

        (v)  all withdrawals from the Division during the current Valuation
             Period.

   Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the Monthly Deduction and increased by any monthly deduction adjustment allocated to the Divisions.

   We will calculate a guaranteed monthly deduction adjustment at the beginning of the second Policy Year and every Policy Year thereafter and add it to the Accumulation Value for each month of the Policy Year during which the adjustment is in effect. The adjustment will be allocated among the Divisions and the General Account in the same proportion as premium payments. The adjustment is calculated as (i) multiplied by the total of (ii) plus (iii) minus (iv), but not less than zero, where:

        (i)  is .000375;

       (ii) is the sum of the Policy's Accumulation Value in each Division of the Separate Account at the beginning of the Policy Year;

      (iii)  is the Type B loan balance at the beginning of the Policy Year;
             and

       (iv) is the Guideline Single Premium at issue under Section 7702 of the Code, increased on a pro rata basis for any increase in Specified Amount.

   See "Policy Loans" for a description of Type B loans.

-  UNIT VALUES

   We credit units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

   The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.

-  NET INVESTMENT FACTOR

   The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting (3) from the result, where:

   (1) is the sum of:

      (a) the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

      (b) the per share amount of any dividend or capital gain distributions made for Portfolio held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

   (2) is the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

   (3) is the daily charge no greater than .0024657% representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to .90% of the daily Net Asset Value of Portfolio shares held in the Separate Account for that Division.

   Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

   The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

   You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

-  SURRENDER VALUE

   The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy and on the Maturity Date. The Surrender Value will equal (A) the Accumulation Value on the date of surrender; less (B) the Surrender Charge; less (C) the Policy Debt. (See "Charges Deducted Upon Surrender.")

   CHARGES & FEES

-  CHARGES & FEES ASSESSED AGAINST PREMIUM

   PREMIUM CHARGES

   Before allocating a premium to any of the Divisions of Separate Account A and the General Account, we will deduct a state premium tax charge of 2.5% unless otherwise required by state law (2.35% in California; 1% Tax Charge Back rate in Oregon). We may impose the premium tax charge in states which do not themselves impose a premium tax. We may also impose the state premium tax charge on premiums received pursuant to replacements or exchanges under
   Section 1035 of the Internal Revenue Code. The state premium tax charge reimburses us for taxes and other assessments we pay to states and municipalities in which we sell the Policy, and represents an approximate average of actual taxes we pay. The amount of tax assessed by a state or municipality may be more or less than the charge. We may impose the premium tax charge in states that do not themselves impose a premium tax. State premium tax rates vary from 0% to 4%. The current North Carolina premium tax rate is 1.9%. Subject to state law, we reserve the right to increase these tax charges due to changes in the state or federal tax laws that increase our tax liability.

-  CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

   Charges and fees assessed against the Policy's Accumulation Value will be deducted pro rata from each of the Divisions and the General Account.

   MONTHLY DEDUCTION

   On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the cost of insurance for the Policy and any optional benefits added by rider.

   The Monthly Deduction equals:

        (i) the Cost of Insurance for the Policy (as described below), and the cost of additional benefits provided by rider, plus

       (ii)  a Monthly Administrative Fee of $6, which may not be increased.

   COST OF INSURANCE. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions you may elect through a Policy rider.

   The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus (iii) where

        (i)  is the current Cost of Insurance Rate as described in the Policy;

       (ii) is the death benefit at the beginning of the policy month divided by 1.0036748 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4.5%); and

      (iii)  is the Accumulation Value at the beginning of the policy month.

   If the corridor percentage applies, it will be reflected in the Death Benefit used in the calculation.

   The current Cost of Insurance Rate is variable and is based on the Insured's Issue Age, sex (where permitted by law), Policy Year, rating class and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

   The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality, investment income, expenses, reinsurance costs and the length of time Policies stay in force. Any adjustments will be made on a nondiscrimina tory basis.

   The curent cost of insurance rate will not exceed the maximum cost of insurance rate shown in your Policy.

   MONTHLY ADMINISTRATIVE EXPENSE CHARGE. The Monthly Deduction amount also includes a monthly administration fee of $6.00. This fee may not be increased.

   CHARGES FOR OPTIONAL BENEFITS. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.

-  CHARGES & FEES ASSESSED AGAINST THE SEPARATE ACCOUNT

   MORTALITY AND EXPENSE RISK CHARGE

   We will assess a charge, not to exceed .0024657% on a daily basis, against each Division at an annual rate of .90% of the value of the Division, to compensate us for mortality and expense risks we assume in connection with the Policy. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

   The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

   ADMINISTRATIVE CHARGE FOR TRANSFERS OR WITHDRAWAL


   We currently impose an Administrative Fee of $25 for each transfer among the Divisions or the General Account, after the first 12 transfers in a Policy Year and except for the transfer of the initial Net Premium plus interest, and any other premiums received, from the General Account on the Allocation Date and loan repayments. An Administrative Fee of $25 will also be charged for withdrawals.

-  CHARGES DEDUCTED UPON SURRENDER

   If you surrender the Policy, make a withdrawal, or the Policy lapses during the first ten Policy Years, we will assess a surrender charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs. The initial maximum Surrender Charges will be specified in your Policy and will be in compliance with each state's nonforfeiture law.

   The initial Surrender Charge, as specified in the Policy, is based on the Specified Amount. It also depends on the Issue Age, risk classification and, in most states, sex of the Insured. Your Policy's maximum initial Surrender Charge will equal 30% of your Policy's Guideline Annual Premium, as defined under the 1940 Act. The Guideline Annual Premium varies based on the factors stated above. Your Policy's surrender charge will equal (1) the surrender charge factor shown in the table below for the Policy Year of the surrender, times (b) the lesser of (i) the Guideline Annual Premium or (ii) the premiums you actually pay in Policy Year one. The applicable surrender charge factor depends on the length of time the Policy has been in force, as shown in the table below:

             POLICY YEAR    SURRENDER CHARGE FACTOR
             -----------    -----------------------
                  1-5                 .30
                   6                  .25
                   7                  .20
                   8                  .15
                   9                  .10
                  10                  .05
             11 and after               0

   For example, if your Policy's Specified Amount were $100,000, and the resulting Guideline Annual Premium were $1,228, the Surrender Charge applied in any Policy Year would be as follows:

             POLICY YEAR       SURRENDER CHARGE
             -----------       ----------------
                  0-5              $  368.40
                   6               $  307.00
                   7               $  245.60
                   8               $  184.20
                   9               $  122.80
                  10               $   61.40
             11 and after          $    0.00

   We will assess an additional Surrender Charge for any increase in the Specified Amount, other than an increase caused by a change from Death Benefit Option II to Death Benefit Option I. The additional Surrender Charge is determined by multiplying the applicable surrender charge factor by the lesser of (1) or (2), where:

   (1) is A times B divided by C, where:

          A is the amount of the increase in the Specified Amount;

          B is the sum of the cash value just prior to the increase in the Specified Amount and the total premiums received in the 12 months just following the increase in the Specified Amount; and

          C is the Specified Amount in effect after the increase in the Specified Amount.

   (2) is the "Guideline Annual Premium" for the increase at the Attained Age of the Insured on the effective date of the increase in the Specified Amount.

   The applicable surrender charge factors are one-half the factors for the initial Surrender Charge, which are shown in the table above.

   The Surrender Charge in effect at any time is the sum of the Surrender Charge for the initial Specified Amount plus the Surrender Charge for any increase in the Specified Amount. If the Specified Amount is decreased, the Surrender Charge will not decrease. We will not assess a Surrender Charge after the tenth Policy Year, unless there is an increase in the Specified Amount.

   SURRENDER CHARGES ON SURRENDERS AND WITHDRAWALS

   All applicable Surrender Charges are imposed on Surrenders.

   We will impose a pro rata Surrender Charge on withdrawals. The pro rata Surrender Charge is calculated by dividing the amount of the net withdrawal by the Cash Value and multiplying the result by the amount of the then applicable Surrender Charge on a surrender. We will reduce any applicable remaining Surrender Charges by the same proportion. We will deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn, unless the withdrawal is combined with a request to maintain or increase the Specified Amount. (See "Withdrawals")

   OTHER CHARGES

   We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes payable by us on the assets attributable to that Division. Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $25, to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the Policy Date.

   POLICY RIGHTS

-  SURRENDERS

   By Written Request, you may surrender or exchange the Policy under Code
   Section 1035 for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. When we receive your written request in good order, the values in the Divisions will be moved into the General Account. If you decide to keep your Policy, you must send us a letter notifying us of your decision and instructing us on how you wish the values to be allocated to the Divisions. (See "Right to Defer Payment," "Policy Settlement" and "Payment of Benefits.")

-  WITHDRAWALS

   By written request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. We will deduct a charge equal to the lesser or $25 or 2% of the amount of the withdrawal from the amount of the Cash Value which you withdraw. We also will deduct a pro rata Surrender Charge. The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Cash Value less any Policy Debt.

   Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows:

   -  The Policy's Cash Value will be reduced by the amount of the withdrawal;

   - The Policy's Accumulation Value will be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge;

   - Life insurance proceeds payable under the Policy will generally be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge, unless the withdrawal is combined with a request to maintain the Specified Amount.

   The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.

   If the Death Benefit Option for the Policy is

   Option 1, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below $10,000.

   If the Death Benefit Option for the Policy is Option 2, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the life insurance proceeds payable under the Policy.

   You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account Value, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. (See "Right to Defer Payment," "Policy Changes" and "Payment of Benefits.")

-  GRACE PERIOD

   If your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. We call this "lapse pending status". This amount must be sufficient, after the deduction of the premium tax charge, to cover the Monthly Deductions for at least three policy months.

   We will mail written notice to your last known address, according to our records, not less than 61 days before termination of the Policy. We will also mail this notice to the last known address of any assignee of record.

   The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

   If payment is not made within 61 days after the Monthly Anniversary Date, the Policy will terminate without value at the end of the Grace Period.

-  REINSTATEMENT OF A LAPSED POLICY

   If the Policy terminates as provided in its Grace Period, provision, you may reinstate it. To reinstate the Policy, the following conditions must be met:

   -  The Policy has not been fully surrendered.

   - You must apply for reinstatement within 5 years after the date of termination.

   - We must receive evidence of insurability, satisfactory to us, that the Insured is insurable at the original rating class.

   - The premium payment you make must be sufficient, after deduction of the premium tax charge, to cover the Monthly Deductions for three policy months after the reinstatement date.

   - If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan before we reinstate the Policy.

   - Supplemental Benefits will be reinstated only with our consent. (See "Grace Period" and "Premium Payments.")

-  RIGHT TO DEFER PAYMENT

   Payments of any Separate Account Value will be made within 7 days after our receipt of your written request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of full surrender and withdrawal values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

   Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.

-  POLICY LOANS

   We will grant loans at any time after the first policy anniversary using the Policy as security for the loan. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 90% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt. Loans have priority over the claims of any assignee or any other person.

   We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "Right to Defer Payment". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and an Insured is living, you may repay your loan in whole or in part at any time without penalty.

   Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions and the existing General Account Value that is not already allocated to secure a Policy Loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at the lesser of an annual rate of 6% or the interest rate currently credited to the General Account.

   We will charge interest on any outstanding Policy Debt. The maximum interest rate is 8% compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged the prevailing interest rate, but not more than the maximum. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. Once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal. Increases in the Specified Amount will affect the amount available for a Type A loan; however, decreases in the Specified Amount will have no effect on the amount available.

   In the future, we may charge lower interest rates on policy loans. If the loan interest rate is ever less than 8%, we can increase the rate once each Policy Year by a maximum of 1%. We will notify you and any assignee of record of any change in the interest rate at least 30 days before the effective date of the increase. Changes in the interest rates will not affect the spread.

   If Policy Debt exceeds Surrender Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

   You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply premium payments in the amount of the Planned Periodic Premium, received at the premium frequency, as premium unless you specifically designate the payment as a loan repayment. We will apply premium payments in excess of the Planned Periodic Premium or premium payments received other than at the premium frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt. If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in the same proportion in which the loan was taken.

   An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 90% or $9,000, leaving a new Surrender Value of $1,000. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding Policy Loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Accumulation Value securing the loan is not credited with the investment experience of the Divisions.

-  POLICY CHANGES

   You may make changes to your Policy, as described below, by submitting a written request to our Service Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.

   INCREASE OR DECREASE IN SPECIFIED AMOUNT


   You may increase the Specified Amount at any time after the Policy has been issued, so long as you are under Attained Age 80. You may decrease the Specified Amount after the first Policy Year. For an increase or decrease, you must send a written request to our Service Office. However:


   -  Any increase or decrease must be at least $25,000.

   -  Any increase or decrease will affect your cost of insurance charge.

   -  Any increase or decrease may affect the monthly deduction adjustment.

   - Any increase will affect the amount available for a Type A loan, but a decrease will not have any such effect.

   - Any increase will require a supplemental application and satisfactory evidence of insurability.


   - Any increase or decrease will be effective on the Monthly Anniversary Date after the Date of Receipt of the request.

   -  You may only decrease the Specified Amount once in every twelve months.


   -  Any increase will result in a new Surrender Charge.

   -  No decrease may decrease the Specified Amount below $25,000.

   - Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application.

   - Any decrease may result in federal tax implications under DEFRA/TAMRA (See "Federal Tax Matters").

   CHANGE IN DEATH BENEFIT OPTION

   Any change in the Death Benefit Option is subject to the following conditions:

   - The change will take effect on the Monthly Anniversary Date on or next following the date on which your written request is received.

   -  There will be no change in the Surrender Charge.

   -  Evidence of insurability may be required.

   - Changes from Option 1 to 2 will be allowed at any time while this Policy is in force subject to evidence of insurability satisfactory to us. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value at the time of the change.


   - Changes from Option 2 to 1 will be allowed at any time while this Policy is in force. The new Specified Amount will be increased to equal the Specified Amount plus the Accumulation Value as of the date of the change.


-  RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")


   The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Service Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law), within 45 days of the date you signed the application for insurance, or within 10 days after mailing or personal delivery of the Right of Withdrawal, whichever is later. Return the Policy to Jefferson Pilot Financial Insurance Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. Within seven days, we will return all payments we received on the Policy to your agent for delivery to you. Prior to the Allocation Date, we will hold the initial Net Premium in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.


-  MATURITY BENEFIT

   While the Policy is in force, we will pay the Owner the Surrender Value on the Maturity Date. The benefit may be paid in a lump sum or under a Settlement option.

-  EXTENSION OF MATURITY DATE

   If your Policy includes our Extension of Maturity Date Rider, you may extend the Maturity Date by sending us a written request to our Service Office. We must receive your request before the existing Maturity Date.

   If you exercise this option, after the original Maturity Date:

   (1) We will not accept additional premium payments;

   (2) We will continue to credit interest to the Accumulation Value in the General Account and calculate the Accumulation Value in the Divisions in the same manner;

   (3) The Death Benefit will always equal the Accumulation Value, as it may change from time to time;

   (4) Interest on Policy loans will continue to accrue and become part of your Policy Debt; and

   (5) We no longer will charge the Cost of Insurance charge.

   We will continue to charge you the Mortality and Expense Risk charge, even though we no longer will have mortality risk under the Policy. We continue to impose this charge because the portion of this charge attributable to mortality risk reflects our expectations as to the mortality risks and the amount of such charges expected to be paid under all Policies, including Policies covered by Extension of Maturity Date riders.

-  SUPPLEMENTAL BENEFITS

   The supplemental benefits currently available as riders to the Policy include the following:

   - CHILDREN'S TERM INSURANCE RIDER--provides increments of level term insurance on the Insured's children. Under the terms of this rider, JP Financial will pay the death benefit set forth in the rider to the named beneficiary upon receipt of proof of death of the insured child. Upon receipt of proof of death of the Insured, the rider will continue in force under its terms without additional monthly charges.

   - GUARANTEED INSURABILITY RIDER--allows the Policyowner to purchase increases in Specified Amount, without providing evidence of insurability, during 60-day periods which end on regular specified option dates. The minimum increase is $10,000, the maximum increase is the lesser of $50,000 or the original Specified Amount of the Policy. There is a monthly cost of insurance charge for the rider per $1,000 of rider issue amount, which is based on Issue Age and which remains level throughout the entire rider coverage period. The charge is deducted from the Accumulation Value of the base Policy.

   - ACCIDENTAL DEATH BENEFIT RIDER--provides a benefit in the event if accidental death, subject to the terms of the rider.

   - AUTOMATIC INCREASE RIDER--allows for scheduled annual increases in Specified Amount subject to the terms of the Rider.

   - GUARANTEED DEATH BENEFIT RIDER--guarantees that the Policy will stay in force during the guarantee period with a Death Benefit equal to the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on Issue Age, sex, smoking status, underwriting class, Specified Amount and Death Benefit Option. If the Specified Amount is increased, an additional premium, based on Attained Age, will be required for such increase. There is a monthly charge of $.01 per $1000 of Specified Amount for this rider, which will be deducted from the Policy's Accumulation Value.

   - WAIVER OF SPECIFIED PREMIUM RIDER--provides for payment by us of a specified monthly premium into the Policy while you are disabled, as defined in the rider.

   - WAIVER OF PREMIUM DISABILITY RIDER--provides for waiver of monthly deductions while you are totally disabled, as defined in the rider.

   - TERMINAL ILLNESS ACCELERATED BENEFIT RIDER--provides for an advance of up to 50% of a policy's eligible death benefit subject to a maximum of $250,000 per insured with a medical determination of terminal illness, subject to the terms of the rider.

   - EXTENSION OF MATURITY DATE RIDER--allows you to extend the original Maturity Date of the Policy subject to the terms of the rider. See "Extension of Maturity Date" above.

   - OTHER INSURED TERM RIDER--provides increments of level terms insurance on the life of an insured other than the Insured under the Policy, subject to the terms of the rider.

   - PRIMARY INSURED TERM RIDER--provides increments of level term insurance on the Insured's life, subject to the terms of the rider.

   Rider features and availability will vary by state.

   Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are illustrated in your Policy.

   DEATH BENEFIT

   The Death Benefit under the Policy will be paid in a lump sum unless you or the Beneficiary have elected that they be paid under one or more of the available Settlement Options.

   Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the Beneficiary and deem it irrevocable. You may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the Insured's death, unless you have made an irrevocable election.

   All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

   If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

   (See "Right to Defer Payment" and "Policy Settlement")

   POLICY SETTLEMENT


   We will pay proceeds in whole or in part in the form of a lump sum or the Settlement Options which we may make available upon the death of the Insured or upon Surrender or upon maturity. You may contact us at any time for information on currently available settlement options.

   ADDITIONAL INFORMATION


-  REPORTS TO POLICYOWNERS

   We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

    1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

    2. A statement of all premiums paid and all charges incurred;

    3. The balance of outstanding Policy Loans for the previous calendar year;

    4. Any reports required by the 1940 Act.

   We will promptly mail confirmation notices at the time of the following transactions:


    1. Policy placement;


    2. receipt of premium payments;

    3. initial allocation among Divisions on the Allocation Date;

    4. transfers among Divisions;

    5. change of premium allocation;

    6. change between Death Benefit Option 1 and Option 2;

    7. increases or decreases in Specified Amount;

    8. withdrawals, surrenders or loans;

    9. receipt of loan repayments;

   10. reinstatements; and

   11. redemptions due to insufficient funds.

-  RIGHT TO INSTRUCT VOTING OF FUND SHARES

   In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Portfolio will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

   We will cast the votes at meetings of the shareholders of the Portfolio and our votes will be based on instructions received from Policyowners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Portfolio in our right, we may elect to do so.

   We will vote Portfolio shares for which we do not receive timely instructions and Portfolio shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Portfolio through the Separate Account. We reserve the right to vote any or all such shares at our discretion to the extent consistent with then current interpretations of the 1940 Act and rules thereunder.

-  DISREGARD OF VOTING INSTRUCTIONS

   When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Portfolio or to approve or disapprove an investment advisory contract for a Portfolio. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Portfolio if we reasonably disapprove of such changes.

   We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a Portfolio would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

-  STATE REGULATION

   Jefferson Pilot Financial Insurance Company is governed under the laws of the state of Nebraska.

   An annual statement is filed with the Nebraska Insurance Commissioner on or before March 1 of each year covering the operations and reporting on the financial condition of JP Financial as of December 31 of the preceding year. Periodically, the Commissioner examines the assets and liabilities of JP Financial and Separate Account A and verifies their adequacy and a full examination of JP Financial's operations is conducted by the Commissioner at least every five years.

   In addition, JP Financial is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

   The Policy will be offered for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in your Policy.

-  LEGAL MATTERS

   We know of no material legal proceedings pending to which either the Separate Account or the Company is a party or which would materially affect the Separate Account. The legal validity of the securities described in the prospectus has been passed on by our Counsel. The law firm of Jorden Burt LLP., 1025 Thomas Jefferson Street, Suite 400, East Lobby, Washington, DC 20007-5201, serve as our Special Counsel with regard to the federal securities laws.

-  FINANCIAL STATEMENTS


   The financial statements of the Separate Account at December 31, 2003 and for each of the two years in the period ended, the consolidated financial statements of Jefferson Pilot Financial Insurance Company and Subsidiary at December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, and the accompanying independent auditors' reports, appear in the Statement of Additional Information.


   Our financial statements which are included in the Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in the Separate Account.

-  EMPLOYMENT BENEFIT PLANS

   Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

   TAX MATTERS

-  GENERAL

   Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they not exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.

-  FEDERAL TAX STATUS OF THE COMPANY

   We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes.

   Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should one be imposed in the future.

-  LIFE INSURANCE QUALIFICATION

   The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

   Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the Death Benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.

   The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

   A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a Policy will fail the seven-pay test if the cumulative amount of premiums paid under the Policy at any time during the first seven Policy Years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical Policy issued on the same insured persons and for the same initial Death Benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your Policy will be treated as a modified endowment contract unless the cumulative premiums paid under your Policy, at all times during the first seven Policy Years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical Policy on or before such times.

   The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

   Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit option, the selection of additional benefits, the restoration of a terminated Policy and certain other changes.

   If the benefits under your Policy are reduced, for example, by requesting a decrease in Specified Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of Policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a modified endowment contract unless you request a refund of the excess premium. We also may offer you the choice of moving the excess premium to an advance premium deposit fund, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment contract or a modified endowment contract which terminates and is restored, will also be considered a modified endowment contract.

   If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first" basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

   A 10% penalty tax will also apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 591/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic annuity payment for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

   To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the Policy Year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that Accumulation Value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a Policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includable in income, all modified endowment contract which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract.

   We believe that even if you extend the Maturity Date of your Policy pursuant to the Extension of Maturity Date rider, the Policy will continue to qualify as life insurance under the Code. However, there is some uncertainty regarding this treatment. Therefore, it is possible that you would be viewed as constructively receiving the Surrender Value in the year in which the Insured attains age 95 and would realize taxable income at that time, even if the Policy proceeds were not distributed at that time.

   The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser or attorney for more complete tax information, specifically regarding the applicability of the Code provisions to you.

   Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

   Even if the Policy is not a modified endowment contract, a partial withdrawal, together with a reduction in death benefits during the first 15 Policy Years, may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

   If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includable in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser or attorney as to the tax implications of these matters.

   In the event that a Policy owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and tax adviser should be consulted regarding any applicable ERISA requirements.

   The Internal Revenue Service imposes limitations on the amount of life insurance that can be owned by a retirement plan. Clients should consult their tax advisors about the tax consequences associated with the sale or distribution of the Policy from the qualified plan and the potential effect of IRS Notice 89-25.

   The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

   Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

   Current Treasury regulation set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

   The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a Division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account A to be includable in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

   Exercise of the Exchange of Insured rider will give rise to tax consequences. You should consult a tax adviser prior to exercising such rider.

   The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

-  CHARGES FOR JP FINANCIAL INCOME TAXES

   We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance and annuity operations in our tax return in accordance with these rules.

   Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

   MISCELLANEOUS POLICY PROVISIONS

-  THE POLICY

   The Policy you receive, the application you make when you purchase the Policy, any applications for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

   Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forward to you.

   We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.

-  PAYMENT OF BENEFITS

   All benefits are payable at our Service Office. We may require submissions of the Policy before we grant Policy Loans, make changes or pay benefits.

-  SUICIDE AND INCONTESTABILITY

   SUICIDE EXCLUSION--In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal.

   INCONTESTABILITY--We will not contest or revoke the insurance coverage provided under the Policy, except for any subsequent increase in Specified Amounts, after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement. We will not contest or revoke any increase in the Specified Amount after such increase has been in force during the lifetime of the Insured for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning this increase.

-  PROTECTION OF PROCEEDS

   To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

-  NONPARTICIPATION

   The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.

-  CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

   Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Service Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your written request was signed.

   The Policy may also be assigned. No assignment of the Policy will be binding on us unless made in writing and sent to us at our Service Office. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

-  MISSTATEMENTS

   If the age or sex of the Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.

   APPENDIX A

-  ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS

   Following are a series of tables that illustrate how the Accumulation Values, Cash Values and death benefits of a Policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Policy issued to an Insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross annual rate of 0%, 6%, and 12%. The gross rates of return do not reflect the deduction of the charges and expenses of the Portfolios. The tables on pages A-3 through A-8 illustrate a Policy issued to a male, age 40, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Cash Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

   The amount of the Accumulation Value exceeds the Cash Value during the first ten Policy Years due to the Surrender Charge. For Policy Years eleven and after, the Accumulation Value and Cash Value are equal, since the Surrender Charge has been reduced to zero.

   The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted, a monthly deduction adjustment is added, and that the mortality and expense risk charge is charged at current rates. The current cost of insurance rates are based on the sex, Issue Age, Policy Year, and rating class of the Insured, and the Specified Amount of the Policy. The Accumulation Values shown in the sixth column and the Cash Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table. The current cost of insurance rates are different for Specified Amounts below $100,000, below $249,999, below $1 Million, and above $1 Million; therefore, the values shown would change for Specified Amounts below $100,000 and above $249,999. The fifth and eighth columns illustrate the Death Benefit of a Policy over the designated period. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Cash Values. The Death Benefit values also vary between tables, depending upon whether Option I or Option II Death Benefits are illustrated.

   The amounts shown for the Death Benefit, Accumulation Values, and Cash Values reflect the fact that the net investment return of the Divisions is lower than the gross return on the assets in the Divisions, as a result of expenses paid by the Portfolios and charges levied against the Divisions.


   The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .68% of the aggregate average daily net assets of the Portfolios, plus a charge of .44% of the aggregate average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 2003. The .68% investment advisory fee is an arithmetic average of the individual investment advisory fees of the forty-three Portfolios. The .44% expense figure is an arithmetic average of the expenses for the Jefferson Pilot Variable Fund Portfolios, the Franklin Templeton Portfolios, the Fidelity VIP Portfolios, the MFS Portfolios, the Goldman Sachs Portfolio, the American Century Portfolios, the AFIS Portfolios, the PIMCO Portfolio, the ProFunds, the Scudder VIT Portfolio, and the Vanguard VIF Portfolios. Portfolio fees and expenses used in the illustrations do not reflect any expense reimbursements or fee waivers, which are terminable by the Portfolios and/or their investment advisers as described in the Policy prospectus under Fee Table and in the prospectus for the Portfolios. Expenses for the unaffiliated Portfolios were provided by the investment managers for these Portfolios and JP Financial has not independently verified such information. The policy values also take into account a daily charge to each Division for the Mortality and Expense Risks charge, which is equivalent to a charge at an annual rate of .90% of the average net assets of the Divisions. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of 2.02%, 3.98%, and 9.98%, respectively.


   The assumed annual premium used in calculating Accumulation Value, Cash Value, and Death Benefits A-1is net of the 2.5% State Premium Tax Charge. The illustrations also reflect deduction of the Monthly Deduction and addition of the monthly deduction adjustment.

   The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account A since JP Financial is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Cash Values and Death Benefits illustrated.

   The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account A, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the Policyowner varied the amount or frequency of premium payments. The tables also assume that the Policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.


   Upon request, we will provide, without charge, a comparable illustration based upon the proposed Insured's age, sex and rating class, the Specified Amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing Policyowners may request illustrations based on existing Cash Value at the time of request. We reserve the right to charge an administrative fee of up to $25 for such illustrations.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I                                           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40                                         ANNUAL RATE OF RETURN:        12%      (9.98% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                ASSUMED ANNUAL PREMIUM(1):   $ 1,425

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END        ACCUMULATED         ------------------------------------------        -------------------------------------------
    OF       AT 4% INTEREST       ACCUMULATION        CASH          DEATH           ACCUMULATION         CASH          DEATH
   YEAR         PER YEAR            VALUE(2)        VALUE(2)      BENEFIT(2)          VALUE(2)         VALUE(2)      BENEFIT(2)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
   1              1,482                 1,216             840       100,000               1,215             838       100,000
   2              3,023                 2,538           2,162       100,000               2,536           2,159       100,000
   3              4,626                 3,978           3,601       100,000               3,974           3,597       100,000
   4              6,293                 5,553           5,176       100,000               5,539           5,162       100,000
   5              8,027                 7,290           6,914       100,000               7,245           6,868       100,000
   6              9,830                 9,206           8,893       100,000               9,102           8,788       100,000
   7             11,705                11,319          11,068       100,000              11,127          10,876       100,000
   8             13,655                13,639          13,451       100,000              13,335          13,146       100,000
   9             15,684                16,197          16,072       100,000              15,745          15,619       100,000
   10            17,793                19,019          18,956       100,000              18,376          18,313       100,000
   15            29,675                38,184          38,184       100,000              35,901          35,901       100,000
   20            44,131                69,479          69,479       100,000              64,394          64,394       100,000
   25            61,719               121,043         121,043       147,673(2)(3)       111,879         111,879       136,493(2)(3)
   30            83,118               204,193         204,193       236,864(2)(3)       188,124         188,124       218,224(2)(3)
   35           109,153               338,726         338,726       362,437(2)(3)       310,851         310,851       332,611(2)(3)
   40           140,828               558,595         558,595       586,525(2)(3)       510,938         510,938       536,485(2)(3)

----------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(3) Increase due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I                                           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40                                         ANNUAL RATE OF RETURN:          6%     (3.98% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                ASSUMED ANNUAL PREMIUM(1):   $  1,425

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END        ACCUMULATED         ------------------------------------------        -------------------------------------------
    OF       AT 4% INTEREST       ACCUMULATION        CASH          DEATH           ACCUMULATION         CASH          DEATH
   YEAR         PER YEAR            VALUE(2)        VALUE(2)      BENEFIT(2)          VALUE(2)         VALUE(2)      BENEFIT(2)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
   1              1,482                 1,142             766       100,000               1,141             765       100,000
   2              3,023                 2,314           1,938       100,000               2,312           1,936       100,000
   3              4,626                 3,519           3,142       100,000               3,515           3,139       100,000
   4              6,293                 4,763           4,386       100,000               4,749           4,373       100,000
   5              8,027                 6,060           5,683       100,000               6,016           5,640       100,000
   6              9,830                 7,412           7,098       100,000               7,314           7,000       100,000
   7             11,705                 8,822           8,571       100,000               8,642           8,391       100,000
   8             13,655                10,281          10,093       100,000              10,002           9,814       100,000
   9             15,684                11,803          11,678       100,000              11,393          11,268       100,000
   10            17,793                13,390          13,327       100,000              12,815          12,752       100,000
   15            29,675                22,223          22,223       100,000              20,327          20,327       100,000
   20            44,131                32,347          32,347       100,000              28,363          28,363       100,000
   25            61,719                43,716          43,716       100,000              36,559          36,559       100,000
   30            83,118                56,409          56,409       100,000              44,043          44,043       100,000
   35           109,153                71,026          71,026       100,000              49,324          49,324       100,000
   40           140,828                89,919          89,919       100,000(2)(3)        48,634          48,634       100,000

----------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(3) Increase due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

              JEFFERSON PILOT FINANCIAL INSURANCE COMPANY FLEXIBLE
                     PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I                                           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40                                         ANNUAL RATE OF RETURN:          0%     (-2.02% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                ASSUMED ANNUAL PREMIUM(1):   $  1,425

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
    END        ACCUMULATED       ------------------------------------------        -------------------------------------------
    OF       AT 4% INTEREST       ACCUMULATION        CASH          DEATH           ACCUMULATION         CASH          DEATH
   YEAR         PER YEAR            VALUE(2)        VALUE(2)      BENEFIT(2)          VALUE(2)         VALUE(2)      BENEFIT(2)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
   1              1,482                 1,068             692       100,000               1,067             691       100,000
   2              3,023                 2,100           1,723       100,000               2,098           1,721       100,000
   3              4,626                 3,096           2,720       100,000               3,093           2,717       100,000
   4              6,293                 4,063           3,687       100,000               4,051           3,674       100,000
   5              8,027                 5,014           4,637       100,000               4,972           4,596       100,000
   6              9,830                 5,947           5,634       100,000               5,855           5,541       100,000
   7             11,705                 6,865           6,614       100,000               6,698           6,447       100,000
   8             13,655                 7,755           7,567       100,000               7,500           7,312       100,000
   9             15,684                 8,630           8,505       100,000               8,261           8,136       100,000
   10            17,793                 9,490           9,427       100,000               8,979           8,916       100,000
   15            29,675                13,366          13,366       100,000              11,807          11,807       100,000
   20            44,131                15,911          15,911       100,000              12,916          12,916       100,000
   25            61,719                16,422          16,422       100,000              11,403          11,403       100,000
   30            83,118                13,671          13,671       100,000               5,245           5,245       100,000
   35           109,153                 5,158           5,158       100,000                   0               0             0
   40                 0                     0               0             0                   0               0             0

----------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II                                          ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40                                         ANNUAL RATE OF RETURN:         12%     (9.98% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                ASSUMED ANNUAL PREMIUM(1):   $  1,425

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END        ACCUMULATED         ------------------------------------------        -------------------------------------------
    OF       AT 4% INTEREST       ACCUMULATION        CASH          DEATH           ACCUMULATION         CASH          DEATH
   YEAR         PER YEAR            VALUE(2)        VALUE(2)      BENEFIT(2)          VALUE(2)         VALUE(2)      BENEFIT(2)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
   1              1,482                 1,213             836       101,213               1,212             835       101,212
   2              3,023                 2,528           2,152       102,528               2,526           2,149       102,526
   3              4,626                 3,956           3,579       103,956               3,952           3,575       103,952
   4              6,293                 5,513           5,136       105,513               5,498           5,122       105,498
   5              8,027                 7,226           6,849       107,226               7,177           6,801       107,177
   6              9,830                 9,110           8,796       109,110               8,997           8,683       108,997
   7             11,705                11,181          10,930       111,181              10,971          10,720       110,971
   8             13,655                13,447          13,259       113,447              13,111          12,922       113,111
   9             15,684                15,940          15,814       115,940              15,432          15,306       115,432
   10            17,793                18,680          18,618       118,680              17,948          17,885       117,948
   15            29,675                37,021          37,021       137,021              34,180          34,180       134,180
   20            44,131                65,595          65,595       165,595              58,564          58,564       158,564
   25            61,719               109,650         109,650       209,650              94,831          94,831       194,831
   30            83,118               177,103         177,103       277,103             147,859         147,859       247,859
   35           109,153               279,836         279,836       379,836             224,192         224,192       324,192
   40           140,828               435,896         435,896       535,896             331,559         331,559       431,559

----------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II                                          ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40                                         ANNUAL RATE OF RETURN:          6%     (3.98% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                ASSUMED ANNUAL PREMIUM(1):   $  1,425

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 4% INTEREST       ACCUMULATION        CASH          DEATH           ACCUMULATION         CASH         DEATH
   YEAR         PER YEAR            VALUE(2)        VALUE(2)      BENEFIT(2)          VALUE(2)         VALUE(2)      BENEFIT(2)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
   1              1,482                 1,139             763       101,139               1,138             762       101,138
   2              3,023                 2,305           1,929       102,305               2,303           1,927       102,303
   3              4,626                 3,499           3,123       103,499               3,496           3,120       103,496
   4              6,293                 4,729           4,353       104,729               4,715           4,339       104,715
   5              8,027                 6,008           5,631       106,008               5,962           5,585       105,962
   6              9,830                 7,337           7,023       107,337               7,232           6,918       107,232
   7             11,705                 8,719           8,468       108,719               8,526           8,275       108,526
   8             13,655                10,145           9,956       110,145               9,841           9,653       109,841
   9             15,684                11,626          11,501       111,626              11,178          11,052       111,178
   10            17,793                13,167          13,105       113,167              12,532          12,469       112,532
   15            29,675                21,606          21,606       121,606              19,416          19,416       119,416
   20            44,131                30,671          30,671       130,671              25,903          25,903       125,903
   25            61,719                39,380          39,380       139,380              30,624          30,624       130,624
   30            83,118                45,849          45,849       145,849              30,726          30,726       130,726
   35           109,153                46,718          46,718       146,718              21,312          21,312       121,312
   40           140,828                36,425          36,425       136,425                   0               0             0

----------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II                                          ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40                                         ANNUAL RATE OF RETURN:          0%     (-2.02% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                ASSUMED ANNUAL PREMIUM(1):   $  1,425

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 4% INTEREST       ACCUMULATION        CASH          DEATH           ACCUMULATION         CASH          DEATH
   YEAR         PER YEAR            VALUE(2)        VALUE(2)      BENEFIT(2)          VALUE(2)         VALUE(2)      BENEFIT(2)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             1,482                 1,065             689       101,065               1,064             688       101,064
    2             3,023                 2,092           1,715       102,092               2,090           1,713       102,090
    3             4,626                 3,079           2,703       103,079               3,076           2,700       103,076
    4             6,293                 4,035           3,659       104,035               4,022           3,646       104,022
    5             8,027                 4,972           4,595       104,972               4,929           4,552       104,929
    6             9,830                 5,890           5,576       105,890               5,792           5,478       105,792
    7            11,705                 6,789           6,538       106,789               6,611           6,360       106,611
    8            13,655                 7,658           7,470       107,658               7,386           7,197       107,386
    9            15,684                 8,510           8,384       108,510               8,114           7,988       108,114
   10            17,793                 9,344           9,282       109,344               8,792           8,730       108,792
   15            29,675                13,036          13,036       113,036              11,319          11,319       111,319
   20            44,131                15,177          15,177       115,177              11,870          11,870       111,870
   25            61,719                14,902          14,902       114,902               9,482           9,482       109,482
   30            83,118                10,895          10,895       110,895               2,355           2,355       102,355
   35           109,153                 1,091           1,091       101,091                   0               0             0
   40                 0                     0               0             0                   0               0             0

----------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

To learn more about the Separate Account, Jefferson Pilot Financial Insurance Company, and the Policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. Please call our Service Office at 1-800-258-3648: (1) to request a copy of the SAI; (2) to receive personalized illustrations of Death Benefits, Accumulation Values, and Surrender Values; and (3) to ask questions about the Policy or make other inquiries.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Separate Account and the Policy. Our reports and other information about the Separate Account and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-4160

                  ENSEMBLE II VARIABLE UNIVERSAL LIFE INSURANCE

                                   Offered by

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                  in connection with its JPF Separate Account A

                                ONE GRANITE PLACE

                          CONCORD, NEW HAMPSHIRE 03301
                                  ------------

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information contains information in addition to the information in the current Prospectus for the Jefferson Pilot Financial Insurance Company Ensemble II Variable Universal Life Insurance Policy (the "Policy") offered by Jefferson Pilot Financial Insurance Company (the "Company"). You may obtain a copy of the Prospectus dated April 30, 2004 by calling 1-800-258-3648, ext. 5394, or by writing the Service Center, One Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. The defined terms used in the current Prospectus for the Policy are also used in this Statement of Additional Information.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE UNDERLYING FUNDS.



                               DATED: April 30, 2004

                                TABLE OF CONTENTS

                                                                      PAGE

Jefferson Pilot Financial Insurance Company                             3

More Information About the Policy                                       3

Administration                                                          4

Records and Reports                                                     4

Custody of Assets                                                       4

Administrator                                                           5

Principal Underwriter                                                   5

Distribution of the Policy                                              5

Performance Data and Calculations                                       5
    Money Market Division Yield                                         5
    Division Total Return Calculations                                  6
    Other Information                                                   8

Registration Statement                                                  9

Experts                                                                 9

Financial Statements - Jefferson Pilot Financial Insurance Company     10

Financial Statements - JPF Separate Account A

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

Effective April 30, 1997, the Company, then known as Chubb Life Insurance Company of America, was acquired by Jefferson-Pilot Corporation from The Chubb Corporation. Effective May 1, 1998, the Company changed its name to Jefferson Pilot Financial Insurance Company.

Effective August 1, 2000, Alexander Hamilton Life Insurance Company of America ("Alexander Hamilton Life") and Guarantee Life Insurance Company ("GLIC") merged with and into the Company, with the Company as the surviving entity. Both Alexander Hamilton Life and GLIC were affiliates of the Company. Alexander Hamilton Life was a stock life company initially organized under the laws of the State of North Carolina in 1981, and reincorporated in the State of Michigan in September 1995. GLIC was a stock life insurance company incorporated under the laws of the State of Nebraska. GLIC originally was organized in 1901 as a mutual assessment association and, after a period as a mutual life insurance company, became a stock life insurance company on December 26, 1995.

Upon the merger, the existence of Alexander Hamilton Life and GLIC ceased, and the Company became the surviving company. At the time of the merger, the Company assumed all of the variable annuity contracts issued by Alexander Hamilton and the applicable separate account became a separate account of the Company. GLIC did not have separate accounts or insurance contracts registered with the SEC.

In approving the merger on July 14, 2000, the boards of directors of the Company, Alexander Hamilton Life and GLIC determined that the merger of three financially strong stock life insurance companies would result in an overall enhanced capital position and reduced expenses, which together, would be in the long-term interests of their respective contract owners. On July 14, 2000, the respective 100% stockholders of the Company, Alexander Hamilton Life and GLIC voted to approve the merger. In addition, the Nebraska Department of Insurance approved the merger.

                        MORE INFORMATION ABOUT THE POLICY

GROUP OR SPONSORED ARRANGEMENTS

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits a group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may modify the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

We may also modify or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another JP Financial policy or a policy of any JP Financial affiliate.

The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

                                 ADMINISTRATION

The Company or its affiliates will provide administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Policy, maintenance of records concerning the Policy and certain Owner services.

If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company's sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

                               RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                                CUSTODY OF ASSETS

Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains the books and records regarding the Separate Account's investment in the Portfolios. The assets of the Portfolios are held in the custody of the custodian for each Portfolio. See the prospectuses for the Portfolios for information regarding custody of the Portfolios' assets. The assets of each of the Divisions of the Separate Account are segregated and held separate and apart from the assets of the other Divisions and from the Company's General Account assets. The nature of the business of Jefferson Pilot Investment Advisory Corporation is an Investment Advisor and Administrator. The principal business address is: One Granite Place, Concord, NH 03301.

                                 ADMINISTRATOR

Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains records of all purchases and redemptions of Portfolio shares by each of the Divisions.

                              PRINCIPAL UNDERWRITER


The Company, on its own behalf and on behalf of the Separate Account, entered into an Agreement with Jefferson Pilot Variable Corporation ("JPVC"), One Granite Place, Concord, NH to serve as principal underwriter for the continuous offering of the Policies. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation and is an affiliate of the Company. During the years ended December 31, 2002 and December 31, 2003, JPVC received $41,564,380 and $29,650,188, respectively, in brokerage commissions and did not retain any of these commissions.

                           DISTRIBUTION OF THE POLICY

The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for us, are also registered representatives of broker-dealers who have entered into written sales agreements with JPVC. Any such broker-dealers will be registered with the SEC and will be members of the National Association of Securities Dealers, Inc. We may also offer and sell Policies directly.

We will pay commissions under various schedules and accordingly commissions will vary with the form of schedule selected. In any event, commissions to registered representatives are not expected to exceed 95% of first year target premium and 5% of first excess premium, and 5% of target premium for the second through the tenth Policy Years for both renewals and excess premium. Compensation arrangements vary among broker-dealers. The target premium varies by sex, Issue Age, rating class of the Insured and Specified Amount. Override payments, expense allowances, and bonuses based on specific production levels may be paid. Alternative Commission Schedules will reflect differences in up-front commissions versus ongoing compensation. Except as described in the prospectus, no separate deductions from premiums are made to pay sales commissions or sales expenses.

                        PERFORMANCE DATA AND CALCULATIONS

From time to time we may include in our marketing materials performance of the Divisions as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Policy owner. Also please note that performance figures shown do not reflect any applicable taxes.

MONEY MARKET DIVISION YIELD

We may include the yield of the Money Market Division in our marketing materials. The yield of the Money Market Division for a seven-day period is calculated using a standardized method described in the rules of the Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Money Market Division at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from Policyowner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest 100th of 1%. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, and the cost of any optional benefits.
Seven-day yield also does not include the effect of the premium tax charge, any applicable surrender charge, or the guaranteed monthly deduction adjustment. If the yield shown included those charges, the yield shown would be significantly lower.


The seven-day yield of the Money Market Division as of December 31, 2002 was -0.32%.


The yield on amounts held in the Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the JPVF Money Market Portfolio, the types and quality of portfolio securities held by the JPVF Money Market Portfolio, and its operating expenses.

DIVISION TOTAL RETURN CALCULATIONS

The Company may from time to time also disclose average annual total returns for one or more of the Divisions for various periods of time. The following table reflects the performance of the Divisions, including deductions for management and other expenses of the Divisions. It is based on an assumed initial investment of $10,000. A Division's total return represents the average annual total return of that Division over a particular period. The performance is based on each Division's unit value and includes a mortality and expense risk charge and underlying Portfolio charges. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, and the cost of any optional benefits. This calculation of total return also does not include the effect of the premium tax charge deducted from premium payments, any applicable surrender charge, or the guaranteed monthly deduction adjustment. If the returns shown included such charges, the returns shown would be significantly lower. Total return figures for periods less than one year are not annualized.

The total rate of return (T) is computed so that it satisfies the formula:
                                n
                         P(1+T)   = ERV

    where:

  P     =   a hypothetical initial payment of $10,000.00
  T     =   average annual total return
  n     =   number of years
ERV     =   ending redeemable value of a hypothetical  $10,000.00 payment made at the beginning of the one, three, five, or ten-year period as of the end of the period (or fractional portion thereof).

                                                                       AVERAGE ANNUAL TOTAL RETURN

                                            CUM.      CUM.
                                INCEPTION  RETURN    RETURN                                  10     SINCE
          DIVISION              DATE (1)     QTD       YTD      1 YEAR    3 YEAR   5 YEAR   YEAR  INCEPTION
JPVF Mid-Cap Growth            05/01/01    12.03      48.25     48.25       N/A      N/A      N/A     -5.61
JPVF Growth                    01/01/98     7.67      29.68     29.68    -14.33     0.97      N/A      5.31
JPVF Strategic Growth (2)      05/01/95    11.36      30.82     30.82    -17.99    -5.04      N/A      7.56
ProFund VP Technology (7)      01/22/01    12.17      44.66     44.66       N/A      N/A      N/A    -20.73
Goldman Sachs Capital
 Growth (3)                    04/30/98     9.51      22.64     22.64     -7.96    -2.18      N/A      0.07
JPVF Capital Growth            05/01/92    10.15      25.84     25.84    -13.44    -4.77     8.17     11.13
JPVF Small Company             04/18/86     8.41      39.07     39.07     -3.42     3.36     3.47      6.92
Scudder VIT Small Cap (4)
Index                          08/22/97    14.15      44.75     44.75      4.77     5.47      N/A      4.53
Vanguard(R) VIF Small Company
Growth                         06/03/96    11.36      39.81     39.81      3.27    15.10      N/A     11.96
American Century VP
International                  05/01/94    13.55      23.40     23.40    -11.89    -1.97      N/A      4.34
Fidelity VIP Growth            10/09/86    10.92      31.66     31.66     -9.36    -2.21     8.62     10.60
JPVF Mid-Cap Value             05/01/01    12.03      48.25     48.25       N/A      N/A      N/A     -5.61
ProFund VP Healthcare          01/22/01     8.11      16.37     16.37       N/A      N/A      N/A     -5.84
American Century VP Value (5)  05/01/96    13.32      27.66     27.66      7.23     7.18      N/A      9.74
JPVF International Equity      01/01/98    17.15      30.20     30.20     -8.71    -5.45      N/A     -1.55
Vanguard(R) VIF Mid-Cap Index  02/09/99    13.32      32.86     32.86      3.47      N/A      N/A     10.16
ProFund VP Financial           01/22/01    11.29      27.83     27.83       N/A      N/A      N/A     -0.05
JPVF Small-Cap Value           05/01/01    13.41      34.57     34.57       N/A      N/A      N/A     10.01
JPVF S&P 500 Index (6)         05/01/00    11.86      27.15     27.15     -5.20      N/A      N/A     -6.74
JPVF Value                     05/01/92    13.10      27.03     27.03     -0.12     2.48     9.44      9.94
Fidelity VIP Equity-Income     10/09/86    14.15      29.16     29.16      0.04     2.54     9.86     10.13
Templeton Foreign
Securities                     05/01/92    12.82      31.37     31.37     -3.92     1.04     5.82      7.79
MFS(R) Utilities               01/03/95    11.21      34.68     34.68      8.16     1.27      N/A     10.90
JPVF World Growth Stock        08/01/85    15.84      32.89     32.89      0.59     4.17     6.46      8.97
Fidelity VIP Contrafund(R)     01/03/95    11.22      27.31     27.31     -0.18     2.54      N/A     12.94
Vanguard(R) VIF REIT Index     02/09/99     8.99      34.27     34.27     15.22      N/A      N/A     13.49
JPVF Balanced                  05/01/92     6.50      13.02     13.02     -0.18     3.31     7.48      7.80
JPVF High Yield Bond           01/01/98     5.12      18.45     18.45      7.10     3.09      N/A      2.57
PIMCO Total Return             12/31/97     0.31       4.10      4.10      6.51     5.39      N/A      5.76
JPVF Money Market              08/01/85    -0.10      -0.31     -0.31      0.94     2.26     2.93      3.56
Franklin Small
 Cap Value Securities (8)      05/01/98    17.38      30.94     30.94      9.89    10.57      N/A      6.98
Fidelity VIP Investment
 Grade Bond (9)                12/05/88     0.44       4.00      4.00      6.71     5.53     5.64      6.76
Fidelity VIP MidCap (10)       12/28/98    15.87      37.01     37.01      5.31    17.89      N/A     18.58

(1) The Inception Date is the date of inception of the underlying Portfolios, which may be prior to the date the Separate Account commenced operations. The performance for a Division prior to the inception date of the Division is calculated on a hypothetical basis by applying the Policy charges at the rates currently charged to the historical performance of the corresponding Portfolio as if the Policy has been in existence back to the inception date of the Portfolio.

(2) Effective 05/01/03, JPVF Emerging Growth Portfolio changed its name to JPVF Strategic Growth Portfolio.

(3) Following the acquisition by Goldman Sachs Group, Inc. of the Ayco Growth Company, L.P. on 07/01/03, effective 12/18/03, the Ayco Growth Fund merged with and into the Goldman Sachs Capital Growth Fund.

(4) The inception date of Class B shares, in which this Division invests, was 05/01/02. The performance shown for the period from 08/22/97 through 04/30/02 was based on the historical performance of the Portfolio's Class A shares, adjusted to reflect charges applicable to the Class B shares.

(5) The inception date of Class II shares, in which this Division invests, was 08/15/01. The performance shown for the period from 05/01/96 through 08/14/01 was based on the historical performance of the Portfolio's Class I shares, adjusted to reflect charges applicable to the Class II shares.

(6) S&P 500 is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Jefferson Pilot Variable Corporation. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the Policy.

(7) The inception date of Class 2 shares, in which the Divisions invest, was 05/01/97. The performance shown for the period from 02/08/84 though 04/30/97 is based on the historical performance of the Fund's Class 1 shares.

(8) The inception date of Class 2 shares, in which this Division invests, was 01/06/99. The performance shown for the period from 05/01/98 through 01/05/99 is based on the historical performance of the Fund's Class 1 shares.

(9) The inception date of Service Class 2 shares, in which the Division invests, was 01/12/00. The performance shown for the period from 11/03/97 through 01/11/00 is based on the historical performance of the Portfolio's Service Class 1 Shares, and performance for periods prior to 11/03/97 is based on historical performance of the Portfolio's Initial Class shares.

(10) The inception date of Service Class 2 shares, in which the Division invests, was 01/12/00. The performance shown for the period from 12/28/98 through 01/11/00 is based on the historical performance of the Portfolio's Service Class 1 Shares.


OTHER INFORMATION

The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Divisions. Other publications may also be cited.

        Broker World                                     Financial World
        Across the Board                                 Advertising Age
        American Banker                                  Barron's
        Best's Review                                    Business Insurance
        Business Month                                   Business Week

        Changing Times                                   Consumer Reports
        Economist                                        Financial Planning
        Forbes                                           Fortune
        Inc.                                             Institutional Investor
        Insurance Forum                                  Insurance Sales
        Insurance Week                                   Journal of Accountancy
        Journal of the American Society of CLU & ChFC    Journal of Commerce
        Life Insurance Selling                           Life Association News
        MarketFacts                                      Manager's Magazine
        National Underwriter                             Money
        Morningstar, Inc.                                Nation's Business
        New Choices (formerly 50 Plus)                   New York Times
        Pension World                                    Pensions & Investments
        Rough Notes                                      Round the Table
        U.S. Banker                                      VARDs
        Wall Street Journal                              Working Woman


                             REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Polices discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Policies or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                                     EXPERTS


The financial statements of JPF Separate Account A of Jefferson Pilot
Financial Insurance Company at December 31, 2003, and for each of the two years in the period ended December 31, 2003, appearing in this Statement of Additional Information and this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of Jefferson Pilot Financial Insurance Company and Subsidiary at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in the prospectus and this Statement of Additional Information, including the Hypothetical Policy illustrations included herein, have been approved by Peter V. Susi, FSA, MAAA, of Jefferson Pilot Financial Insurance Company, and are included in reliance upon his opinion as to their reasonableness.

FINANCIAL STATEMENTS

The financial statements of the Company included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY

                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2003 AND 2002 AND FOR THE THREE YEARS ENDED DECEMBER 31, 2003

CONTENTS

Report of Independent Auditors                                               F-1
Consolidated Balance Sheets                                                  F-2
Consolidated Statements of Income                                            F-4
Consolidated Statements of Stockholder's Equity                              F-5
Consolidated Statements of Cash Flows                                        F-6
Notes to Consolidated Financial Statements                                   F-7

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Jefferson Pilot Financial Insurance Company and Subsidiary

We have audited the accompanying consolidated balance sheets of Jefferson Pilot Financial Insurance Company (a wholly-owned subsidiary of Jefferson-Pilot Corporation) and subsidiary as of December 31, 2003 and 2002, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Jefferson Pilot Financial Insurance Company and subsidiary at December 31, 2003 and 2002, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States.

As discussed in Note 2 to the financial statements, in 2002 the Company changed its method of accounting for goodwill.


                                                  /s/ Ernst & Young LLP

Greensboro, North Carolina
February 2, 2004

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEETS

                          (DOLLAR AMOUNTS IN THOUSANDS)

                                                                                     DECEMBER 31
                                                                            -----------------------------
                                                                                2003            2002
                                                                            -------------   -------------
ASSETS
Investments:
  Debt securities available-for-sale, at fair value (amortized cost
    2003-$8,266,298 and 2002-$7,979,468)                                    $   8,714,775   $   8,431,153
  Debt securities held-to-maturity, at amortized cost (fair value
    2003-$1,063,236 and 2002-$1,253,109)                                          995,676       1,177,341
  Equity securities available-for-sale, at fair value (cost 2003-$7,085
    and 2002-$7,085)                                                               10,154           8,757
  Mortgage loans on real estate                                                 1,361,144       1,266,723
  Policy loans                                                                    625,508         659,709
  Real estate                                                                      35,623          37,163
  Other investments                                                                20,666          25,771
                                                                            -------------   -------------
Total investments                                                              11,763,546      11,606,617

Cash and cash equivalents                                                          21,693         159,616
Accrued investment income                                                         154,055         151,341
Due from reinsurers                                                             1,221,119       1,259,516
Deferred policy acquisition costs                                                 564,152         529,791
Value of business acquired                                                        458,189         502,498
Goodwill, net of accumulated amortization (2003 and 2002-$38,648)                 269,952         269,952
Property and equipment, net of accumulated depreciation (2003-$37,406
  and 2002-$23,687)                                                                29,159          28,432
Assets held in separate accounts                                                1,654,372       1,306,146
Other assets                                                                       60,744          52,317
                                                                            -------------   -------------
                                                                            $  16,196,981   $  15,866,226
                                                                            =============   =============

See accompanying notes.

             (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT SHARE INFORMATION)

                                                                                     DECEMBER 31
                                                                            -------------   -------------
                                                                                2003            2002
                                                                            -------------   -------------
LIABILITIES
Policy liabilities:
  Future policy benefits                                                    $   1,378,138   $   1,281,548
  Policyholder contract deposits                                                9,733,507       9,942,174
  Policy and contract claims                                                      131,551         116,715
  Premiums paid in advance                                                          4,112           6,404
  Other policyholder funds                                                        271,196         294,119
                                                                            -------------   -------------
Total policy liabilities                                                       11,518,504      11,640,960

Deferred income tax liabilities                                                   145,687         103,675
Payable to affiliates                                                              63,998          96,782
Liabilities related to separate accounts                                        1,654,372       1,306,146
Securities sold under repurchase agreements                                       155,245         245,143
Accrued expenses and other liabilities                                            245,209         221,870
                                                                            -------------   -------------
                                                                               13,783,015      13,614,576

Commitments and contingencies

STOCKHOLDER'S EQUITY
  Common stock, par value $5 per share, 600,000 shares authorized,
    issued and outstanding                                                          3,000           3,000
  Paid in capital                                                               1,714,440       1,714,440
  Retained earnings                                                               538,105         373,095
  Accumulated other comprehensive income                                          158,421         161,115
                                                                            -------------   -------------
                                                                                2,413,966       2,251,650
                                                                            -------------   -------------
                                                                            $  16,196,981   $  15,866,226
                                                                            =============   =============

See accompanying notes.

                        CONSOLIDATED STATEMENTS OF INCOME

                          (DOLLAR AMOUNTS IN THOUSANDS)

                                                                            YEAR ENDED DECEMBER 31
                                                                ----------------------------------------------
                                                                    2003            2002             2001
                                                                -------------   -------------    -------------
REVENUES
Premiums and other considerations                               $     858,085   $     734,167    $     623,772
Universal life and investment product charges                         414,856         407,733          412,613
Net investment income                                                 764,240         793,701          809,307
Realized investment gains (losses)                                      1,374        (108,451)         (54,729)
                                                                -------------   -------------    -------------
Total revenues                                                      2,038,555       1,827,150        1,790,963

BENEFITS AND EXPENSES
Policy benefits and claims                                          1,256,897       1,203,807        1,109,727
Commissions, net of deferrals                                          11,412          19,602           32,482
General and administrative expenses, net of deferrals                  81,710          89,344           89,021
Insurance taxes, licenses and fees                                     40,196          43,952           41,576
Amortization of policy acquisition costs and value of
  business acquired                                                   215,812         221,834          174,678
Interest expense                                                          211           1,457               32
                                                                -------------   -------------    -------------
Total benefits and expenses                                         1,606,238       1,579,996        1,447,516
                                                                -------------   -------------    -------------
Income before federal income taxes and cumulative effect of
  change in accounting principle                                      432,317         247,154          343,447

FEDERAL INCOME TAX EXPENSE:
  Current                                                              94,139          79,404          108,703
  Deferred                                                             53,168           2,814           12,468
                                                                -------------   -------------    -------------
Federal income tax                                                    147,307          82,218          121,171
                                                                -------------   -------------    -------------
Net income before cumulative effect of change in
  accounting principle                                                285,010         164,936          222,276
Cumulative effect of change in accounting for derivative
  instruments, net of income taxes                                         --              --            1,614
                                                                -------------   -------------    -------------
Net income                                                      $     285,010   $     164,936    $     223,890
                                                                =============   =============    =============

See accompanying notes.

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                          (DOLLAR AMOUNTS IN THOUSANDS)

                                                                                                         TOTAL
                                       COMMON      PAID IN      RETAINED      ACCUMULATED OTHER      STOCKHOLDER'S
                                        STOCK      CAPITAL      EARNINGS     COMPREHENSIVE INCOME       EQUITY
                                       -------   -----------   ----------    --------------------    -------------
BALANCE AT JANUARY 1, 2001             $ 3,000   $ 1,714,226   $  413,289    $             (2,907)   $   2,127,608
Net income                                  --            --      223,890                      --          223,890
Change in fair value of derivative
  financial instruments, net
  of income taxes                           --            --           --                   3,744            3,744
Unrealized gain on available
  for sale securities, net
  of income taxes                           --            --           --                  44,363           44,363
                                                                                                     -------------
  Comprehensive income                                                                                     271,997
Capital contribution from parent            --           214           --                      --              214
Less dividends paid                         --            --     (160,000)                     --         (160,000)
                                       -------   -----------   ----------    --------------------    -------------
BALANCE AT DECEMBER 31, 2001             3,000     1,714,440      477,179                  45,200        2,239,819
                                       =======   ===========   ==========    ====================    =============
Net income                                  --            --      164,936                      --          164,936
Change in fair value of derivative
  financial instruments, net
  of income taxes                           --            --           --                   2,275            2,275
Unrealized gain on available
  for sale securities, net
  of income taxes                           --            --           --                 113,640          113,640
                                                                                                     -------------
  Comprehensive income                                                                                     280,851
Less dividends paid                         --            --     (269,020)                     --         (269,020)
                                       -------   -----------   ----------    --------------------    -------------
BALANCE AT DECEMBER 31, 2002             3,000     1,714,440      373,095                 161,115        2,251,650
                                       =======   ===========   ==========    ====================    =============
Net income                                  --            --      285,010                      --          285,010
Change in fair value of derivative
  financial instruments, net
  of income taxes                           --            --           --                  (2,046)          (2,046)
Unrealized loss on available
  for sale securities, net
  of income taxes                           --            --           --                    (648)            (648)
                                                                                                     -------------
  Comprehensive income                                                                                     282,316
Less dividends paid                         --            --     (120,000)                     --         (120,000)
                                       -------   -----------   ----------    --------------------    -------------
BALANCE AT DECEMBER 31, 2003           $ 3,000   $ 1,714,440   $  538,105    $            158,421    $   2,413,966
                                       =======   ===========   ==========    ====================    =============

See accompanying notes.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                          (DOLLAR AMOUNTS IN THOUSANDS)

                                                                        YEAR ENDED DECEMBER 31
                                                             --------------------------------------------
                                                                 2003            2002            2001
                                                             ------------    ------------    ------------
OPERATING ACTIVITIES
Net income                                                   $    285,010    $    164,936    $    223,890
Adjustments to reconcile net income to net cash provided
  by operating activities:
  Change in policy liabilities other than deposits                 94,691          72,785          95,039
  Credits to policyholder accounts, net                           (52,871)        (24,626)        (10,261)
  Deferral of policy acquisition costs, net                       (30,649)        (63,029)       (112,068)
  Change in receivables and asset accruals                         (5,671)         39,707          80,482
  Change in payables and expense accruals                          51,617          30,480         (74,339)
  Realized investment (gains) losses                               (1,374)        108,451          54,729
  Depreciation and amortization                                   (26,306)        (15,438)          7,927
  Amortization of value of business acquired, net                  52,210          76,466          56,386
  Other                                                           (22,537)         51,052         (37,053)
                                                             ------------    ------------    ------------
Net cash provided by operating activities                         344,120         440,784         284,732
                                                             ------------    ------------    ------------
INVESTING ACTIVITIES
Securities available-for-sale:
  Sales                                                           342,376         394,874         202,408
  Maturities, calls and redemptions                             1,862,655       1,145,567         691,446
  Purchases                                                    (2,341,731)     (1,900,898)       (709,233)
Securities held-to-maturity:
  Sales                                                             5,098          18,926          17,264
  Maturities, calls and redemptions                               275,814         301,872         216,418
  Purchases                                                      (112,005)        (77,595)       (144,395)
Repayments of mortgage loans                                       72,137          61,911          61,955
Mortgage loans originated                                        (165,750)       (128,610)        (90,116)
Decrease (increase) in policy loans, net                            1,576           1,943         (17,102)
Other investing activities, net                                  (130,924)         (1,138)         (7,253)
                                                             ------------    ------------    ------------
Net cash (used in) provided by investing activities              (190,754)       (183,148)        221,392
                                                             ------------    ------------    ------------
FINANCING ACTIVITIES
Policyholder contract deposits                                    783,964         885,660         841,413
Withdrawals of policyholder contract deposits                    (865,355)       (923,172)     (1,055,634)
Net (payments) proceeds from securities sold under
  repurchase agreements                                           (89,898)         53,813          18,552
Cash dividends paid                                              (120,000)       (269,020)       (160,000)
                                                             ------------    ------------    ------------
Net cash used in financing activities                            (291,289)       (252,719)       (355,669)
                                                             ------------    ------------    ------------
Net (decrease) increase in cash and cash equivalents             (137,923)          4,917         150,455
Cash and cash equivalents, beginning of period                    159,616         154,699           4,244
                                                             ------------    ------------    ------------
Cash and cash equivalents, end of period                     $     21,693    $    159,616    $    154,699
                                                             ============    ============    ============
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                            $    110,053    $     56,309    $    118,892
                                                             ============    ============    ============
Interest paid                                                $      3,079    $      4,703    $      8,718
                                                             ============    ============    ============

See accompanying notes.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY
                                DECEMBER 31, 2003

1. NATURE OF OPERATIONS
Jefferson Pilot Financial Insurance Company (JPFIC) is wholly-owned by Jefferson-Pilot Corporation (JPCorp.). JPFIC and its subsidiary, Jefferson Pilot LifeAmerica Insurance Company, (collectively referred to as the Company) are principally engaged in the sale of individual life insurance products, individual annuity products, individual investment products, and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents throughout the United States.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION
The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP). The Company also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices (SAP) and are significantly different from financial statements prepared in accordance with GAAP. See Note 7.

Certain amounts in prior years have been reclassified to conform with the current year presentation.

PRINCIPLES OF CONSOLIDATION
The consolidated financial statements presented herein include the accounts of JPFIC and Jefferson Pilot LifeAmerica Insurance Company. All material intercompany accounts and transactions have been eliminated.

USE OF ESTIMATES
The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred policy acquisition costs, goodwill, value of business acquired, policy liabilities, and the potential effects of resolving litigated matters.

CASH AND CASH EQUIVALENTS
The Company includes with cash and cash equivalents its holdings of highly liquid investments that mature within three months of the date of acquisition.

DEBT AND EQUITY SECURITIES
Debt and equity securities are classified as either securities held-to-maturity, stated at amortized cost, or securities available-for-sale, stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired.

Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds market value, the duration of the market decline, and the financial health of and specific prospects for the issuer. Unrealized losses that are considered to be other than temporary are recognized in realized gains and losses. Realized gains and losses on dispositions of securities are determined by the specific-identification method.

MORTGAGE AND POLICY LOANS
Mortgage loans on real estate are stated at the unpaid balances, net of estimated unrecoverable amounts. In addition to a general estimated allowance, an allowance for unrecoverable amounts is provided when a mortgage loan becomes impaired. Mortgage loans are considered impaired when it becomes probable the Company will be unable to collect the total amount due, including principal and interest, according to contractual terms. The impairment is measured based upon the present value of expected cash flows discounted at the effective interest rate on both a loan by loan basis and by measuring aggregated loans with similar risk characteristics. Interest on mortgage loans is recorded until collection is deemed improbable. Policy loans are stated at their unpaid balances.

REAL ESTATE AND OTHER INVESTMENTS
Real estate not acquired by foreclosure is stated at cost less accumulated depreciation. Real estate acquired by foreclosure is stated at the lower of depreciated cost or fair value minus estimated costs to sell. Real estate, primarily buildings, is depreciated principally by the straight-line method over estimated useful lives generally ranging from 30 to 40 years. Accumulated depreciation was $28 million and $26 million at December 31, 2003 and 2002, respectively. Other investments are stated at equity, fair value or the lower of cost or market, as appropriate.

PROPERTY AND EQUIPMENT
Property and equipment is stated at cost and depreciated principally by the straight-line method over estimated useful lives, generally 30 to 50 years for buildings and approximately 10 years for other property and equipment. Accumulated depreciation was $37 million and $24 million at December 31, 2003 and 2002, respectively.

DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED
Costs related to obtaining new and renewal business, including commissions and group sales representative incentive compensation, certain costs of underwriting and issuing policies, certain agency office expenses, and first year bonus interest on annuities, all of which vary with and are primarily related to the production of new and renewal business, have been deferred.

The Company's traditional individual and group insurance products are long-duration contracts. Deferred policy acquisition costs related to these products are amortized over the expected premium paying periods using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For fixed universal life and annuity products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts.

Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business purchased, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete interest and a constant amortization rate based on the present value of expected future profits for fixed universal life and annuity products.

Deferred policy acquisition costs and the value of business acquired for variable life and annuity products are amortized utilizing mean reversion techniques. In calculating the estimated gross profits for these products, the Company utilizes a long-term total net return on assets of 8.25% and a five-year reversion period. The reversion period is a period over which a short-term return assumption is utilized to maintain the model's overall long-term rate of return. The Company caps the reversion rate of return at 8.25% for one year and 10% for years two through five. Mean reversion techniques result in the application of reasonable yield assumptions to trend the long-term rate of return back to the assumed rate over a period of time following a historical deviation from the assumed long-term rate.

The carrying amounts of deferred policy acquisition costs and value of business acquired are adjusted for the effect of non-credit related realized gains and losses, credit related gains, and the effects of unrealized gains and losses on debt securities classified as available-for-sale. Deferred policy acquisition costs and value of business acquired are not adjusted for the effect of credit related losses, rather as a part of the investment income allocation process a charge, referred to as a default charge, is made against the investment income earned. This default charge is based upon the credit quality of the assets supporting the insurance business and is meant to replicate the expected credit losses that will emerge over an economic cycle.

Both deferred policy acquisition costs and value of business acquired are reviewed periodically to determine that the unamortized portion does not exceed the expected recoverable amounts. No impairment adjustments have been reflected in the results of operations for the years presented.

GOODWILL
Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS, which primarily addresses the accounting for goodwill and intangible assets subsequent to their acquisition. Through December 31, 2001, goodwill was amortized on a straight-line basis over periods of 25 to 40 years. Accumulated amortization was $38.6 million at December 31, 2003 and 2002. Under SFAS No. 142, carrying amounts are regularly reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down using a combination of fair value and discounted cash flows. See further discussion under New Accounting Pronouncements below.

SEPARATE ACCOUNTS
Separate account assets and liabilities represent funds segregated for the benefit of certain policyholders who bear the investment risk. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses are excluded from the amounts reported in the consolidated statements of income. Fees charged on policyholders' deposits are included in other considerations.

RECOGNITION OF REVENUE
Premiums on traditional life insurance products are reported as revenue when received unless received in advance of the due date.

Premiums on accident and health, disability and dental insurance are reported as earned, over the contract period. A reserve is provided for the portion of premiums written which relates to unexpired coverage terms.

Revenue from universal life-type and annuity products includes charges for the cost of insurance, initiation and administration of the policy and surrender of the policy. Revenue from these products is recognized in the year assessed to the policyholder, except that any portion of an assessment that relates to services to be provided in future years is deferred as unearned revenue and is recognized as income over the period during which services are provided. The net of amounts deferred and amounts recognized is reflected in universal life and investment product charges in the consolidated statements of income.

RECOGNITION OF BENEFITS AND EXPENSES
Benefits and expenses, other than deferred policy acquisition costs, related to traditional life, accident and health, disability and dental insurance products are recognized when incurred in a manner designed to match them with related premiums and to spread income recognition over expected policy lives. For universal life-type and annuity products, benefits include interest credited to policyholders' accounts, which is recognized as it accrues.

FUTURE POLICY BENEFITS
Liabilities for future policy benefits on traditional life and disability insurance are computed by the net level premium valuation method based on assumptions about future investment yield, mortality, morbidity and persistency. Estimates about future circumstances are based principally on historical experience and provide for possible adverse deviations.

POLICYHOLDER CONTRACT DEPOSITS
Policyholder contract deposits consist of policy values that accrue to holders of universal life-type contracts and annuities. The liability is determined using the retrospective deposit method and consists of policy values that accrue to the benefit of the policyholder, before deduction of surrender charges.

POLICY AND CONTRACT CLAIMS
The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported, which is based on historical experience, adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for claims and the associated claims adjustment expenses incurred through the balance sheet date.

REINSURANCE BALANCES AND TRANSACTIONS
Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

INCOME TAXES
The Company and its subsidiary are included in the Parent's consolidated life/nonlife federal income tax return along with other affiliated entities. The method of allocation between companies is subject to a written agreement. The tax liability of the group is apportioned among the members of the group in accordance with the portion of the consolidated taxable income attributable to each member of the group, if computed on a separate return. To the extent that the losses of any member of the group are utilized to offset taxable income of other member(s) of the group, the Parent shall take the appropriate corporate action to "purchase" such losses. To the extent that a member of the group generates any tax credits, such tax credits shall be allocated to the member generating such tax credits. Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2002, the Company adopted SFAS No. 141 BUSINESS COMBINATIONS and SFAS No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS. SFAS No. 141 requires that all business combinations initiated after June 30, 2001, be accounted for under the purchase method of accounting and establishes specific criteria for the recognition of intangible assets separately from goodwill. SFAS No. 142 primarily addresses the accounting for goodwill and intangible assets subsequent to their acquisition. In accordance with the statements, the Company no longer amortizes goodwill, but rather tests goodwill for impairment at least on an annual basis. During 2001, the Company recognized $9 million of amortization expense related to goodwill. The Company did not recognize any impairment losses upon adoption of SFAS No. 142. Further, the Company completed its annual test of impairment in the second quarter of 2003 and concluded that there had been no impairments. No subsequent events have occurred that would have led to impairment of goodwill.

The Financial Accounting Standards Board (FASB) has issued Interpretation No. 46 (revised December 2003), CONSOLIDATION OF VARIABLE INTEREST ENTITIES, AN INTERPRETATION OF ACCOUNTING RESEARCH BULLETIN NO. 51 (FIN 46). The adoption of FIN 46 had no impact on the Company.

In April 2003, the FASB issued SFAS No. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, which is effective for contracts entered into or modified after June 30, 2003, with certain exceptions. The adoption of SFAS No. 149 had no impact on the Company.

In April 2003, the FASB's Derivative Implementation Group issued SFAS No. 133 Implementation Issue No. B36, EMBEDDED DERIVATIVES: MODIFIED COINSURANCE ARRANGEMENTS AND DEBT INSTRUMENTS THAT INCORPORATE CREDIT RISK EXPOSURE THAT ARE UNRELATED OR ONLY PARTIALLY RELATED TO THE CREDITWORTHINESS OF THE OBLIGOR OF THOSE INSTRUMENTS (DIG B36), which is effective October 1, 2003. DIG B36 requires the bifurcation of a derivative from the receivable or payable related to modified coinsurance agreement, where the yield on the receivable and payable is based on a return of a specified block of assets rather than the creditworthiness of the ceding company. The Company has no coinsurance agreement subject to DIG B36 due to the grandfathering provisions contained therein.

In May 2003, the FASB issued SFAS No. 150, ACCOUNTING FOR CERTAIN FINANCIAL INSTRUMENTS WITH CHARACTERISTICS OF BOTH LIABILITIES AND EQUITY (the Statement). The Statement requires the classification of certain financial instruments as either a liability or equity, depending on the characteristics of the instrument. SFAS No. 150 had no impact on the Company.

In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1 ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS (the SOP). The SOP addresses:
(i) separate account presentation; (ii) accounting for an insurance company's proportionate interest in separate accounts; (iii) transfers of assets from the general account to a separate account; (iv) valuation of certain insurance liabilities and policy features such as guaranteed minimum death benefits and annuitization benefits; and (v) accounting for sales inducements. The SOP was effective January 1, 2004 and will be adopted through an adjustment for the cumulative effect of a change in accounting principle. Implementation guidance pertaining to the SOP is still evolving. As a result, we are unable to estimate the impact of adoption at this time. We do not expect the cumulative effect adjustment to be material to our financial position, but it may be material to our results of operations for 2004. Ongoing application of the SOP may significantly impact earnings emergence in 2004 and beyond, lowering earnings in earlier years and increasing earnings in later years, for certain blocks of individual life insurance.

In December 2003, the FASB revised SFAS No. 132, EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS. This statement revises disclosures about pension plans and other postretirement benefit plans for employers that sponsor those plans. This statement is effective for financial statements with fiscal years ending after December 15, 2003 and had no impact on the Company.

3. INVESTMENTS
SUMMARY COST AND FAIR VALUE INFORMATION
Aggregate cost or amortized cost, aggregate fair value and gross unrealized gains and losses of debt and equity securities are as follows (IN THOUSANDS):

                                                                           DECEMBER 31, 2003
                                                         ------------------------------------------------------
                                                           COST OR        GROSS         GROSS
                                                          AMORTIZED    UNREALIZED    UNREALIZED        FAIR
                                                            COST          GAINS       (LOSSES)         VALUE
                                                         -----------   -----------   -----------    -----------
AVAILABLE-FOR-SALE CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
  U.S. government agencies                               $   123,795   $     8,545   $       (47)   $   132,293
Federal agency issued mortgage-backed securities
  (including collateralized mortgage obligations)            907,746        53,503        (1,002)       960,247
Obligations of states and political subdivisions              60,110         2,016          (316)        61,810
Corporate obligations                                      6,541,873       411,888       (53,540)     6,900,221
Corporate private-labeled mortgage-backed securities
  (including collateralized mortgage obligations)            492,472        24,452        (2,939)       513,985
Affiliated bonds                                             133,000         4,909          (198)       137,711
Redeemable preferred stocks                                    7,302         1,592          (386)         8,508
                                                         -----------   -----------   -----------    -----------
Subtotal, debt securities                                  8,266,298       506,905       (58,428)     8,714,775
Equity securities                                              7,085         3,069            --         10,154
                                                         -----------   -----------   -----------    -----------
Securities available-for-sale                            $ 8,273,383   $   509,974   $   (58,428)   $ 8,724,929
                                                         ===========   ===========   ===========    ===========
HELD-TO-MATURITY CARRIED AT AMORTIZED COST
Obligations of states and political subdivisions         $     4,645   $     1,006   $        --    $     5,651
Corporate obligations                                        965,170        70,745        (5,113)     1,030,802
Affiliate bonds                                               25,861         1,219          (297)        26,783
                                                         -----------   -----------   -----------    -----------
Debt securities held-to-maturity                         $   995,676   $    72,970   $    (5,410)   $ 1,063,236
                                                         ===========   ===========   ===========    ===========

                                                                           DECEMBER 31, 2002
                                                         ------------------------------------------------------
                                                           COST OR        GROSS         GROSS
                                                          AMORTIZED    UNREALIZED    UNREALIZED        FAIR
                                                            COST          GAINS       (LOSSES)         VALUE
                                                         -----------   -----------   -----------    -----------
AVAILABLE-FOR-SALE CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
  U.S. government agencies                               $   187,476   $    11,134   $        --    $   198,610
Federal agency issued mortgage-backed securities
  (including collateralized mortgage obligations)          1,486,851       106,109           (50)     1,592,910
Obligations of states and political subdivisions              38,365         2,519          (129)        40,755
Corporate obligations                                      5,243,749       386,807      (118,931)     5,511,625
Corporate private-labeled mortgage-backed securities
  (including collateralized mortgage obligations)          1,015,716        68,103        (3,970)     1,079,849
Redeemable preferred stocks                                    7,311           915          (822)         7,404
                                                         -----------   -----------   -----------    -----------
Subtotal, debt securities                                  7,979,468       575,587      (123,902)     8,431,153
Equity securities                                              7,085         1,712           (40)         8,757
                                                         -----------   -----------   -----------    -----------
Securities available-for-sale                            $ 7,986,553   $   577,299   $  (123,942)   $ 8,439,910
                                                         ===========   ===========   ===========    ===========
HELD-TO-MATURITY CARRIED AT AMORTIZED COST
Obligations of states and political subdivisions         $     7,582   $     1,249   $       (22)   $     8,809
Corporate obligations                                      1,138,648        87,336       (14,298)     1,211,686
Affiliate bonds                                               31,111         1,839          (336)        32,614
                                                         -----------   -----------   -----------    -----------
Debt securities held-to-maturity                         $ 1,177,341   $    90,424   $   (14,656)   $ 1,253,109
                                                         ===========   ===========   ===========    ===========

Affiliate bonds consist of securities issued by Jefferson Pilot Communications Company. See further discussion in Note 12.

CONTRACTUAL MATURITIES
Aggregate amortized cost and aggregate fair value of debt securities at December 31, 2003, according to contractual maturity date, are as indicated below (IN THOUSANDS). Actual future maturities may differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due to the Company, with or without penalty.

                                                             AVAILABLE-FOR-SALE           HELD-TO-MATURITY
                                                         -------------------------   -------------------------
                                                          AMORTIZED       FAIR        AMORTIZED        FAIR
                                                            COST          VALUE         COST           VALUE
                                                         -----------   -----------   -----------   -----------
Due in one year or less                                  $   200,142   $   202,387   $    82,027   $    83,422
Due after one year through five years                      2,131,633     2,264,176       208,794       221,519
Due after five years through ten years                     3,013,461     3,162,008       289,296       315,501
Due after ten years                                        2,833,162     3,001,035        65,485        77,219
Amounts not due at a single maturity date                     80,598        76,661       350,074       365,575
                                                         -----------   -----------   -----------   -----------
                                                           8,258,996     8,706,267       995,676     1,063,236
Redeemable preferred stocks                                    7,302         8,508            --            --
                                                         -----------   -----------   -----------   -----------
                                                         $ 8,266,298   $ 8,714,775   $   995,676   $ 1,063,236
                                                         ===========   ===========   ===========   ===========

SECURITIES LENDING
In its securities lending program, the Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. The market value of securities loaned and collateral received amounted to $197 million and $203 million at December 31, 2003, and $225 million and $234 million at December 31, 2002.

CHANGES IN NET UNREALIZED GAINS ON SECURITIES
Changes in amounts affecting net unrealized gains included in other comprehensive income, reduced by deferred income taxes, are as follows (IN THOUSANDS):

                                                               NET UNREALIZED GAINS (LOSSES)
                                                          --------------------------------------
                                                             DEBT         EQUITY
                                                          SECURITIES    SECURITIES       TOTAL
                                                          ----------    ----------    ----------
Net unrealized (losses) gains on securities
  available-for-sale as of December 31, 2000              $   (5,525)   $    2,618    $   (2,907)

Change during year ended December 31, 2001:

  Increase (decrease) in stated amount of securities         117,084        (2,049)      115,035
  Decrease in value of business acquired and
    deferred policy acquisition costs                        (46,813)           --       (46,813)
  Increase in derivative financial statements                     --         5,760         5,760
  Increase in deferred income tax liabilities                (24,561)       (1,314)      (25,875)
                                                          ----------    ----------    ----------
Increase in net unrealized gains included in other
  comprehensive income                                        45,710         2,397        48,107
                                                          ----------    ----------    ----------
Net unrealized gains on securities available-for-sale
  as of December 31, 2001                                     40,185         5,015        45,200

Change during year ended December 31, 2002:

  Increase (decrease) in stated amount of securities         346,877          (286)      346,591
  Decrease in value of business acquired and
    deferred policy acquisition costs                       (171,760)           --      (171,760)
  Increase in derivative financial instruments                    --         3,500         3,500
  Increase in deferred income tax liabilities                (61,290)       (1,126)      (62,416)
                                                          ----------    ----------    ----------
Increase in net unrealized gains included in other
  comprehensive income                                       113,827         2,088       115,915
                                                          ----------    ----------    ----------
Net unrealized gains on securities available-for-sale
  as of December 31, 2002                                    154,012         7,103       161,115

Change during year ended December 31, 2003:

  Increase (decrease) in stated amount of securities          (3,208)        1,397        (1,811)
  Increase in value of business acquired and
    deferred policy acquisition costs                            813            --           813
  Decrease in derivative financial instruments                    --        (3,147)       (3,147)
  Decrease in deferred income tax liabilities                    838           613         1,451
                                                          ----------    ----------    ----------
Decrease in net unrealized gains included in other
  comprehensive income                                        (1,557)       (1,137)       (2,694)
                                                          ----------    ----------    ----------
Net unrealized gains on securities available-for-sale
  as of December 31, 2003                                 $  152,455    $    5,966    $  158,421
                                                          ==========    ==========    ==========

NET INVESTMENT INCOME
The details of investment income, net of investment expenses, follow (IN THOUSANDS):

                                                                  YEAR ENDED DECEMBER 31
                                                          --------------------------------------
                                                             2003          2002          2001
                                                          ----------    ----------    ----------
Interest on debt securities                               $  641,604    $  677,539    $  701,049
Investment income on equity securities                           831           929         1,769
Interest on mortgage loans                                    98,712        95,000        94,231
Interest on policy loans                                      33,874        36,508        33,446
Other investment income                                       10,096         6,115         5,770
                                                          ----------    ----------    ----------
Gross investment income                                      785,117       816,091       836,265
Investment expenses                                          (20,877)      (22,390)      (26,958)
                                                          ----------    ----------    ----------
Net investment income                                     $  764,240    $  793,701    $  809,307
                                                          ==========    ==========    ==========

Investment expenses include salaries, expenses of maintaining and operating investment real estate, real estate depreciation and other allocated costs of investment management and administration.

REALIZED GAINS AND LOSSES
The details of realized investment gains (losses), including other than temporary impairments, follow (IN THOUSANDS):

                                                                  YEAR ENDED DECEMBER 31
                                                          --------------------------------------
                                                             2003          2002          2001
                                                          ----------    ----------    ----------
Common stocks                                             $       --    $      469    $    1,476
Preferred stocks                                                  --           (70)           --
Debt securities                                              (10,212)     (106,858)      (57,272)
                                                          ----------    ----------    ----------
Total securities                                             (10,212)     (106,459)      (55,796)
Real estate                                                       --            86           609
Other                                                            786           355        (1,380)
Amortization of deferred policy acquisition costs and
  value of business acquired                                  10,800        (2,433)        1,838
                                                          ----------    ----------    ----------
Realized investment gains (losses)                        $    1,374    $ (108,451)   $  (54,729)
                                                          ==========    ==========    ==========

See Note 5 for discussion of amortization of Deferred Policy Acquisition Cost and Value of Business Acquired.

Information about total gross realized gains and losses on securities, including other than temporary impairments, follows (IN THOUSANDS):

                                                                  YEAR ENDED DECEMBER 31
                                                          --------------------------------------
                                                             2003          2002          2001
                                                          ----------    ----------    ----------
Gross realized:
  Gains                                                   $   31,730    $   27,282    $   10,315
  Losses                                                     (41,942)     (133,741)      (66,111)
                                                          ----------    ----------    ----------
Net realized losses on total securities                   $  (10,212)   $ (106,459)   $  (55,796)
                                                          ==========    ==========    ==========

Information about gross realized gains and losses, including other-than-temporary impairments, on available-for-sale securities transactions follows (IN THOUSANDS):

                                                                  YEAR ENDED DECEMBER 31
                                                          --------------------------------------
                                                             2003          2002          2001
                                                          ----------    ----------    ----------
Gross realized:
  Gains                                                   $   26,598    $   24,850    $    7,732
  Losses                                                     (36,514)     (125,038)      (57,702)
                                                          ----------    ----------    ----------
Net realized losses on available-for-sale securities      $   (9,916)   $ (100,188)   $  (49,970)
                                                          ==========    ==========    ==========

INVESTMENT CONCENTRATION, RISK, AND IMPAIRMENT
Investments in debt and equity securities include 1,271 issuers. Debt securities include investments in JPCorp. of $138 million and $0 as of December 31, 2003 and 2002, respectively. No other corporate issuer represents more than one percent of investments. Debt securities considered less than investment grade approximated 13% and 7% of the total debt securities portfolio as of December 31, 2003 and 2002, respectively.

The Company uses reverse repurchase agreements to meet various cash requirements. At December 31, 2003 and 2002, the amounts held in debt securities available for sale pledged as collateral for these borrowings were $172 million and $261 million, respectively.

The Company's mortgage loan portfolio is comprised of conventional real estate mortgages collateralized primarily by retail (34%), apartment (16%), industrial (25%), office (12%), and hotel (9%) properties. Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and conservative loan-to-value relationships. Approximately 31% of stated mortgage loan balances as of December 31, 2003 are due from borrowers in South Atlantic states, approximately 18% are due from borrowers in West South Central states, approximately 14% are due from borrowers in the Pacific states approximately 11% are due from borrowers in the West North Central states, and approximately 11% are due from borrowers in the East North Central States. No other geographic region represents as much as 10% of December 31, 2003 mortgage loans.

At December 31, 2003 and 2002, the recorded investment in mortgage loans that are considered to be potentially impaired was $5.1 million and $15.8 million, respectively. Delinquent loans outstanding were $0 as of December 31, 2003 and 2002. The related allowance for credit losses on all mortgage loans was $10.8 million at December 31, 2003 and 2002. The average recorded investment in impaired loans was $10.4 million, $17.0 million and $15.8 million during the years ended December 31, 2003, 2002 and 2001, respectively, on which interest income of $0.5 million, $1.4 million and $1.6 million was recognized on a cash basis, respectively.

The Company sold certain securities that had been classified as held-to-maturity, due to significant declines in credit worthiness. The net amortized cost of sold securities were $9.5 million, $20.3 million and $21.9 million for 2003, 2002 and 2001, respectively. The realized gains (losses) on the sales of these securities, some of which were previously impaired, were $1.8 million, ($1.3) million and ($4.6) million for 2003, 2002 and 2001, respectively.

The Company monitors its portfolio closely to ensure that all other than temporary impairments are identified and recognized in earnings as they occur. The table below summarizes unrealized losses on all securities held by both asset class and length of time that a security has been in unrealized loss position (IN THOUSANDS):

                                                      LESS THAN                    12 MONTHS
                                                      12 MONTHS                    OR LONGER                      TOTAL
                                              -------------------------    -------------------------    -------------------------
                                                               GROSS                        GROSS                        GROSS
                                                 FAIR       UNREALIZED        FAIR       UNREALIZED        FAIR       UNREALIZED
                                                 VALUE        LOSSES          VALUE        LOSSES          VALUE        LOSSES
                                              -----------   -----------    -----------   -----------    -----------   -----------
U.S. Treasury obligations
  and direct obligations of
  U.S. Government agencies                    $    14,278   $       (47)    $       --     $      --    $    14,278   $       (47)
Federal agency mortgage-backed
  securities (including collateralized
  mortgage obligations)                            53,896        (1,001)           215            (1)        54,111        (1,002)
Obligations of state and
  political subdivisions                           24,195          (316)            --            --         24,195          (316)
Corporate obligations                           1,306,561       (33,575)       308,473       (25,078)     1,615,034       (58,653)
Corporate private-labeled mortgage-backed
  securities (including collateralized
  mortgage obligations)                            16,743           (33)        18,200        (2,906)        34,943        (2,939)
Redeemable preferred stock                             --            --          3,809          (386)         3,809          (386)
Affiliated bonds                                       --            --        164,495          (495)       164,495          (495)
                                              -----------   -----------    -----------   -----------    -----------   -----------
Total temporarily impaired securities         $ 1,415,673   $   (34,972)   $   495,192   $   (28,866)   $ 1,910,865   $   (63,838)
                                              ===========   ===========    ===========   ===========    ===========   ===========

One statistic we pay particular attention to with respect to debt securities is the Fair Value to Amortized Cost ratio. Securities with a fair value to amortized cost ratio in the 90%-99% range are typically securities that have been impacted by increases in market interest rates or credit spreads. Securities in the 80%-89% range are typically securities that have been impacted by increased market yields, specific credit concerns or both. These securities are monitored to ensure that the impairment is not other that temporary. Securities with a fair value to amortized cost ratio less then 80% are considered to be "potentially distressed securities," and are subjected to rigorous review. The following factors are considered: the length of time a security's fair value has been below amortized cost, industry factors or conditions related to a geographic area that are negatively affecting the security, downgrades by rating agencies, the valuations of assets specifically pledged to support the credit, the overall financial condition of the issuer, past due interest or principal payments and our intent and ability to hold the security for a sufficient time to allow for a recovery in value.

The table below summarizes the securities with unrealized losses in our debt portfolio as of December 31, 2003 (IN THOUSANDS):

                        AMORTIZED       FAIR        UNREALIZED
                          COST          VALUE         LOSSES        PERCENTAGE
                       -----------   -----------    -----------     -----------
90% - 99%              $ 1,845,766   $ 1,802,231    $   (43,535)           68.2%
80% - 89%                  108,540        94,562        (13,978)           21.9
Below 80%                   20,397        14,072         (6,325)            9.9
                       -----------   -----------    -----------     -----------
                       $ 1,974,703   $ 1,910,865    $   (63,838)          100.0%
                       ===========   ===========    ===========     ===========

As of December 31, 2003, the Company held six securities that were "potentially distressed." Two of these securities are equipment trust securities secured by passenger aircraft. We have evaluated both the underlying collateral and the health of the passenger airlines that are leasing these aircraft, and have concluded that these securities are not other that temporarily impaired. The remaining four have been "potentially distressed" for less than six months and, based on our review of the factors delineated above, are not considered to be other than temporarily impaired.

4. DERIVATIVE FINANCIAL INSTRUMENTS
SFAS No. 133, which was effective January 1, 2001, requires companies to recognize all derivative instruments as either assets or liabilities in the balance sheet at fair value. The fair values of the Company's derivative instruments of $10.5 million and $13.6 million at December 31, 2003 and 2002, respectively, are included in other investments in the consolidated balance sheets. The accounting for changes in the fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, cash flow hedge or a hedge related to foreign currency exposure. The Company accounts for changes in fair values of derivatives that are not part of a hedge or do not qualify for hedge accounting through current earnings during the period of the change. For derivatives that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged transaction impacts earnings. The remaining gain or loss on these derivative instruments is recognized in current earnings during the period of the change. Effectiveness of the Company's hedge relationships is assessed and measured on a quarterly basis. The Company has no fair value hedges or hedges of net investments in foreign operations.

CASH FLOW HEDGING STRATEGY
The Company uses interest rate swaps to convert floating rate investments to fixed rate investments. Interest is exchanged periodically on the notional value, with the Company receiving the fixed rate and paying various short-term LIBOR rates on a net exchange basis. For the years ended December 31, 2003, 2002 and 2001, the ineffective portion of the Company's cash flow hedging instruments, which is recognized in realized investment gains, was not significant. At December 31, 2003 and 2002, the maximum term of interest rate swaps that hedge floating rate investments was six years and seven years, respectively.

The Company recognized other comprehensive income related to cash flow hedges, net of taxes, of ($2.0) million, $2.3 million and $3.7 million in 2003, 2002 and 2001, respectively.

During 2003, 2002 and 2001, the Company did not reclassify any gains or losses into earnings as a result of the discontinuance of its cash flow hedges. Further, the Company does not expect to reclassify a significant amount of net gains (losses) on derivative instruments from accumulated other comprehensive income to earnings during the next twelve months.

OTHER DERIVATIVES
The Company markets equity-indexed annuities. These contracts have an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500(R) index. The Company has historically managed this risk by purchasing call options that mirrored the interest credited to the contracts. These call options act as an economic hedge, as changes in their fair values are recognized in net investment income. For the years ended December 31, 2003, 2002 and 2001, activity reflected in net investment income related to these options was not significant.

Certain swaps serve as economic hedges but do not qualify for hedge accounting under SFAS No. 133. These swaps are marked to market through realized gains. For the years ended December 31, 2003, 2002 and 2001, the Company recognized realized investment gains of $492 thousand, $487 thousand and $170 thousand, respectively, related to these swaps.

The Company also invests in debt securities with embedded options, which are considered to be derivative instruments under SFAS No. 133. These derivatives are marked to market through realized investment gains, but had an insignificant effect for the year ended December 31, 2003, 2002 and 2001.

Counterparties to derivative instruments expose the Company to credit risk in the event of non-performance. The Company limits this exposure by diversifying among counterparties with high credit ratings.

The Company's credit risk exposure on swaps is limited to the fair value of swap agreements that it has recorded as an asset. The Company does not expect any counterparty to fail to meet its obligation. Currently, non-performance by a counterparty would not have a material adverse effect on the Company's financial position or results of operations. The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of swap agreements and the related direct investments and credited interest on annuities.

5. DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED Information about deferred policy acquisition costs follows (IN THOUSANDS):

                                                                             YEAR ENDED DECEMBER 31
                                                                     --------------------------------------
                                                                        2003          2002          2001
                                                                     ----------    ----------    ----------
Beginning balance                                                    $  529,791    $  560,285    $  469,637
Deferral:
  Commissions                                                           137,954       151,655       155,973
  Other                                                                  47,346        49,609        53,041
                                                                     ----------    ----------    ----------
                                                                        185,300       201,264       209,014
Amortization                                                           (154,651)     (138,235)      (96,946)
Adjustment related to realized losses (gains) on debt securities          3,255          (643)          393
Adjustment related to unrealized losses (gains) on securities
  available-for-sale                                                        457       (92,880)      (21,813)
                                                                     ----------    ----------    ----------
Ending balance                                                       $  564,152    $  529,791    $  560,285
                                                                     ==========    ==========    ==========

Information about value of business acquired follows (IN THOUSANDS):

                                                                             YEAR ENDED DECEMBER 31
                                                                     --------------------------------------
                                                                        2003          2002          2001
                                                                     ----------    ----------    ----------
Beginning balance                                                    $  502,498    $  659,634    $  739,575
Deferral of commissions and accretion of interest                         8,951         7,133        12,067
Amortization                                                            (61,161)      (83,599)      (68,453)
Adjustment related to realized losses (gains) on debt securities          7,545        (1,790)        1,445
Adjustment related to unrealized losses (gains) on securities
  available-for-sale                                                        356       (78,880)      (25,000)
                                                                     ----------    ----------    ----------
Ending balance                                                       $  458,189    $  502,498    $  659,634
                                                                     ==========    ==========    ==========

Expected approximate amortization percentages of the value of business acquired over the next five years are as follows:

               2004               11.8%
               2005                9.8%
               2006                8.7%
               2007                8.1%
               2008                6.9%

In 2003, the Company unlocked its deferred policy acquisition cost and value of business acquired models with respect to the default charge assumption, resulting in a favorable adjustment of $12 million to realized gains and losses.

6. POLICY LIABILITIES INFORMATION
INTEREST RATE ASSUMPTIONS
The liability for future policy benefits associated with ordinary life insurance policies has been determined using initial interest rate assumptions ranging from 7.00% to 7.75% and, when applicable, uniform grading over 10 years to an ultimate rate of 6.50%. Interest rate assumptions for weekly premium, monthly debit and term life insurance products generally fall within the same ranges as those pertaining to ordinary life insurance policies.

Credited interest rates for universal life-type products ranged from 4.0% to 9.0% in 2003, 4.0% to 6.5% in 2002 and 4.0% to 6.6% in 2001. The average credited interest rates for universal life-type products were 4.9%, 5.4%, and 5.5% in 2003, 2002, and 2001, respectively. For annuity products, credited interest rates generally ranged from 3.0% to 7.4% in 2003, and 3.0% to 6.6% in 2002 and 2001, respectively.

MORTALITY AND WITHDRAWAL ASSUMPTIONS
Assumed mortality rates are generally based on experience multiples applied to select and ultimate tables commonly used in the industry. Withdrawal assumptions for individual life insurance policies are based on historical company experience and vary by issue age, type of coverage and policy duration. For structured settlements issued prior to 1987, mortality assumptions are based on blends of the 1971 Individual Annuity Mortality Table (71 IAM) and the 1969-71 U.S. Life Tables. For similar products issued between 1987 and 1999, mortality assumptions are based on blends of the 1983 Table (83a) and 1979-81 U.S. Life Tables. For similar products issued after 1999, mortality assumptions are based on the Annuity 2000 Mortality Table (2000a).

For immediate annuities the 71 IAM table is used for issues prior to 1992, the 83a table is used for issues between 1992 and 1999, and issues after 1999 use the 2000a table.

ACCIDENT AND HEALTH AND DISABILITY INSURANCE LIABILITIES ACTIVITY
Activity in the liabilities for accident and health and disability benefits, including reserves for future policy benefits and unpaid claims and claim adjustment expenses, is summarized below (IN THOUSANDS):

                                                2003          2002          2001
                                             ----------    ----------    ----------
Balance as of January 1                      $  428,529    $  385,581    $  365,280
Less reinsurance recoverables                    94,590        94,894       105,935
                                             ----------    ----------    ----------
Net balance as of January 1                     333,939       290,687       259,345
                                             ----------    ----------    ----------
Amount incurred:
  Current year                                  398,812       337,354       281,161
  Prior years                                       (68)      (12,700)      (18,283)
                                             ----------    ----------    ----------
                                                398,744       324,654       262,878
                                             ----------    ----------    ----------
Less amount paid:
  Current year                                  222,684       210,367       173,413
  Prior years                                    97,142        71,035        58,123
                                             ----------    ----------    ----------
                                                319,826       281,402       231,536
                                             ----------    ----------    ----------
Net balance as of December 31                   412,857       333,939       290,687
Plus reinsurance recoverables                    94,381        94,590        94,894
                                             ----------    ----------    ----------
Balance as of December 31                    $  507,238    $  428,529    $  385,581
                                             ==========    ==========    ==========
Balance as of December 31 included with:
  Future policy benefits                     $  470,116    $  396,703    $  346,963
  Policy and contract claims                     37,122        31,826        38,618
                                             ----------    ----------    ----------
                                             $  507,238    $  428,529    $  385,581
                                             ==========    ==========    ==========

The Company uses estimates for determining its liability for accident and health and disability benefits, which are based on historical claim payment patterns and attempt to provide for potential adverse changes in claim patterns and severity. Lower than anticipated claims resulted in adjustments to liabilities in each year.

7. STATUTORY FINANCIAL INFORMATION
The Company prepares financial statements on the basis of Statutory Accounting Practices (SAP) prescribed or permitted by the Nebraska Department of Insurance. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The Company does not utilize any permitted practices in the preparation of the statutory-basis financial statements.

The principal differences between SAP and GAAP as they relate to the financial statements of the Company are (1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP, (2) the value of business acquired is not capitalized under SAP, but is under GAAP, (3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided, (4) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP, (5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP,
(6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, and (7) certain assets are not admitted for purposes of determining surplus under SAP.

Effective January 1, 2001, the NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification. Nebraska has adopted the provisions of the revised manual with certain exceptions. Codification has changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The effect of the adoption of Codification was to increase statutory surplus by $39.4 million in 2001, primarily through the addition of deferred income tax.

Reported capital and surplus on a statutory basis at December 31, 2003 and 2002 was $1 billion and $802 million, respectively. Reported statutory net income for the years ended December 31, 2003, 2002, and 2001 was $281 million, $102 million, and $249 million, respectively.

The General Statutes of Nebraska require the Company to maintain minimum capital of $1.2 million and minimum unassigned surplus of $300 thousand. Additionally, Nebraska limits the amount of dividends that the Company may pay annually without first obtaining regulatory approval. Generally, the limitations are based on a combination of statutory net gain from operations for the preceding year, 10% of statutory surplus at the end of the preceding year, and dividends and distributions made within the preceding twelve months. Depending on the timing of the payment, the Company could pay $281 million in dividends in 2004 without obtaining regulatory approval. Approximately $18 million could be paid by its subsidiary, JPLA, to the Company without approval of its state of domicile of New Jersey.

Prior to its acquisition, Guarantee Life Insurance Company (GLIC) converted from a mutual form to a stock life company. In connection with that conversion, GLIC agreed to segregate certain assets to provide for dividends on participating policies using dividend scales in effect at the time of the conversion, providing that the experience underlying such scales continued. The assets, including revenue therefrom, allocated to the participating policies will accrue solely to the benefit of those policies. The assets and liabilities relating to these participating policies amounted to $324 million and $356 million at December 31, 2003 and $336 million and $364 million at December 31, 2002. The excess of liabilities over the assets represents the total estimated future earnings expected to emerge from these participating policies.

Risk-Based Capital (RBC) requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. As of December 31, 2003, the Company's adjusted capital and surplus exceeded authorized control level RBC.

Some states require life insurers to maintain a certain value of securities on deposit with the state in order to conduct business in that state. The Company had securities totaling $19 million and $20 million on deposit with various states in 2003 and 2002, respectively.

8. FEDERAL INCOME TAXES
A reconciliation of the federal income tax rate to the Company's effective income tax rate follows:

                                                            YEAR ENDED DECEMBER 31
                                                           -----------------------
                                                           2003      2002    2001
                                                           -----    -----    -----
Federal income tax rate                                     35.0%    35.0%    35.0%
Reconciling items:
  Tax exempt interest and dividends received deduction      (1.1)    (3.0)    (0.8)
  Other, net                                                 0.2      1.3      1.1
                                                           -----    -----    -----
Effective income tax rate                                   34.1%    33.3%    35.3%
                                                           -----    -----    -----

The tax effects of temporary differences that result in deferred income tax assets and liabilities are as follows (IN THOUSANDS):

                                                                                 DECEMBER 31
                                                                           ------------------------
                                                                              2003          2002
                                                                           ----------    ----------
Deferred income tax assets:
  Difference in policy liabilities                                         $  155,444    $  166,641
  Deferred compensation                                                        21,861        22,114
  Capital loss carry forward                                                   25,727            --
  Other deferred tax assets                                                    55,268        35,687
                                                                           ----------    ----------
Gross deferred tax assets                                                     258,300       224,442

Deferred income tax liabilities:
  Deferral of policy acquisition costs and value of business acquired        (216,905)     (142,052)
  Differences in investment basis                                             (63,627)      (58,547)
  Net unrealized gains on securities                                          (85,304)      (86,755)
  Depreciation differences                                                    (10,424)       (9,766)
  Other deferred tax liabilities                                              (27,727)      (30,997)
                                                                           ----------    ----------
Gross deferred tax liabilities                                               (403,987)     (328,117)
                                                                           ----------    ----------
Net deferred income tax liabilities                                        $ (145,687)   $ (103,675)
                                                                           ==========    ==========

The Internal Revenue Service has completed the examination of the 1999 tax year. A refund for $173 thousand has been proposed and agreed upon. In the opinion of management, recorded income tax liabilities adequately provide for all remaining open years.

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus". The Company has approximately $15.8 million of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. No related deferred tax liability has been recognized for the potential tax, which would approximate $5.5 million under current proposed rates.

In 2003 and 2002, other assets include $12.6 and $6.4 million, respectively, for a federal income tax refund owed to the Company.

9. RETIREMENT BENEFIT PLANS
PENSIONS
The Company's employees participate in JPCorp's tax-qualified and nonqualified defined benefit pension plans, which provide benefits based on years of service and final average earnings. The plans are funded through group annuity contracts with Jefferson-Pilot Life Insurance Company. The assets of the plan are those of the related contracts, and are primarily held in the separate accounts of Jefferson-Pilot Life Insurance Company. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by JPCorp. Pension expense for all years presented was not significant.

OTHER POSTRETIREMENT BENEFITS
The Company provides certain other postretirement benefits, principally health care and life insurance benefit plans for eligible retired employees, qualifying retired agents and certain surviving spouses. The Company contributes to a welfare benefit trust from which future benefits will be paid. The Company accrues the cost of providing postretirement benefits other than pensions during the employees' active service period. Plan expense for all years presented was not significant.

In December 2003, the Medicare Prescription Drug, Improvement and Modernization Act (the Act) was signed into law. The Act includes a federal subsidy to sponsors of retiree health plans that provide a prescription drug benefit that is at least actuarially equivalent to the benefit to be provided under Medicare Part D. While JPCorp is still evaluating the provisions of the Act, JPCorp expects it will have a favorable impact on our postretirement benefits liability. JPCorp does not expect the impact to be material to our results of operations or our financial position. JPCorp has elected to defer recognition of any accounting effects of the Act until authoritative guidance is issued by the FASB.

DEFINED CONTRIBUTION PLANS
Defined contribution retirement plans cover most employees and full time agents. The Company matches a portion of participant contributions and makes profit sharing contributions to a fund that acquires and holds shares of JPCorp's common stock. Most plan assets are invested under a group variable annuity contract issued by Jefferson-Pilot Life Insurance Company. Plan expense for all years presented was not significant.

10. REINSURANCE
The Company attempts to reduce its exposure to significant individual claims by reinsuring portions of certain individual life insurance policies and annuity contracts written. The Company reinsures a portion of an individual life risk in excess of its retention, which ranges from $400 thousand to $2.1 million for various individual life and annuity products. The Company also attempts to reduce exposure to losses that may result from unfavorable events or circumstances by reinsuring certain levels and types of accident and health insurance risks underwritten. The Company assumes portions of the life and accident and health risks underwritten by certain other insurers on a limited basis, but amounts related to assumed reinsurance are not significant to the Company's consolidated financial statements.

The Company reinsures certain insurance business written prior to 1995 with affiliates of Household International, Inc. on a coinsurance basis. Balances are settled monthly, and the reinsurers compensate the Company for administrative services related to the reinsured business. The amount due from reinsurers in the consolidated balance sheets includes $845 million and $889 million due from the Household affiliates at December 31, 2003 and 2002, respectively.

Assets related to the Household reinsured business have been placed in irrevocable trusts formed to hold the assets for the benefit of JPFIC and are subject to investment guidelines which identify (1) the types and quality standards of securities in which new investments are permitted, (2) prohibited new investments, (3) individual credit exposure limits and (4) portfolio characteristics. Household has unconditionally and irrevocably guaranteed, as primary obligor, full payment and performance by its affiliated reinsurers. JPFIC has the right to terminate the PPA and COLI reinsurance agreements by recapture of the related assets and liabilities if Household does not take a required action under the guarantee agreements within 90 days of a triggering event.

As of December 31, 2003 and 2002, JPFIC also had reinsurance recoverable of $76 million and $79 million, respectively, from a single reinsurer, pursuant to a 50% coinsurance agreement. JPFIC and the reinsurer are joint and equal owners in $153 million and $144 million of securities and short-term investments as of December 31, 2003 and 2002, respectively, 50% of which is included in investments in the consolidated balance sheets.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No significant credit losses have resulted from the Company's reinsurance activities during the three years ended December 31, 2003. The effects of reinsurance on total premiums and other considerations and total benefits are as follows (IN THOUSANDS):

                                                                     YEAR ENDED DECEMBER 31
                                                             ---------------------------------------
                                                                2003          2002          2001
                                                             -----------   -----------   -----------
Premiums and other considerations, before effect of
  reinsurance ceded                                          $   913,778   $   794,601   $   667,037
Less premiums and other considerations ceded                      55,693        60,434        43,265
                                                             -----------   -----------   -----------
Net premiums and other considerations                        $   858,085   $   734,167   $   623,772
                                                             ===========   ===========   ===========

Universal life and investment product charges,
  before effect of reinsurance ceded                         $   470,317   $   478,061   $   479,988
Less universal life and investment product charges ceded          55,461        70,328        67,375
                                                             -----------   -----------   -----------
Net universal life and investment product charges            $   414,856   $   407,733   $   412,613
                                                             ===========   ===========   ===========

Benefits, before reinsurance recoveries                      $ 1,421,026   $ 1,509,648   $ 1,287,272
Less reinsurance recoveries                                      164,129       305,841       177,545
                                                             -----------   -----------   -----------
Net benefits                                                 $ 1,256,897   $ 1,203,807   $ 1,109,727
                                                             ===========   ===========   ===========

11. ACCUMULATED OTHER COMPREHENSIVE INCOME
The components of other comprehensive income, along with related tax effects, are as follows (in thousands):

                                                                      UNREALIZED         DERIVATIVE
                                                                    GAINS/(LOSSES)        FINANCIAL
                                                                   ON AVAILABLE-FOR      INSTRUMENTS
                                                                    SALE SECURITIES    GAINS/(LOSSES)      TOTAL
                                                                   ----------------    --------------    ----------
BALANCE AT DECEMBER 31, 2000                                       $         (2,907)         $     --    $   (2,907)
Unrealized holding gains arising during period, net of $6,381
  tax expense                                                                11,871                --        11,871
Change in fair value of derivatives, net of $2,016 tax expense                   --             3,744         3,744
Less: reclassification adjustment
  Losses realized in net income, net of $17,478 tax benefit                 (32,492)               --       (32,492)
                                                                   ----------------    --------------    ----------
BALANCE AT DECEMBER 31, 2001                                                 41,456             3,744        45,200
Unrealized holding gains arising during period, net of $26,125
  tax expense                                                                48,518                --        48,518
Change in fair value of derivatives, net of $1,225 tax expense                   --             2,275         2,275
Less: reclassification adjustment
  Losses realized in net income, net of $35,066 tax benefit                 (65,122)               --       (65,122)
                                                                   ----------------    --------------    ----------
BALANCE AT DECEMBER 31, 2002                                                155,096             6,019       161,115
Unrealized holding losses arising during period, net of $3,821
  tax benefit                                                                (7,093)               --        (7,093)
Change in fair value of derivatives, net of $1,101 tax benefit                   --            (2,046)       (2,046)
Less: reclassification adjustment
  Losses realized in net income, net of $3,471 tax benefit                   (6,445)               --        (6,445)
                                                                   ----------------    --------------    ----------
BALANCE AT DECEMBER 31, 2003                                       $        154,448    $        3,973    $  158,421
                                                                   ================    ==============    ==========

12. TRANSACTIONS WITH AFFILIATED COMPANIES
The Company has entered into service agreements with JPCorp and other subsidiaries of JPCorp for personnel and facilities usage, general management services and investment management services. The Company expensed, prior to deferrals, $147.8 million, $157.7 million, and $153.9 million in 2003, 2002, and 2001, respectively, for general management and investment services provided by Jefferson-Pilot Life Insurance Company, of which $11.5 million and $14.7 million remained payable as of December 31, 2003 and 2002, respectively. The remainder of the payable to affiliates at year end was due to other affiliates.

Included in payable to affiliates is a $50 million surplus note issued by the Company on September 24, 1994, that is held by HARCO Capital Corp., an affiliate. The note bears interest at 9.76% and matures on September 30, 2024. The Company recognized interest expense of $4.9 million during 2003, 2002, and 2001. The Company has the right to repay the note on any March 31 or September 30 after September 30, 2004. The note calls for the Company to pay interest semiannually on March 31 and September 30. Any payment of interest or repayment of principal may be paid out only if the Company has obtained the prior written approval of the Nebraska Department of Insurance, has adequate earned surplus funds for such payment, and if such payment would not cause the Company to violate the statutory capital requirements as set forth in the Nebraska Insurance Code.

The Company owns no securities of the Parent or any affiliate of the Parent other than the following, reflected at the carrying amounts in the consolidated balance sheets as of December 31 (IN THOUSANDS):

                                                                                2003        2002
                                                                              ---------   ---------
Jefferson-Pilot Corporation (affiliate) Senior Promissory Notes due 2008
  through 2010, interest at rates ranging from 4.47% to 4.60%                 $ 133,000   $      --
Jefferson Pilot Communications Company (affiliate) Senior Promissory
  Notes due 2006 through 2010, interest ranging from 2.25% to 7.70%           $  25,861   $  31,111

The Company recognized interest income totaling $5.4 million, $1.9 million, and $2.6 million related to the preceding assets during 2003, 2002, and 2001, respectively.

The Company has an agreement with its affiliate broker/dealer, Jefferson Pilot Variable Corporation (JPVC). The agreement calls for the Company to pay JPVC for sales of the Company's variable annuity and variable universal life contracts. The amount paid is based on sales during the period and contracts in force. During 2003, 2002 and 2001, the Company recorded expense of $36.5 million, $52.6 million and $67.6 million related to this agreement, respectively.

13. DISCLOSURES ABOUT FAIR VALUES OF FINANCIAL INSTRUMENTS
The carrying values and fair values of financial instruments as of December 31 are as follows (IN THOUSANDS):

                                                        2003                        2002
                                             -------------------------   -------------------------
                                              CARRYING        FAIR        CARRYING        FAIR
                                                VALUE         VALUE         VALUE         VALUE
                                             -----------   -----------   -----------   -----------
FINANCIAL ASSETS
Debt securities available-for-sale           $ 8,714,775   $ 8,714,775   $ 8,431,153   $ 8,431,153
Debt securities held-to-maturity                 995,676     1,063,236     1,177,341     1,253,109
Equity securities available-for-sale              10,154        10,154         8,757         8,757
Policy loans                                     625,508       685,947       659,709       708,562
Mortgage loans on real estate                  1,361,144     1,466,257     1,266,723     1,417,821
Derivative financial instruments                  10,461        10,461        13,579        13,579

FINANCIAL LIABILITIES
Annuity contracts in accumulation phase        2,312,156     2,274,100     2,442,312     2,402,232
Securities sold under repurchase agreements      155,245       155,245       245,143       245,143

The fair values of cash, cash equivalents, balances due on account from agents, reinsurers and others, and accounts payable approximate their carrying amounts in the Company's consolidated balance sheets due to their short-term maturity or availability. Assets and liabilities related to separate accounts are reported at fair value in the consolidated balance sheets.

The fair values of debt and equity securities and derivative financial instruments have been determined from nationally quoted market prices and by using values supplied by independent pricing services and discounted cash flow techniques.

The fair value of the mortgage loan portfolio has been estimated by discounting expected future cash flows using the interest rate currently offered for similar loans.

The fair value of policy loans outstanding for traditional life products has been estimated using a current risk-free interest rate applied to expected future loan repayments projected based on historical repayment patterns. The fair values of policy loans on universal life-type and annuity products approximate carrying values due to the variable interest rates charged on those loans.

Annuity contracts do not generally have defined maturities. Therefore, fair values of the liabilities under annuity contracts, the carrying amounts of which are included with policyholder contract deposits in the Company's consolidated balance sheets, are estimated to equal the cash surrender values of the contracts.

The fair value of the liability for securities sold under repurchase agreements approximates its carrying amount, which includes accrued interest.

14. COMMITMENTS AND CONTINGENT LIABILITIES
The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt securities for its investment portfolio in private placement transactions. The fair value of outstanding commitments to fund mortgage loans and to acquire debt securities in private placement transactions, which are not reflected in the Company's consolidated balance sheet, approximates $42 million as of December 31, 2003.

The Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from three to five years. Neither annual rent nor future rental commitments are significant.

The Company is a defendant in a class action suit which alleges that a predecessor company, decades ago, unfairly discriminated in the sale of certain small face amount life insurance policies, and unreasonably priced these policies. Management believes that the life company's practices have complied with state insurance laws and intends to vigorously defend the claims assented.

In the normal course of business, the Company and its subsidiaries are involved in various lawsuits, including several class action suits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material adverse effect on the Company's financial position or liquidity, but could have a material adverse effect on the results of operations for a specific period.

15. SUBSEQUENT EVENTS
In March 2004, the Company acquired the U.S. group life, disability and dental business of The Canada Life Assurance Company (Canada Life), an indirect subsidiary of Great-West Lifeco Inc. The transaction resulted in a commitment of capital of approximately $200 million, including capital to support the acquired blocks.

                         REPORT OF INDEPENDENT AUDITORS

To the Contractholders of the JPF Separate Account A and
Board of Directors of Jefferson Pilot Financial Insurance Company

We have audited the accompanying statement of assets and liabilities of the JPF Separate Account A as of December 31, 2003, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the JPF Separate Account A at December 31, 2003, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.


                                                  /s/ Ernst & Young LLP

Boston, Massachusetts
March 22, 2004

                       STATEMENT OF ASSETS AND LIABILITIES

                             JPF SEPARATE ACCOUNT A
                                DECEMBER 31, 2003

                                                          JPVF            JPVF            JPVF            JPVF            JPVF
                                          JPVF            SMALL          MID-CAP        STRATEGIC        MID-CAP         CAPITAL
                                         GROWTH          COMPANY         GROWTH           GROWTH          VALUE           GROWTH
                                        DIVISION        DIVISION        DIVISION         DIVISION       DIVISION         DIVISION
                                      -------------   -------------   -------------   -------------   -------------   -------------
ASSETS
Investments at cost                   $  39,838,540   $  75,895,251   $  11,551,766   $ 117,065,309   $  18,494,170   $ 189,047,489
                                      =============   =============   =============   =============   =============   =============
Investments at market value           $  30,187,188   $  67,009,782   $  13,778,311   $  75,375,893   $  22,954,385   $ 160,796,454
Net premiums receivable (payable)            10,932          (7,584)        (20,704)         28,512          33,896          34,460
                                      -------------   -------------   -------------   -------------   -------------   -------------
      TOTAL NET ASSETS                $  30,198,120   $  67,002,198   $  13,757,607   $  75,404,405   $  22,988,281   $ 160,830,914
                                      =============   =============   =============   =============   =============   =============

NET ASSET DISTRIBUTION
  Ensemble                            $          --   $     284,355   $          --   $          --   $          --   $          --
  Ensemble II                            22,316,775      62,898,558      11,156,902      67,271,084      18,492,327     147,603,351
  Ensemble III/EXEC                       7,881,345       3,819,285       2,600,705       8,133,321       4,495,954      13,227,563
                                      -------------   -------------   -------------   -------------   -------------   -------------
      TOTAL NET ASSETS                $  30,198,120   $  67,002,198   $  13,757,607   $  75,404,405   $  22,988,281   $ 160,830,914
                                      =============   =============   =============   =============   =============   =============

UNITS OUTSTANDING
  Ensemble                                       --           8,215              --              --              --              --
  Ensemble II                             1,632,734       1,910,801       1,301,662       3,576,108       1,544,614       4,334,256
  Ensemble III/EXEC                       1,444,854         446,210         296,494       1,649,383         373,648       2,368,462

NET ASSET VALUE PER UNIT
  Ensemble                            $          --   $      34.616   $          --   $          --   $          --   $          --
  Ensemble II                         $      13.669   $      32.919   $       8.572   $      18.812   $      11.973   $      34.057
  Ensemble III/EXEC                   $       5.455   $       8.560   $       8.772   $       4.931   $      12.033   $       5.585

See notes to financial statements.

                                          JPVF                            JPVF            JPVF            JPVF            JPVF
                                        SMALL-CAP         JPVF        INTERNATIONAL      S&P 500          WORLD        HIGH YIELD
                                          VALUE           VALUE          EQUITY           INDEX       GROWTH STOCK        BOND
                                        DIVISION         DIVISION       DIVISION        DIVISION        DIVISION        DIVISION
                                      -------------   -------------   -------------   -------------   -------------   -------------
ASSETS
Investments at cost                   $  18,686,248   $  64,001,288   $  27,127,447   $ 187,564,517   $ 101,701,082   $  13,694,014
                                      =============   =============   =============   =============   =============   =============
Investments at market value           $  22,635,202   $  68,353,613   $  26,754,621   $ 170,518,926   $ 107,229,180   $  14,880,123
Net premiums receivable (payable)            32,373         (18,772)         28,729         444,267         (33,371)         22,509
                                      -------------   -------------   -------------   -------------   -------------   -------------
      TOTAL NET ASSETS                $  22,667,575   $  68,334,841   $  26,783,350   $ 170,963,193   $ 107,195,809   $  14,902,632
                                      =============   =============   =============   =============   =============   =============

NET ASSET DISTRIBUTION
  Ensemble                            $          --   $          --   $          --   $          --   $   1,692,119   $          --
  Ensemble II                            16,216,471      58,491,041      20,953,447     114,151,462     100,191,349      11,667,308
  Ensemble III/EXEC                       6,451,104       9,843,800       5,829,903      56,811,731       5,312,341       3,235,324
                                      -------------   -------------   -------------   -------------   -------------   -------------
      TOTAL NET ASSETS                $  22,667,575   $  68,334,841   $  26,783,350   $ 170,963,193   $ 107,195,809   $  14,902,632
                                      =============   =============   =============   =============   =============   =============

UNITS OUTSTANDING
  Ensemble                                       --              --              --              --          31,805              --
  Ensemble II                             1,257,270       1,881,312       2,252,904       6,551,792       1,978,863       1,005,739
  Ensemble III/EXEC                         522,248         908,578         956,747       7,355,819         533,349         285,299

NET ASSET VALUE PER UNIT
  Ensemble                            $          --   $          --   $          --   $          --   $      53.205   $          --
  Ensemble II                         $      12.899   $      31.092   $       9.301   $      17.424   $      50.633   $      11.601
  Ensemble III/EXEC                   $      12.353   $      10.835   $       6.094   $       7.724   $       9.961   $      11.341

See notes to financial statements.

                                                          JPVF          AMERICAN        AMERICAN        AMERICAN        AMERICAN
                                          JPVF            MONEY        CENTURY VP       CENTURY          FUNDS            FUNDS
                                        BALANCED         MARKET       INTERNATIONAL     VP VALUE         GROWTH       GROWTH-INCOME
                                        DIVISION        DIVISION        DIVISION        DIVISION        DIVISION        DIVISION
                                      -------------   -------------   -------------   -------------   -------------   -------------
ASSETS
Investments at cost                   $  53,163,519   $  40,155,117   $   6,779,118   $   3,286,418   $   8,181,127   $   7,415,487
                                      =============   =============   =============   =============   =============   =============
Investments at market value           $  54,093,565   $  40,076,513   $   7,752,458   $   4,000,510   $   8,933,274   $   8,080,178
Net premiums receivable (payable)          (259,111)         74,068          10,142             (32)         (7,845)         30,329
                                      -------------   -------------   -------------   -------------   -------------   -------------
      TOTAL NET ASSETS                $  53,834,454   $  40,150,581   $   7,762,600   $   4,000,478   $   8,925,429   $   8,110,507
                                      =============   =============   =============   =============   =============   =============

NET ASSET DISTRIBUTION
  Ensemble I                          $          --   $       2,344   $          --   $          --   $          --   $          --
  Ensemble II                            42,265,315      24,475,245       3,990,658       2,843,015       6,197,406       5,450,571
  Ensemble III/EXEC                      11,569,139      15,672,992       3,771,942       1,157,463       2,728,023       2,659,936
                                      -------------   -------------   -------------   -------------   -------------   -------------
      TOTAL NET ASSETS                $  53,834,454   $  40,150,581   $   7,762,600   $   4,000,478   $   8,925,429   $   8,110,507
                                      =============   =============   =============   =============   =============   =============

UNITS OUTSTANDING
  Ensemble I                                     --             115              --              --              --              --
  Ensemble II                             1,742,463       1,264,485         484,741         258,156         494,914         437,549
  Ensemble III/EXEC                       1,141,191       1,466,916         465,147         104,876         221,561         214,227

NET ASSET VALUE PER UNIT
  Ensemble I                          $          --   $      20.354   $          --   $          --   $          --   $          --
  Ensemble II                         $      24.257   $      19.357   $       8.233   $      11.013   $      12.523   $      12.458
  Ensemble III/EXEC                   $      10.138   $      10.685   $       8.109   $      11.037   $      12.313   $      12.417

See notes to financial statements.

                                       FIDELITY(R)     FIDELITY(R)     FIDELITY(R)     FIDELITY(R)     FIDELITY(R)     FIDELITY(R)
                                          VIP             VIP             VIP             VIP        VIP INVESTMENT        VIP
                                      CONTRAFUND(R)   EQUITY-INCOME      GROWTH        HIGH INCOME     GRADE BOND        MID CAP
                                        DIVISION        DIVISION        DIVISION        DIVISION        DIVISION         DIVISION
                                      -------------   -------------   -------------   -------------  --------------   -------------
ASSETS
Investments at cost                   $  71,654,546   $  35,979,768   $  57,500,700   $   1,082,741  $    2,977,802   $   1,033,999
                                      =============   =============   =============   =============  ==============   =============
Investments at market value           $  77,273,824   $  38,535,777   $  47,034,943   $     710,573  $    3,044,294   $   1,171,993
Net premiums receivable (payable)            60,250         119,813          (7,618)            (35)         18,722          11,706
                                      -------------   -------------   -------------   -------------  --------------   -------------
      TOTAL NET ASSETS                $  77,334,074   $  38,655,590   $  47,027,325   $     710,538  $    3,063,016   $   1,183,699
                                      =============   =============   =============   =============  ==============   =============

NET ASSET DISTRIBUTION
  Ensemble II                         $  66,391,013   $  25,686,846   $  35,135,375   $     710,538  $    2,182,623   $   1,004,760
  Ensemble III/EXEC                      10,943,061      12,968,744      11,891,950              --         880,393         178,939
                                      -------------   -------------   -------------   -------------  --------------   -------------
      TOTAL NET ASSETS                $  77,334,074   $  38,655,590   $  47,027,325   $     710,538  $    3,063,016   $   1,183,699
                                      =============   =============   =============   =============  ==============   =============

UNITS OUTSTANDING
  Ensemble II                             3,312,681       2,010,513       2,806,270          64,132         216,766          73,790
  Ensemble III/EXEC                       1,113,034       1,183,235       1,737,276              --          86,623          13,115

NET ASSET VALUE PER UNIT
  Ensemble II                         $      20.043   $      12.777   $      12.521   $      11.080  $       10.070   $      13.617
  Ensemble III/EXEC                   $       9.832   $      10.961   $       6.845   $          --  $       10.164   $      13.644

See notes to financial statements.

                                          FRANKLIN          GOLDMAN          MFS(R)          MFS(R)
                                         SMALL CAP           SACHS          RESEARCH        UTILITIES
                                      VALUE SECURITIES   CAPITAL GROWTH      SERIES           SERIES
                                          DIVISION          DIVISION        DIVISION        DIVISION
                                      ----------------   --------------   -------------   -------------
ASSETS
Investments at cost                   $      1,682,241   $    1,670,260   $  22,638,817   $  20,452,080
                                      ================   ==============   =============   =============
Investments at market value           $      1,871,678   $    1,708,063   $  16,783,809   $  18,724,977
Accrued investment income                           --               --              --              --
Net premiums receivable (payable)               17,189            2,168           9,315         (43,534)
                                      ----------------   --------------   -------------   -------------
      TOTAL NET ASSETS                $      1,888,867   $    1,710,231   $  16,793,124   $  18,681,443
                                      ================   ==============   =============   =============

NET ASSET DISTRIBUTION
  Ensemble I                          $             --   $           --   $          --   $          --
  Ensemble II                                1,574,694          977,611      13,092,328      12,922,515
  Ensemble III/EXEC                            314,173          732,620       3,700,796       5,758,928
                                      ----------------   --------------   -------------   -------------
      TOTAL NET ASSETS                $      1,888,867   $    1,710,231   $  16,793,124   $  18,681,443
                                      ================   ==============   =============   =============

UNITS OUTSTANDING
  Ensemble I                                        --               --              --              --
  Ensemble II                                  121,259          127,595       1,265,623       1,003,134
  Ensemble III/EXEC                             24,145           93,536         563,916         738,083

NET ASSET VALUE PER UNIT
  Ensemble I                          $             --   $           --   $          --   $          --
  Ensemble II                         $         12.987   $        7.662   $      10.345   $      12.883
  Ensemble III/EXEC                   $         13.012   $        7.833   $       6.563   $       7.803

                                           PIMCO           PROFUND VP       PROFUND VP
                                        TOTAL RETURN        FINANCIAL       HEALTHCARE
                                          DIVISION          DIVISION         DIVISION
                                      ----------------   --------------   -------------
ASSETS
Investments at cost                   $     70,695,126   $    2,422,620   $   1,538,253
                                      ================   ==============   =============
Investments at market value           $     71,673,108   $    2,800,702   $   1,679,728
Accrued investment income                      126,084               --              --
Net premiums receivable (payable)              (54,384)          (2,066)            868
                                      ----------------   --------------   -------------
      TOTAL NET ASSETS                $     71,744,808   $    2,798,636   $   1,680,596
                                      ================   ==============   =============

NET ASSET DISTRIBUTION
  Ensemble I                          $         50,583   $           --   $          --
  Ensemble II                               49,744,441        2,622,354       1,369,927
  Ensemble III/EXEC                         21,949,784          176,282         310,669
                                      ----------------   --------------   -------------
      TOTAL NET ASSETS                $     71,744,808   $    2,798,636   $   1,680,596
                                      ================   ==============   =============

UNITS OUTSTANDING
  Ensemble I                                     1,815               --              --
  Ensemble II                                4,184,096          246,417         136,826
  Ensemble III/EXEC                          1,840,448           16,067          30,944

NET ASSET VALUE PER UNIT
  Ensemble I                          $         27.868   $           --   $          --
  Ensemble II                         $         11.889   $       10.643   $      10.013
  Ensemble III/EXEC                   $         11.927   $       10.972   $      10.040

See notes to financial statements.

                                                       SCUDDER VIT    T. ROWE PRICE      TEMPLETON
                                       PROFUND VP       SMALL CAP         MID-CAP         FOREIGN
                                       TECHNOLOGY        INDEX            GROWTH         SECURITIES
                                        DIVISION        DIVISION         DIVISION         DIVISION
                                      -------------   -------------   --------------   -------------
ASSETS
Investments at cost                   $   7,630,654   $   5,956,796   $    9,969,496   $  84,694,382
                                      =============   =============   ==============   =============
Investments at market value           $   9,056,324   $   7,253,666   $   11,898,952   $  70,237,003
Net premiums receivable (payable)          (276,111)          7,589           33,951          33,673
                                      -------------   -------------   --------------   -------------
      TOTAL NET ASSETS                $   8,780,213   $   7,261,255   $   11,932,903   $  70,270,676
                                      =============   =============   ==============   =============

NET ASSET DISTRIBUTION
  Ensemble II                         $   8,202,618   $   5,111,041   $    8,638,766   $  60,831,175
  Ensemble III/EXEC                         577,595       2,150,214        3,294,137       9,439,501
                                      -------------   -------------   --------------   -------------
      TOTAL NET ASSETS                $   8,780,213   $   7,261,255   $   11,932,903   $  70,270,676
                                      =============   =============   ==============   =============

UNITS OUTSTANDING
  Ensemble II                               800,328         468,967          796,805       3,450,017
  Ensemble III/EXEC                          52,117         197,352          300,518       1,090,662

NET ASSET VALUE PER UNIT
  Ensemble II                         $      10.250   $      10.899   $       10.842   $      17.633
  Ensemble III/EXEC                   $      11.083   $      10.896   $       10.962   $       8.655

                                       VANGUARD(R)     VANGUARD(R)      VANGUARD(R)
                                       VIF MID-CAP      VIF REIT         VIF SMALL
                                         INDEX           INDEX        COMPANY GROWTH
                                        DIVISION        DIVISION         DIVISION
                                      -------------   -------------   --------------
ASSETS
Investments at cost                   $   6,833,543   $  10,887,933   $    8,589,392
                                      =============   =============   ==============
Investments at market value           $   8,228,492   $  13,129,883   $   10,289,669
Net premiums receivable (payable)           576,034           9,524           16,928
                                      -------------   -------------   --------------
      TOTAL NET ASSETS                $   8,804,526   $  13,139,407   $   10,306,597
                                      =============   =============   ==============

NET ASSET DISTRIBUTION
  Ensemble II                         $   6,163,900   $  10,305,358   $    7,798,534
  Ensemble III/EXEC                       2,640,626       2,834,049        2,508,063
                                      -------------   -------------   --------------
      TOTAL NET ASSETS                $   8,804,526   $  13,139,407   $   10,306,597
                                      =============   =============   ==============

UNITS OUTSTANDING
  Ensemble II                               583,031         824,466          725,455
  Ensemble III/EXEC                         247,765         225,771          232,899

NET ASSET VALUE PER UNIT
  Ensemble II                         $      10.573   $      12.500   $       10.750
  Ensemble III/EXEC                   $      10.658   $      12.553   $       10.769

See notes to financial statements.

                            STATEMENTS OF OPERATIONS

                             JPF SEPARATE ACCOUNT A

                                                          JPVF                                            JPVF
                                                         GROWTH                                       SMALL COMPANY
                                                        DIVISION                                         DIVISION
                                      ---------------------------------------------   ---------------------------------------------
                                                 YEAR ENDED DECEMBER 31,                         YEAR ENDED DECEMBER 31,
                                      ---------------------------------------------   ---------------------------------------------
                                          2003            2002            2001            2003            2002            2001
                                      -------------   -------------   -------------   -------------   -------------   -------------
Investment Income:
  Dividend income                     $          --   $          --   $          --   $          --   $          --   $          --

Expenses:
  Mortality and expense risk
    charge                                  212,698         239,471         304,714         488,982         541,146         639,283
                                      -------------   -------------   -------------   -------------   -------------   -------------
    Net investment loss                    (212,698)       (239,471)       (304,714)       (488,982)       (541,146)       (639,283)
                                      -------------   -------------   -------------   -------------   -------------   -------------

Realized gain (loss) on investments:
  Net realized loss on
    sale of fund shares                  (4,109,001)     (5,476,387)     (2,761,613)     (3,186,759)     (4,483,536)     (4,147,915)
  Realized gain distributions                    --              --       2,070,074              --              --              --
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Realized loss                          (4,109,001)     (5,476,387)       (691,539)     (3,186,759)     (4,483,536)     (4,147,915)
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Change in net unrealized
    gain (loss) on investments           11,031,224      (3,313,850)    (15,134,412)     21,801,873     (16,804,669)     (2,377,444)
                                      -------------   -------------   -------------   -------------   -------------   -------------
    Increase (decrease) in
      net assets from operations      $   6,709,525   $  (9,029,708)  $ (16,130,665)  $  18,126,132   $ (21,829,351)  $  (7,164,642)
                                      =============   =============   =============   =============   =============   =============

                                                          JPVF
                                                     MID-CAP GROWTH
                                                        DIVISION
                                      ----------------------------------------------
                                                                       PERIOD FROM
                                                YEAR ENDED            MAY 1, 2001(a)
                                               DECEMBER 31,              THROUGH
                                      -----------------------------    DECEMBER 31,
                                          2003            2002             2001
                                      -------------   -------------   --------------
Investment Income:
  Dividend income                     $          --   $          --   $           --

Expenses:
  Mortality and expense risk
    charge                                   69,149          38,007            5,445
                                      -------------   -------------   --------------
    Net investment loss                     (69,149)        (38,007)          (5,445)
                                      -------------   -------------   --------------

Realized gain (loss) on investments:
  Net realized loss on
    sale of fund shares                     (15,524)     (1,344,135)         (22,163)
  Realized gain distributions                    --              --               --
                                      -------------   -------------   --------------
  Realized loss                             (15,524)     (1,344,135)         (22,163)
                                      -------------   -------------   --------------
  Change in net unrealized
    gain (loss) on investments            3,160,609        (969,433)          35,369
                                      -------------   -------------   --------------
    Increase (decrease) in
      net assets from operations      $   3,075,936   $  (2,351,575)  $        7,761
                                      =============   =============   ==============

(a) Commencement of operations

See notes to financial statements.

                                                                                                         JPVF
                                                                                                     MID-CAP VALUE
                                                          JPVF                                          DIVISION
                                                    STRATEGIC GROWTH                  ---------------------------------------------
                                                        DIVISION                                                      PERIOD FROM
                                      ---------------------------------------------             YEAR ENDED           MAY 1, 2001(a)
                                                YEAR ENDED DECEMBER 31,                        DECEMBER 31,             THROUGH
                                      ---------------------------------------------   -----------------------------   DECEMBER 31,
                                          2003            2002            2001            2003            2002            2001
                                      -------------   -------------   -------------   -------------   -------------  --------------
Investment Income:
  Dividend income                     $          --   $          --   $          --   $          --   $          --   $          --

Expenses:
  Mortality and expense risk
    charge                                  578,488         679,071         917,323         132,988         123,931          19,690
                                      -------------   -------------   -------------   -------------   -------------   -------------
    Net investment loss                    (578,488)       (679,071)       (917,323)       (132,988)       (123,931)        (19,690)
                                      -------------   -------------   -------------   -------------   -------------   -------------

Realized gain (loss) on investments:
  Net realized gain (loss) on
    sale of fund shares                  (7,737,772)     (8,506,277)     (1,394,380)        (88,472)       (582,679)        (20,476)
  Realized gain distributions                    --              --      24,908,777              --              --              --
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Realized gain (loss)                   (7,737,772)     (8,506,277)     23,514,397         (88,472)       (582,679)        (20,476)
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Change in net unrealized
    gain (loss) on investments           26,349,917     (25,282,234)    (72,939,406)      6,011,690      (2,022,891)        471,416
                                      -------------   -------------   -------------   -------------   -------------   -------------
    Increase (decrease) in
      net assets from operations      $  18,033,657   $ (34,467,582)  $ (50,342,332)  $   5,790,230   $  (2,729,501)  $     431,250
                                      =============   =============   =============   =============   =============   =============

                                                          JPVF
                                                     CAPITAL GROWTH
                                                        DIVISION
                                      ---------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                                      ---------------------------------------------
                                          2003            2002            2001
                                      -------------   -------------   -------------
Investment Income:
  Dividend income                     $          --   $          --   $          --

Expenses:
  Mortality and expense risk
    charge                                1,287,384       1,500,496       2,125,662
                                      -------------   -------------   -------------
    Net investment loss                  (1,287,384)     (1,500,496)     (2,125,662)
                                      -------------   -------------   -------------

Realized gain (loss) on investments:
  Net realized gain (loss) on
    sale of fund shares                  (7,608,779)     (5,614,225)      1,846,918
  Realized gain distributions                    --              --      18,163,212
                                      -------------   -------------   -------------
  Realized gain (loss)                   (7,608,779)     (5,614,225)     20,010,130
                                      -------------   -------------   -------------
  Change in net unrealized
    gain (loss) on investments           42,890,932     (60,851,885)    (93,285,337)
                                      -------------   -------------   -------------
    Increase (decrease) in
      net assets from operations      $  33,994,769   $ (67,966,606)  $ (75,400,869)
                                      =============   =============   =============

(a) Commencement of operations

See notes to financial statements.

                                                          JPVF
                                                     SMALL-CAP VALUE
                                                        DIVISION                                         JPVF
                                      ---------------------------------------------                      VALUE
                                                                      PERIOD FROM                       DIVISION
                                                YEAR ENDED           MAY 1, 2001(a)   ---------------------------------------------
                                               DECEMBER 31,             THROUGH                  YEAR ENDED DECEMBER 31,
                                      -----------------------------    DECEMBER 31,   ---------------------------------------------
                                          2003            2002            2001            2003            2002            2001
                                      -------------   -------------  --------------   -------------   -------------   -------------
Investment Income:
  Dividend income                     $          --   $          --   $          --   $     505,541   $     650,387   $     664,053

Expenses:
  Mortality and expense risk
    charge                                  140,509         134,069          21,235         515,182         593,921         648,691
                                      -------------   -------------   -------------   -------------   -------------   -------------
    Net investment income (loss)           (140,509)       (134,069)        (21,235)         (9,641)         56,466          15,362
                                      -------------   -------------   -------------   -------------   -------------   -------------

Realized gain (loss) on investments:
  Net realized gain (loss) on
    sale of fund shares                      60,540        (762,209)        (80,553)       (805,984)       (730,878)        802,421
  Realized gain distributions                    --          65,214          67,048              --              --          45,794
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Realized gain (loss)                       60,540        (696,995)        (13,505)       (805,984)       (730,878)        848,215
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Change in net unrealized
    gain (loss) on investments            5,502,798      (1,904,165)        350,321      15,508,210     (16,310,643)       (783,682)
                                      -------------   -------------   -------------   -------------   -------------   -------------
    Increase (decrease) in
      net assets from operations      $   5,422,829   $  (2,735,229)  $     315,581   $  14,692,585   $ (16,985,055)  $      79,895
                                      =============   =============   =============   =============   =============   =============

                                                          JPVF
                                                  INTERNATIONAL EQUITY
                                                        DIVISION
                                      ---------------------------------------------
                                                 YEAR ENDED DECEMBER 31,
                                      ---------------------------------------------
                                          2003            2002             2001
                                      -------------   -------------   -------------
Investment Income:
  Dividend income                     $     268,707   $          --   $          --

Expenses:
  Mortality and expense risk
    charge                                  184,344         195,965         223,986
                                      -------------   -------------   -------------
    Net investment income (loss)             84,363        (195,965)       (223,986)
                                      -------------   -------------   -------------

Realized gain (loss) on investments:
  Net realized gain (loss) on
    sale of fund shares                  (6,865,279)     (1,501,141)     (2,316,317)
  Realized gain distributions                    --              --              --
                                      -------------   -------------   -------------
  Realized gain (loss)                   (6,865,279)     (1,501,141)     (2,316,317)
                                      -------------   -------------   -------------
  Change in net unrealized
    gain (loss) on investments           13,042,852      (4,324,804)     (4,671,230)
                                      -------------   -------------   -------------
    Increase (decrease) in
      net assets from operations      $   6,261,936   $  (6,021,910)  $  (7,211,533)
                                      =============   =============   =============

(a) Commencement of operations

See notes to financial statements.

                                                          JPVF                                            JPVF
                                                      S&P 500 INDEX                                 WORLD GROWTH STOCK
                                                        DIVISION                                         DIVISION
                                      ---------------------------------------------   ---------------------------------------------
                                                 YEAR ENDED DECEMBER 31,                         YEAR ENDED DECEMBER 31,
                                      ---------------------------------------------   ---------------------------------------------
                                          2003            2002            2001            2003            2002            2001
                                      -------------   -------------   -------------   -------------   -------------   -------------
Investment Income:
  Dividend income                     $   1,782,629   $   1,482,022   $     910,175   $   1,739,114   $   1,216,848   $   1,883,691

Expenses:
  Mortality and expense risk
    charge                                1,178,247       1,139,424       1,144,157         806,508         899,421       1,028,914
                                      -------------   -------------   -------------   -------------   -------------   -------------
    Net investment income (loss)            604,382         342,598        (233,982)        932,606         317,427         854,777
                                      -------------   -------------   -------------   -------------   -------------   -------------

Realized gain (loss) on investments:
  Net realized gain (loss) on
    sale of fund shares                  (5,385,907)     (6,775,090)     (1,883,367)     (1,985,193)     (1,549,510)        209,998
  Realized gain distributions                    --              --              --              --              --      15,554,954
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Realized gain (loss)                   (5,385,907)     (6,775,090)     (1,883,367)     (1,985,193)     (1,549,510)     15,764,952
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Change in net unrealized
    gain (loss) on investments           40,849,700     (29,833,526)    (16,600,149)     28,074,511     (18,186,376)    (25,732,165)
                                      -------------   -------------   -------------   -------------   -------------   -------------
    Increase (decrease) in
      net assets from operations      $  36,068,175   $ (36,266,018)  $ (18,717,498)  $  27,021,924   $ (19,418,459)  $  (9,112,436)
                                      =============   =============   =============   =============   =============   =============

                                                          JPVF
                                                     HIGH YIELD BOND
                                                        DIVISION
                                      ---------------------------------------------
                                                 YEAR ENDED DECEMBER 31,
                                      ---------------------------------------------
                                          2003            2002            2001
                                      -------------   -------------   -------------
Investment Income:
  Dividend income                     $     852,722   $       4,517   $   1,048,879

Expenses:
  Mortality and expense risk
    charge                                  126,589          88,269         103,284
                                      -------------   -------------   -------------
    Net investment income (loss)            726,133         (83,752)        945,595
                                      -------------   -------------   -------------

Realized gain (loss) on investments:
  Net realized gain (loss) on
    sale of fund shares                      98,578      (1,057,742)       (670,544)
  Realized gain distributions                    --              --              --
                                      -------------   -------------   -------------
  Realized gain (loss)                       98,578      (1,057,742)       (670,544)
                                      -------------   -------------   -------------
  Change in net unrealized
    gain (loss) on investments            1,597,679       1,244,677        (423,719)
                                      -------------   -------------   -------------
    Increase (decrease) in
      net assets from operations      $   2,422,390   $     103,183   $    (148,668)
                                      =============   =============   =============

See notes to financial statements.

                                                          JPVF                                             JPVF
                                                        BALANCED                                       MONEY MARKET
                                                        DIVISION                                         DIVISION
                                      ---------------------------------------------   ---------------------------------------------
                                                  YEAR ENDED DECEMBER 31,                        YEAR ENDED DECEMBER 31,
                                      ---------------------------------------------   ---------------------------------------------
                                          2003            2002            2001            2003            2002           2001
                                      -------------   -------------   -------------   -------------   -------------   -------------
Investment Income:
  Dividend income                     $   1,082,684   $   1,213,289   $   1,238,595   $     639,018   $   1,204,239   $   1,209,076

Expenses:
  Mortality and expense risk
    charge                                  407,616         405,169         421,996         386,789         397,037         302,228
                                      -------------   -------------   -------------   -------------   -------------   -------------
    Net investment income (loss)            675,068         808,120         816,599         252,229         807,202         906,848
                                      -------------   -------------   -------------   -------------   -------------   -------------

Realized gain (loss) on investments:
  Net realized gain (loss) on
    sale of fund shares                    (464,969)       (575,639)        (69,068)       (354,006)       (196,114)         58,019
  Realized gain distributions                    --              --       2,236,259             488              --              --
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Realized gain (loss)                     (464,969)       (575,639)      2,167,191        (353,518)       (196,114)         58,019
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Change in net unrealized
    gain (loss) on investments            5,845,472      (3,839,520)     (5,479,476)          5,535        (414,646)        (37,017)
                                      -------------   -------------   -------------   -------------   -------------   -------------
    Increase (decrease) in
      net assets from operations      $   6,055,571   $  (3,607,039)  $  (2,495,686)  $     (95,754)  $     196,442   $     927,850
                                      =============   =============   =============   =============   =============   =============

                                                     AMERICAN CENTURY
                                                     VP INTERNATIONAL
                                                        DIVISION
                                      -----------------------------------------------
                                                                       PERIOD FROM
                                                YEAR ENDED            MAY 10, 2001(a)
                                               DECEMBER 31,              THROUGH
                                      -----------------------------    DECEMBER 31,
                                          2003            2002             2001
                                      -------------   -------------   ---------------
Investment Income:
  Dividend income                     $      29,450   $       9,982   $            --

Expenses:
  Mortality and expense risk
    charge                                   39,001          13,974             2,074
                                      -------------   -------------   ---------------
    Net investment income (loss)             (9,551)         (3,992)           (2,074)
                                      -------------   -------------   ---------------

Realized gain (loss) on investments:
  Net realized gain (loss) on
    sale of fund shares                     201,257        (118,232)           (3,942)
  Realized gain distributions                    --              --                --
                                      -------------   -------------   ---------------
  Realized gain (loss)                      201,257        (118,232)           (3,942)
                                      -------------   -------------   ---------------
  Change in net unrealized
    gain (loss) on investments            1,223,650        (227,026)          (23,284)
                                      -------------   -------------   ---------------
    Increase (decrease) in
      net assets from operations      $   1,415,356   $    (349,250)  $       (29,300)
                                      =============   =============   ===============

(a) Commencement of operations

See notes to financial statements.

                                                               AMERICAN CENTURY           AMERICAN FUNDS   AMERICAN FUNDS
                                                                   VP VALUE                   GROWTH       GROWTH-INCOME
                                                                   DIVISION                  DIVISION         DIVISION
                                                        -------------------------------   --------------   --------------
                                                                          PERIOD FROM      PERIOD FROM      PERIOD FROM
                                                                         MAY 2, 2002(a)   MAY 1, 2003(a)   MAY 5, 2003(a)
                                                          YEAR ENDED        THROUGH          THROUGH          THROUGH
                                                         DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                             2003            2002             2003             2003
                                                        --------------   --------------   --------------   --------------
Investment Income:
  Dividend income                                       $       20,965   $           --   $        8,031   $       58,811

Expenses:
  Mortality and expense risk charge                             22,789            4,020           19,842           17,078
                                                        --------------   --------------   --------------   --------------
    Net investment income (loss)                                (1,824)          (4,020)         (11,811)          41,733
                                                        --------------   --------------   --------------   --------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of fund shares               87,496          (30,827)           1,136            2,168
  Realized gain distributions                                       --               --               --               --
                                                        --------------   --------------   --------------   --------------
  Realized gain (loss)                                          87,496          (30,827)           1,136            2,168
                                                        --------------   --------------   --------------   --------------
  Change in net unrealized gain (loss) on investments          698,147           15,945          752,147          664,691
                                                        --------------   --------------   --------------   --------------
    Increase (decrease) in net assets from operations   $      783,819   $      (18,902)  $      741,472   $      708,592
                                                        ==============   ==============   ==============   ==============

                                                                               AYCO
                                                                              GROWTH
                                                                             DIVISION
                                                        -------------------------------------------------
                                                                                           PERIOD FROM
                                                                  YEAR ENDED              MAY 14, 2001(a)
                                                                  DECEMBER 31,                THROUGH
                                                        -------------------------------     DECEMBER 31,
                                                             2003             2002              2001
                                                        --------------   --------------   ---------------
Investment Income:
  Dividend income                                       $        5,940   $        4,319   $         4,393

Expenses:
  Mortality and expense risk charge                             10,055           11,389             4,124
                                                        --------------   --------------   ---------------
    Net investment income (loss)                                (4,115)          (7,070)              269
                                                        --------------   --------------   ---------------

Realized gain (loss) on investments:

  Net realized gain (loss) on sale of fund shares              (22,332)        (212,295)          (23,658)
  Realized gain distributions                                       --               --             4,060
                                                        --------------   --------------   ---------------
  Realized gain (loss)                                         (22,332)        (212,295)          (19,598)
                                                        --------------   --------------   ---------------
  Change in net unrealized gain (loss) on investments          337,661         (289,498)          (48,163)
                                                        --------------   --------------   ---------------
    Increase (decrease) in net assets from operations   $      311,214   $     (508,863)  $       (67,492)
                                                        ==============   ==============   ===============

(a) Commencement of operations

See notes to financial statements.

                                                 FIDELITY(R)                                     FIDELITY(R)
                                              VIP CONTRAFUND(R)                              VIP EQUITY-INCOME
                                                  DIVISION                                        DIVISION
                                ---------------------------------------------   ---------------------------------------------
                                            YEAR ENDED DECEMBER 31,                        YEAR ENDED DECEMBER 31,
                                ---------------------------------------------   ---------------------------------------------
                                    2003            2002            2001             2003           2002            2001
                                -------------   -------------   -------------   -------------   -------------   -------------
Investment Income:
  Dividend income               $     317,856   $     572,876   $     528,505   $     528,203   $     478,563   $     337,571

Expenses:
  Mortality and expense
    risk charge                       583,194         609,989         601,120         249,217         253,815         223,521
                                -------------   -------------   -------------   -------------   -------------   -------------
    Net investment
     income (loss)                   (265,338)        (37,113)        (72,615)        278,986         224,748         114,050
                                -------------   -------------   -------------   -------------   -------------   -------------

Realized gain (loss) on
  investments:
  Net realized loss on
    sale of fund shares              (898,202)     (2,575,186)       (306,936)     (1,294,866)     (1,753,772)     (1,087,877)
  Realized gain
    distributions                          --              --       1,865,312              --         651,377         948,415
                                -------------   -------------   -------------   -------------   -------------   -------------
  Realized gain (loss)               (898,202)     (2,575,186)      1,558,376      (1,294,866)     (1,102,395)       (139,462)
                                -------------   -------------   -------------   -------------   -------------   -------------
  Change in net unrealized
    gain (loss) on
    investments                    17,949,017      (5,180,066)    (11,152,353)      9,299,250      (5,321,324)     (2,185,999)
                                -------------   -------------   -------------   -------------   -------------   -------------
    Increase (decrease) in
      net assets from
      operations                $  16,785,477   $  (7,792,365)  $  (9,666,592)  $   8,283,370   $  (6,198,971)  $  (2,211,411)
                                =============   =============   =============   =============   =============   =============

                                                 FIDELITY(R)
                                                 VIP GROWTH
                                                  DIVISION
                                ---------------------------------------------
                                           YEAR ENDED DECEMBER 31,
                                ---------------------------------------------
                                    2003            2002            2001
                                -------------   -------------   -------------
Investment Income:
  Dividend income               $     103,386   $      96,907   $      33,827

Expenses:
  Mortality and expense
    risk charge                       328,480         330,035         370,544
                                -------------   -------------   -------------
    Net investment
     income (loss)                   (225,094)       (233,128)       (336,717)
                                -------------   -------------   -------------

Realized gain (loss) on
  investments:
  Net realized loss on
    sale of fund shares            (1,778,833)     (4,311,027)     (2,128,756)
  Realized gain
    distributions                          --              --       3,179,782
                                -------------   -------------   -------------
  Realized gain (loss)             (1,778,833)     (4,311,027)      1,051,026
                                -------------   -------------   -------------
  Change in net unrealized
    gain (loss) on
    investments                    13,163,985     (10,294,213)     (9,701,970)
                                -------------   -------------   -------------
    Increase (decrease) in
      net assets from
      operations                $  11,160,058   $ (14,838,368)  $  (8,987,661)
                                =============   =============   =============

See notes to financial statements.

                                                                                                           FIDELITY(R) VIP
                                                                                                              INVESTMENT
                                                                                                              GRADE BOND
                                                                          FIDELITY(R)                          DIVISION
                                                                        VIP HIGH INCOME                    ---------------
                                                                           DIVISION                          PERIOD FROM
                                                        ------------------------------------------------    MAY 5, 2003(a)
                                                                    YEAR ENDED DECEMBER 31,                    THROUGH
                                                        ------------------------------------------------     DECEMBER 31,
                                                            2003              2002            2001               2003
                                                        --------------   --------------   --------------   ---------------
Investment Income:
  Dividend income                                       $       57,371   $       87,078   $      128,942   $            --

Expenses:
  Mortality and expense risk charge                              6,516            6,762            8,707             8,201
                                                        --------------   --------------   --------------   ---------------
    Net investment income (loss)                                50,855           80,316          120,235            (8,201)
                                                        --------------   --------------   --------------   ---------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of fund shares             (124,374)        (142,402)         (81,067)           (3,484)
                                                        --------------   --------------   --------------   ---------------
  Realized gain (loss)                                        (124,374)        (142,402)         (81,067)           (3,484)
                                                        --------------   --------------   --------------   ---------------
  Change in net unrealized gain (loss) on investments          241,242           77,909         (165,591)           66,492
                                                        --------------   --------------   --------------   ---------------
    Increase (decrease) in net assets from
      operations                                        $      167,723   $       15,823   $     (126,423)  $        54,807
                                                        ==============   ==============   ==============   ===============

                                                          FIDELITY(R)       FRANKLIN         GOLDMAN
                                                             VIP         SMALL CAP VALUE       SACHS
                                                           MID CAP         SECURITIES     CAPITAL GROWTH
                                                           DIVISION         DIVISION         DIVISION
                                                        --------------   ---------------  ---------------
                                                         PERIOD FROM      PERIOD FROM      PERIOD FROM
                                                        MAY 7, 2003(a)   MAY 8, 2003(a)   DEC 19, 2003(a)
                                                           THROUGH          THROUGH          THROUGH
                                                         DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                            2003              2003             2003
                                                        --------------   ---------------  ---------------
Investment Income:
  Dividend income                                       $           --   $          162   $           --

Expenses:
  Mortality and expense risk charge                              2,826            3,655              533
                                                        --------------   --------------   --------------
    Net investment income (loss)                                (2,826)          (3,493)            (533)
                                                        --------------   --------------   --------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of fund shares               12,276           15,893               50
                                                        --------------   --------------   --------------
  Realized gain (loss)                                          12,276           15,893               50
                                                        --------------   --------------   --------------
  Change in net unrealized gain (loss) on investments          137,994          189,437           37,803
                                                        --------------   --------------   --------------
    Increase (decrease) in net assets from
      operations                                        $      147,444   $      201,837   $       37,320
                                                        ==============   ==============   ==============

(a) Commencement of operations

See notes to financial statements.

                                                          MFS(R)                                          MFS(R)
                                                      RESEARCH SERIES                                UTILITIES SERIES
                                                         DIVISION                                        DIVISION
                                      ---------------------------------------------   ---------------------------------------------
                                                  YEAR ENDED DECEMBER 31,                         YEAR ENDED DECEMBER 31,
                                      ---------------------------------------------   ---------------------------------------------
                                          2003            2002            2001            2003            2002            2001
                                      -------------   -------------   -------------   -------------   -------------   -------------
Investment Income:
  Dividend income                     $     100,402   $      42,645   $       2,688   $     363,761   $     394,317   $     682,092

Expenses:
  Mortality and expense risk
    charge                                  124,521         132,532         177,273         133,017         124,852         182,257
                                      -------------   -------------   -------------   -------------   -------------   -------------
    Net investment income (loss)            (24,119)        (89,887)       (174,585)        230,744         269,465         499,835
                                      -------------   -------------   -------------   -------------   -------------   -------------

Realized gain (loss) on investments:
  Net realized gain (loss) on
    sale of fund shares                  (1,360,662)     (1,650,372)     (2,061,351)     (2,225,450)     (2,105,349)       (837,941)
  Realized gain distributions                    --              --       2,582,798              --              --       1,788,772
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Realized gain (loss)                   (1,360,662)     (1,650,372)        521,447      (2,225,450)     (2,105,349)        950,831
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Change in net unrealized
    gain (loss) on investments            4,622,100      (2,965,939)     (6,103,869)      6,800,280      (2,606,156)     (7,616,458)
                                      -------------   -------------   -------------   -------------   -------------   -------------
    Increase (decrease) in
      net assets from operations      $   3,237,319   $  (4,706,198)  $  (5,757,007)  $   4,805,574   $  (4,442,040)  $  (6,165,792)
                                      =============   =============   =============   =============   =============   =============

                                                         PIMCO
                                                      TOTAL RETURN
                                                        DIVISION
                                      ----------------------------------------------
                                                                       PERIOD FROM
                                                YEAR ENDED            MAY 1, 2001(a)
                                               DECEMBER 31,              THROUGH
                                      -----------------------------    DECEMBER 31,
                                          2003            2002             2001
                                      -------------   -------------   --------------
Investment Income:
  Dividend income                     $   1,995,937   $   1,729,912   $      186,414

Expenses:
  Mortality and expense risk
    charge                                  573,394         362,091           38,528
                                      -------------   -------------   --------------
    Net investment income (loss)          1,422,543       1,367,821          147,886
                                      -------------   -------------   --------------

Realized gain (loss) on investments:
  Net realized gain (loss) on
    sale of fund shares                     939,635         174,659           53,809
  Realized gain distributions               547,002         786,137          198,234
                                      -------------   -------------   --------------
  Realized gain (loss)                    1,486,637         960,796          252,043
                                      -------------   -------------   --------------
  Change in net unrealized
    gain (loss) on investments              (51,432)      1,227,499         (198,085)
                                      -------------   -------------   --------------
    Increase (decrease) in
      net assets from operations      $   2,857,748   $   3,556,116   $      201,844
                                      =============   =============   ==============

(a) Commencement of operations

See notes to financial statements.

                                                                   PROFUND                            PROFUND
                                                                 VP FINANCIAL                      VP HEALTHCARE
                                                                   DIVISION                          DIVISION
                                                        -------------------------------   --------------------------------
                                                                          PERIOD FROM                       PERIOD FROM
                                                                         MAY 8, 2002(a)                    MAY 22, 2002(a)
                                                          YEAR ENDED        THROUGH         YEAR ENDED        THROUGH
                                                         DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                             2003             2002            2003              2002
                                                        --------------   --------------   --------------   ---------------
Investment Income:
  Dividend income                                       $        3,839   $           --   $           --   $            --

Expenses:
  Mortality and expense risk charge                             15,527            2,516           13,007             2,144
                                                        --------------   --------------   --------------   ---------------
    Net investment loss                                        (11,688)          (2,516)         (13,007)           (2,144)
                                                        --------------   --------------   --------------   ---------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of fund shares              121,029          (71,977)         107,487           108,452
                                                        --------------   --------------   --------------   ---------------
  Realized gain (loss)                                         121,029          (71,977)         107,487           108,452
                                                        --------------   --------------   --------------   ---------------
  Change in net unrealized gain (loss) on investments          401,942          (23,860)         163,422           (21,947)
                                                        --------------   --------------   --------------   ---------------
    Increase (decrease) in net assets from operations   $      511,283   $      (98,353)  $      257,902   $        84,361
                                                        ==============   ==============   ==============   ===============

                                                                    PROFUND
                                                                 VP TECHNOLOGY
                                                                   DIVISION
                                                        -------------------------------
                                                                          PERIOD FROM
                                                                         MAY 2, 2002(a)
                                                          YEAR ENDED        THROUGH
                                                         DECEMBER 31,     DECEMBER 31,
                                                             2003             2002
                                                        --------------   --------------
Investment Income:
  Dividend income                                       $           --   $           --

Expenses:
  Mortality and expense risk charge                             42,126            2,739
                                                        --------------   --------------
    Net investment loss                                        (42,126)          (2,739)
                                                        --------------   --------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of fund shares              (23,674)        (161,674)
                                                        --------------   --------------
  Realized gain (loss)                                         (23,674)        (161,674)
                                                        --------------   --------------
  Change in net unrealized gain (loss) on investments        1,655,979         (230,309)
                                                        --------------   --------------
    Increase (decrease) in net assets from operations   $    1,590,179   $     (394,722)
                                                        ==============   ==============

(a) Commencement of operations

See notes to financial statements.

                                                                    SCUDDER                       T. ROWE PRICE
                                                             VIT SMALL CAP INDEX                  MID-CAP GROWTH
                                                                   DIVISION                          DIVISION
                                                        -------------------------------   -------------------------------
                                                                          PERIOD FROM                       PERIOD FROM
                                                                         MAY 1, 2002(a)                    MAY 2, 2002(a)
                                                          YEAR ENDED        THROUGH         YEAR ENDED        THROUGH
                                                         DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                             2003            2002              2003             2002
                                                        --------------   --------------   --------------   --------------
Investment Income:
  Dividend income                                       $       19,441   $       15,873   $           --   $           --

Expenses:
  Mortality and expense risk charge                             36,818            4,002           51,251            3,899
                                                        --------------   --------------   --------------   --------------
    Net investment income (loss)                               (17,377)          11,871          (51,251)          (3,899)
                                                        --------------   --------------   --------------   --------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of fund shares              396,480           (2,594)         232,117           (2,759)
  Realized gain distributions                                       --            1,520               --               --
                                                        --------------   --------------   --------------   --------------
  Realized gain (loss)                                         396,480           (1,074)         232,117           (2,759)
                                                        --------------   --------------   --------------   --------------
  Change in net unrealized gain (loss) on investments        1,370,877          (74,007)       1,925,129            4,327
                                                        --------------   --------------   --------------   --------------
    Increase (decrease) in net assets from operations   $    1,749,980   $      (63,210)  $    2,105,995   $       (2,331)
                                                        ==============   ==============   ==============   ==============

                                                                            TEMPLETON
                                                                       FOREIGN SECURITIES
                                                                            DIVISION
                                                        ------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------
                                                             2003             2002             2001
                                                        --------------   --------------   --------------
Investment Income:
  Dividend income                                       $    1,065,961   $    1,059,261   $    2,001,040

Expenses:
  Mortality and expense risk charge                            497,894          521,364          588,470
                                                        --------------   --------------   --------------
    Net investment income (loss)                               568,067          537,897        1,412,570
                                                        --------------   --------------   --------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of fund shares           (3,985,126)      (5,139,517)      (1,697,334)
  Realized gain distributions                                       --               --       15,006,822
                                                        --------------   --------------   --------------
  Realized gain (loss)                                      (3,985,126)      (5,139,517)      13,309,488
                                                        --------------   --------------   --------------
  Change in net unrealized gain (loss) on investments       19,968,766       (7,651,900)     (26,911,075)
                                                        --------------   --------------   --------------
    Increase (decrease) in net assets from operations   $   16,551,707   $  (12,253,520)  $  (12,189,017)
                                                        ==============   ==============   ==============

(a) Commencement of operations

See notes to financial statements.

                                                                  VANGUARD(R)                       VANGUARD(R)
                                                               VIF MID-CAP INDEX                  VIF REIT INDEX
                                                                   DIVISION                          DIVISION
                                                        -------------------------------   -------------------------------
                                                                          PERIOD FROM                       PERIOD FROM
                                                                         MAY 1, 2002(a)                    MAY 2, 2002(a)
                                                          YEAR ENDED        THROUGH         YEAR ENDED        THROUGH
                                                         DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                             2003             2002            2003              2002
                                                        --------------   --------------   --------------   --------------
Investment Income:
  Dividend income                                       $       38,559   $           --   $      333,299   $           --

Expenses:
  Mortality and expense risk charge                             44,994           10,026           81,102           21,546
                                                        --------------   --------------   --------------   --------------
    Net investment income (loss)                                (6,435)         (10,026)         252,197          (21,546)
                                                        --------------   --------------   --------------   --------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of fund shares               24,923          (15,242)         207,671          (63,171)
  Realized gain distributions                                  123,387               --          258,902               --
                                                        --------------   --------------   --------------   --------------
  Realized gain (loss)                                         148,310          (15,242)         466,573          (63,171)
                                                        --------------   --------------   --------------   --------------
  Change in net unrealized gain (loss) on investments        1,574,762         (179,813)       2,293,082          (51,132)
                                                        --------------   --------------   --------------   --------------
    Increase (decrease) in net assets from operations   $    1,716,637   $     (205,081)  $    3,011,852   $     (135,849)
                                                        ==============   ==============   ==============   ==============

                                                                  VANGUARD(R)
                                                           VIF SMALL COMPANY GROWTH
                                                                   DIVISION
                                                        -------------------------------
                                                                          PERIOD FROM
                                                                         MAY 2, 2002(a)
                                                          YEAR ENDED        THROUGH
                                                         DECEMBER 31,     DECEMBER 31,
                                                             2003             2002
                                                        --------------   --------------
Investment Income:
  Dividend income                                       $          863   $           --

Expenses:
  Mortality and expense risk charge                             50,248            6,265
                                                        --------------   --------------
    Net investment income (loss)                               (49,385)          (6,265)
                                                        --------------   --------------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of fund shares              436,410          (12,850)
  Realized gain distributions                                       --               --
                                                        --------------   --------------
  Realized gain (loss)                                         436,410          (12,850)
                                                        --------------   --------------
  Change in net unrealized gain (loss) on investments        1,777,006          (76,729)
                                                        --------------   --------------
    Increase (decrease) in net assets from operations   $    2,164,031   $      (95,844)
                                                        ==============   ==============

(a) Commencement of operations

See notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                             JPF SEPARATE ACCOUNT A

                                                         JPVF                                            JPVF
                                                        GROWTH                                       SMALL COMPANY
                                                       DIVISION                                        DIVISION
                                     ---------------------------------------------   ---------------------------------------------
                                                YEAR ENDED DECEMBER 31,                        YEAR ENDED DECEMBER 31,
                                     ---------------------------------------------   ---------------------------------------------
                                         2003            2002            2001            2003            2002            2001
                                     -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment loss               $    (212,698)  $    (239,471)  $    (304,714)  $    (488,982)  $    (541,146)  $    (639,283)
   Net realized loss
      on investments                    (4,109,001)     (5,476,387)       (691,539)     (3,186,759)     (4,483,536)     (4,147,915)
   Change in net unrealized
      gain (loss)
      on investments                    11,031,224      (3,313,850)    (15,134,412)     21,801,873     (16,804,669)     (2,377,444)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Increase (decrease) in net
   assets from operations                6,709,525      (9,029,708)    (16,130,665)     18,126,132     (21,829,351)     (7,164,642)
Contractholder transactions--
   Note G:
   Transfers of net premiums             6,190,317       7,508,219      10,617,057       7,946,663       9,491,745      11,503,657
   Transfers from/to
      General Account and
      within Separate
      Account, net                      (1,759,814)     (7,346,166)        884,244      (1,916,019)     (7,398,571)     (1,240,423)
   Transfers of cost
      of insurance                      (3,124,915)     (3,888,583)     (4,217,403)     (4,842,786)     (5,291,654)     (5,187,233)
   Transfers on account
      of death                             (28,663)        (41,906)        (17,247)       (160,966)       (206,253)       (116,905)
   Transfers on account
      of other terminations               (402,493)       (375,859)       (305,865)       (468,167)       (930,435)       (638,874)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)
   in net assets derived from
   contractholder transactions             874,432      (4,144,295)      6,960,786         558,725      (4,335,168)      4,320,222
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)
   in net assets                         7,583,957   $ (13,174,003)     (9,169,879)     18,684,857     (26,164,519)     (2,844,420)
Balance at beginning of period          22,614,163      35,788,166      44,958,045      48,317,341      74,481,860      77,326,280
                                     -------------   -------------   -------------   -------------   -------------   -------------
Balance at end of period             $  30,198,120   $  22,614,163   $  35,788,166   $  67,002,198   $  48,317,341   $  74,481,860
                                     =============   =============   =============   =============   =============   =============

                                                          JPVF
                                                     MID-CAP GROWTH
                                                        DIVISION
                                     ----------------------------------------------
                                                                      PERIOD FROM
                                               YEAR ENDED            MAY 1, 2001(a)
                                              DECEMBER 31,              THROUGH
                                     -----------------------------    DECEMBER 31,
                                         2003            2002            2001
                                     -------------   -------------   --------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment loss               $     (69,149)  $     (38,007)  $      (5,445)
   Net realized loss
      on investments                       (15,524)     (1,344,135)        (22,163)
   Change in net unrealized
      gain (loss)
      on investments                     3,160,609        (969,433)         35,369
                                     -------------   -------------   -------------
Increase (decrease) in net
   assets from operations                3,075,936      (2,351,575)          7,761
Contractholder transactions--
   Note G:
   Transfers of net premiums             1,823,240       1,116,020         313,887
   Transfers from/to
      General Account and
      within Separate
      Account, net                       4,398,516       4,580,619       2,337,564
   Transfers of cost
      of insurance                        (743,029)       (524,078)        (76,945)
   Transfers on account
      of death                             (10,378)           (530)             --
   Transfers on account
      of other terminations               (126,137)        (55,648)         (7,616)
                                     -------------   -------------   -------------
Net increase (decrease)
   in net assets derived from
   contractholder transactions           5,342,212       5,116,383       2,566,890
                                     -------------   -------------   -------------
Net increase (decrease)
   in net assets                         8,418,148       2,764,808       2,574,651
Balance at beginning of period           5,339,459       2,574,651              --
                                     -------------   -------------   -------------
Balance at end of period             $  13,757,607   $   5,339,459   $   2,574,651
                                     =============   =============   =============

(a) Commencement of operations

See notes to financial statements.

                                                                                                        JPVF
                                                                                                    MID-CAP VALUE
                                                         JPVF                                          DIVISION
                                                   STRATEGIC GROWTH                  ----------------------------------------------
                                                       DIVISION                                                       PERIOD FROM
                                     ---------------------------------------------             YEAR ENDED            MAY 1, 2001(a)
                                                 YEAR ENDED DECEMBER 31,                      DECEMBER 31,              THROUGH
                                     ---------------------------------------------   -----------------------------    DECEMBER 31,
                                         2003            2002            2001            2003            2002             2001
                                     -------------   -------------   -------------   -------------   -------------   --------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment loss               $    (578,488)  $    (679,071)  $    (917,323)  $    (132,988)  $    (123,931)  $     (19,690)
   Net realized gain (loss)
      on investments                    (7,737,772)     (8,506,277)     23,514,397         (88,472)       (582,679)        (20,476)
   Change in net unrealized
      gain (loss)
      on investments                    26,349,917     (25,282,234)    (72,939,406)      6,011,690      (2,022,891)        471,416
                                     -------------   -------------   -------------   -------------   -------------   -------------
Increase (decrease) in net
   assets from operations               18,033,657     (34,467,582)    (50,342,332)      5,790,230      (2,729,501)        431,250
Contractholder transactions--
   Note G:
   Transfers of net premiums            12,209,692      16,411,052      23,671,693       4,147,052       1,811,898         809,646
   Transfers from/to
      General Account and
      within Separate
      Account, net                      (9,800,354)    (10,951,449)      3,375,107       1,113,198       6,181,297       8,443,130
   Transfers of cost
      of insurance                      (6,259,828)     (7,657,922)     (8,730,858)     (1,281,426)     (1,223,795)       (174,492)
   Transfers on account
      of death                            (100,193)       (238,264)       (169,821)        (28,569)         (7,757)         (4,619)
   Transfers on account
      of other terminations               (838,352)       (765,251)       (676,835)       (202,257)        (70,859)        (16,145)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)
   in net assets derived from
   contractholder transactions          (4,789,035)     (3,201,834)     17,469,286       3,747,998       6,690,784       9,057,520
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)
   in net assets                        13,244,622     (37,669,416)    (32,873,046)      9,538,228       3,961,283       9,488,770
Balance at beginning of period          62,159,783      99,829,199     132,702,245      13,450,053       9,488,770              --
                                     -------------   -------------   -------------   -------------   -------------   -------------
Balance at end of period             $  75,404,405   $  62,159,783   $  99,829,199   $  22,988,281   $  13,450,053   $   9,488,770
                                     =============   =============   =============   =============   =============   =============

                                                         JPVF
                                                    CAPITAL GROWTH
                                                       DIVISION
                                     ---------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                                     ---------------------------------------------
                                         2003            2002            2001
                                     -------------   -------------   -------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment loss               $  (1,287,384)  $  (1,500,496)  $  (2,125,662)
   Net realized gain (loss)
      on investments                    (7,608,779)     (5,614,225)     20,010,130
   Change in net unrealized
      gain (loss)
      on investments                    42,890,932     (60,851,885)    (93,285,337)
                                     -------------   -------------   -------------
Increase (decrease) in net
   assets from operations               33,994,769     (67,966,606)    (75,400,869)
Contractholder transactions--
   Note G:
   Transfers of net premiums            24,011,717      30,521,281      41,761,288
   Transfers from/to
      General Account and
      within Separate
      Account, net                     (22,120,999)    (21,450,880)    (14,253,789)
   Transfers of cost
      of insurance                     (13,064,313)    (15,567,611)    (17,938,787)
   Transfers on account
      of death                            (333,167)       (651,081)       (682,475)
   Transfers on account
      of other terminations             (2,389,231)     (2,003,666)     (2,285,132)
                                     -------------   -------------   -------------
Net increase (decrease)
   in net assets derived from
   contractholder transactions         (13,895,993)     (9,151,957)      6,601,105
                                     -------------   -------------   -------------
Net increase (decrease)
   in net assets                        20,098,776     (77,118,563)    (68,799,764)
Balance at beginning of period         140,732,138     217,850,701     286,650,465
                                     -------------   -------------   -------------
Balance at end of period             $ 160,830,914   $ 140,732,138   $ 217,850,701
                                     =============   =============   =============

(a) Commencement of operations

See notes to financial statements.

                                                          JPVF
                                                    SMALL-CAP VALUE
                                                        DIVISION                                         JPVF
                                     ----------------------------------------------                     VALUE
                                                                      PERIOD FROM                      DIVISION
                                               YEAR ENDED            MAY 1, 2001(a)  ---------------------------------------------
                                              DECEMBER 31,              THROUGH                  YEAR ENDED DECEMBER 31,
                                     -----------------------------    DECEMBER 31,   ---------------------------------------------
                                         2003            2002             2001           2003            2002            2001
                                     -------------   -------------   --------------  -------------   -------------   -------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment
      gain (loss)                    $    (140,509)  $    (134,069)  $     (21,235)  $      (9,641)  $      56,466   $      15,362
   Net realized gain (loss)
      on investments                        60,540        (696,995)        (13,505)       (805,984)       (730,878)        848,215
   Change in net unrealized
      gain (loss)
      on investments                     5,502,798      (1,904,165)        350,321      15,508,210     (16,310,643)       (783,682)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Increase (decrease) in net
   assets from operations                5,422,829      (2,735,229)        315,581      14,692,585     (16,985,055)         79,895
Contractholder transactions--
   Note G:
   Transfers of net premiums             5,146,485       1,944,014         798,336       9,849,479      10,686,830      11,611,155
   Transfers from/to
      General Account and
      within Separate
      Account, net                        (464,222)      4,868,317      10,564,303      (6,596,127)     (8,717,756)      9,113,440
   Transfers of cost
      of insurance                      (1,399,719)     (1,309,448)       (192,977)     (5,235,216)     (6,031,242)     (5,338,780)
   Transfers on account
      of death                             (24,892)        (16,103)             --        (208,987)       (303,598)       (222,456)
   Transfers on account
      of other terminations               (150,196)        (67,284)        (32,220)       (708,338)       (619,077)       (536,732)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)
   in net assets derived from
   contractholder transactions           3,107,456       5,419,496      11,137,442      (2,899,189)     (4,984,843)     14,626,627
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)
   in net assets                         8,530,285       2,684,267      11,453,023      11,793,396     (21,969,898)     14,706,522
Balance at beginning
   of period                            14,137,290      11,453,023              --      56,541,445      78,511,343      63,804,821
                                     -------------   -------------   -------------   -------------   -------------   -------------
Balance at end of period             $  22,667,575   $  14,137,290   $  11,453,023   $  68,334,841   $  56,541,445   $  78,511,343
                                     =============   =============   =============   =============   =============   =============

                                                        JPVF
                                                INTERNATIONAL EQUITY
                                                      DIVISION
                                     ---------------------------------------------
                                                 YEAR ENDED DECEMBER 31,
                                     ---------------------------------------------
                                         2003            2002            2001
                                     -------------   -------------   -------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment
      gain (loss)                    $      84,363   $    (195,965)  $    (223,986)
   Net realized gain (loss)
      on investments                    (6,865,279)     (1,501,141)     (2,316,317)
   Change in net unrealized
      gain (loss)
      on investments                    13,042,852      (4,324,804)     (4,671,230)
                                     -------------   -------------   -------------
Increase (decrease) in net
   assets from operations                6,261,936      (6,021,910)     (7,211,533)
Contractholder transactions--
   Note G:
   Transfers of net premiums             4,636,258       5,159,561       7,334,900
   Transfers from/to
      General Account and
      within Separate
      Account, net                      (2,253,189)     (1,302,492)      1,778,026
   Transfers of cost
      of insurance                      (2,106,584)     (2,474,599)     (2,447,096)
   Transfers on account
      of death                             (31,258)        (70,962)         (6,500)
   Transfers on account
      of other terminations               (209,905)       (337,296)       (202,013)
                                     -------------   -------------   -------------
Net increase (decrease)
   in net assets derived from
   contractholder transactions              35,322         974,212       6,457,317
                                     -------------   -------------   -------------
Net increase (decrease)
   in net assets                         6,297,258      (5,047,698)       (754,216)
Balance at beginning
   of period                            20,486,092      25,533,790      26,288,006
                                     -------------   -------------   -------------
Balance at end of period             $  26,783,350   $  20,486,092   $  25,533,790
                                     =============   =============   =============

(a) Commencement of operations

See notes to financial statements.

                                                         JPVF                                            JPVF
                                                     S&P 500 INDEX                                WORLD GROWTH STOCK
                                                       DIVISION                                        DIVISION
                                     ---------------------------------------------   ---------------------------------------------
                                                YEAR ENDED DECEMBER 31,                           YEAR ENDED DECEMBER 31,
                                     ---------------------------------------------   ---------------------------------------------
                                         2003            2002            2001            2003            2002            2001
                                     -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment
      income (loss)                  $     604,382   $     342,598   $    (233,982)  $     932,606   $     317,427   $     854,777
   Net realized gain (loss)
      on investments                    (5,385,907)     (6,775,090)     (1,883,367)     (1,985,193)     (1,549,510)     15,764,952
   Change in net unrealized
      gain (loss)
      on investments                    40,849,700     (29,833,526)    (16,600,149)     28,074,511     (18,186,376)    (25,732,165)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Increase (decrease) in net
   assets from operations               36,068,175     (36,266,018)    (18,717,498)     27,021,924     (19,418,459)     (9,112,436)
Contractholder transactions--
   Note G:
   Transfers of
      net premiums                      35,481,895      31,060,878      34,363,866      10,472,278      11,881,101      13,554,606
   Transfers from/to
      General Account and
      within Separate
      Account, net                     (13,545,799)      9,535,187      15,189,121     (10,276,918)     (5,212,706)     (9,530,866)
   Transfers of cost
      of insurance                     (14,645,317)    (16,180,576)    (12,931,064)     (7,322,525)     (8,046,214)     (7,673,705)
   Transfers on account
      of death                            (367,466)       (345,580)       (247,448)       (392,938)       (371,323)       (199,008)
   Transfers on account of
      other terminations                (2,098,851)     (1,358,975)       (809,409)       (817,083)     (1,396,239)     (1,352,555)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)
   in net assets derived from
   contractholder transactions           4,824,462      22,710,934      35,565,066      (8,337,186)     (3,145,381)     (5,201,528)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)
   in net assets                        40,892,637     (13,555,084)     16,847,568      18,684,738     (22,563,840)    (14,313,964)
Balance at beginning
   of period                           130,070,556     143,625,640     126,778,072      88,511,071     111,074,911     125,388,875
                                     -------------   -------------   -------------   -------------   -------------   -------------
Balance at end of period             $ 170,963,193   $ 130,070,556   $ 143,625,640   $ 107,195,809   $  88,511,071   $ 111,074,911
                                     =============   =============   =============   =============   =============   =============

                                                         JPVF
                                                    HIGH YIELD BOND
                                                       DIVISION
                                     ---------------------------------------------
                                                YEAR ENDED DECEMBER 31,
                                     ---------------------------------------------
                                         2003            2002            2001
                                     -------------   -------------   -------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment
      income (loss)                  $     726,133   $     (83,752)  $     945,595
   Net realized gain (loss)
      on investments                        98,578      (1,057,742)       (670,544)
   Change in net unrealized
      gain (loss)
      on investments                     1,597,679       1,244,677        (423,719)
                                     -------------   -------------   -------------
Increase (decrease) in net
   assets from operations                2,422,390         103,183        (148,668)
Contractholder transactions--
   Note G:
   Transfers of
      net premiums                       2,138,896       1,659,455       2,208,555
   Transfers from/to
      General Account and
      within Separate
      Account, net                         478,821        (167,006)      4,030,114
   Transfers of cost
      of insurance                      (1,243,740)       (970,453)       (839,764)
   Transfers on account
      of death                             (19,826)        (28,138)        (14,739)
   Transfers on account of
      other terminations                  (157,393)       (169,277)        (41,420)
                                     -------------   -------------   -------------
Net increase (decrease)
   in net assets derived from
   contractholder transactions           1,196,758         324,581       5,342,746
                                     -------------   -------------   -------------
Net increase (decrease)
   in net assets                         3,619,148         427,764       5,194,078
Balance at beginning
   of period                            11,283,484      10,855,720       5,661,642
                                     -------------   -------------   -------------
Balance at end of period             $  14,902,632   $  11,283,484   $  10,855,720
                                     =============   =============   =============


See notes to financial statements.

                                                          JPVF                                            JPVF
                                                        BALANCED                                      MONEY MARKET
                                                        DIVISION                                        DIVISION
                                     ---------------------------------------------   ---------------------------------------------
                                                YEAR ENDED DECEMBER 31,                        YEAR ENDED DECEMBER 31,
                                     ---------------------------------------------   ---------------------------------------------
                                         2003            2002            2001            2003            2002            2001
                                     -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment
      income (loss)                  $     675,068   $     808,120   $     816,599   $     252,229   $     807,202   $     906,848
   Net realized gain (loss)
      on investments                      (464,969)       (575,639)      2,167,191        (353,518)       (196,114)         58,019
   Change in net unrealized
      gain (loss)
      on investments                     5,845,472      (3,839,520)     (5,479,476)          5,535        (414,646)        (37,017)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Increase (decrease) in net
   assets from operations                6,055,571      (3,607,039)     (2,495,686)        (95,754)        196,442         927,850
Contractholder transactions--
   Note G:
   Transfers of net premiums             7,779,402       8,348,470       9,562,844      13,679,298      16,172,300      13,053,447
   Transfers from/to
      General Account and
      within Separate
      Account, net                      (1,363,012)       (863,431)        407,634     (14,311,402)     (4,673,535)     10,993,853
   Transfers of cost
      of insurance                      (4,545,445)     (4,739,370)     (4,003,679)     (5,169,648)     (5,623,359)     (3,938,558)
   Transfers on account
      of death                            (232,870)       (307,810)       (135,713)       (103,107)        (12,604)         (3,788)
   Transfers on account
      of other terminations               (818,740)       (632,593)       (456,300)       (927,833)       (798,996)       (235,155)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in net
   assets derived from
   contractholder transactions             819,335       1,805,266       5,374,786      (6,832,692)      5,063,806      19,869,799
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)
   in net assets                         6,874,906      (1,801,773)      2,879,100      (6,928,446)      5,260,248      20,797,649
Balance at beginning of period          46,959,548      48,761,321      45,882,221      47,079,027      41,818,779      21,021,130
                                     -------------   -------------   -------------   -------------   -------------   -------------
Balance at end of period             $  53,834,454   $  46,959,548   $  48,761,321   $  40,150,581   $  47,079,027   $  41,818,779
                                     =============   =============   =============   =============   =============   =============

                                                    AMERICAN CENTURY
                                                    VP INTERNATIONAL
                                                        DIVISION
                                     ----------------------------------------------
                                                                      PERIOD FROM
                                               YEAR ENDED           MAY 10, 2001(a)
                                              DECEMBER 31,              THROUGH
                                     -----------------------------    DECEMBER 31,
                                         2003             2002           2001
                                     -------------   -------------  ---------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment
      income (loss)                  $      (9,551)  $      (3,992)  $      (2,074)
   Net realized gain (loss)
      on investments                       201,257        (118,232)         (3,942)
   Change in net unrealized
      gain (loss)
      on investments                     1,223,650        (227,026)        (23,284)
                                     -------------   -------------   -------------
Increase (decrease) in net
   assets from operations                1,415,356        (349,250)        (29,300)
Contractholder transactions--
   Note G:
   Transfers of net premiums             1,628,506         564,221         190,153
   Transfers from/to
      General Account and
      within Separate
      Account, net                       2,192,694       2,338,702         763,846
   Transfers of cost
      of insurance                        (481,940)       (270,761)        (45,960)
   Transfers on account
      of death                                  --            (628)             --
   Transfers on account
      of other terminations               (137,314)        (15,307)           (418)
                                     -------------   -------------   -------------
Net increase (decrease) in net
   assets derived from
   contractholder transactions           3,201,946       2,616,227         907,621
                                     -------------   -------------   -------------
Net increase (decrease)
   in net assets                         4,617,302       2,266,977         878,321
Balance at beginning of period           3,145,298         878,321              --
                                     -------------   -------------   -------------
Balance at end of period             $   7,762,600   $   3,145,298   $     878,321
                                     =============   =============   =============

(a) Commencement of operations

See notes to financial statements.

                                                                            AMERICAN CENTURY        AMERICAN FUNDS  AMERICAN FUNDS
                                                                                VP VALUE                GROWTH       GROWTH-INCOME
                                                                                DIVISION               DIVISION        DIVISION
                                                                     -----------------------------  --------------- ---------------
                                                                                     PERIOD FROM     PERIOD FROM     PERIOD FROM
                                                                                    MAY 2, 2002(a)  MAY 1, 2003(a)  MAY 5, 2003(a)
                                                                       YEAR ENDED       THROUGH         THROUGH         THROUGH
                                                                      DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31, TO DECEMBER 31,
                                                                         2003            2002            2003             2003
                                                                     -------------  --------------  --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income (loss)                                      $      (1,824)  $      (4,020)  $     (11,811)  $      41,733
   Net realized gain (loss) on investments                                  87,496         (30,827)          1,136           2,168
   Change in net unrealized gain (loss) on investments                     698,147          15,945         752,147         664,691
                                                                     -------------   -------------   -------------   -------------
Increase (decrease) in net assets from operations                          783,819         (18,902)        741,472         708,592
Contractholder transactions--Note G:
   Transfers of net premiums                                             1,388,219        (609,274)        788,549         737,407
   Transfers from/to General Account and
      within Separate Account, net                                         332,510       2,482,781       7,635,115       6,899,843
   Transfers of cost of insurance                                         (257,124)        (76,970)       (229,854)       (194,356)
   Transfers on account of death                                                --              --              --              --
   Transfers on account of other terminations                              (10,563)        (14,018)         (9,853)        (40,979)
                                                                     -------------   -------------   -------------   -------------
Net increase (decrease) in net assets
   derived from contractholder transactions                              1,453,042       1,782,519       8,183,957       7,401,915
                                                                     -------------   -------------   -------------   -------------
Net increase (decrease) in net assets                                    2,236,861       1,763,617       8,925,429       8,110,507
Balance at beginning of period                                           1,763,617              --              --              --
                                                                     -------------   -------------   -------------   -------------
Balance at end of period                                             $   4,000,478   $   1,763,617   $   8,925,429   $   8,110,507
                                                                     =============   =============   =============   =============

                                                                                         AYCO
                                                                                        GROWTH
                                                                                       DIVISION
                                                                     ----------------------------------------------
                                                                                                        PERIOD
                                                                               YEAR ENDED           MAY 14, 2001(a)
                                                                              DECEMBER 31,              THROUGH
                                                                     -----------------------------   DECEMBER 31,
                                                                         2003            2002            2001
                                                                     -------------   -------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income (loss)                                      $      (4,115)  $      (7,070)  $         269
   Net realized gain (loss) on investments                                 (22,332)       (212,295)        (19,598)
   Change in net unrealized gain (loss) on investments                     337,661        (289,498)        (48,163)
                                                                     -------------   -------------   -------------
Increase (decrease) in net assets from operations                          311,214        (508,863)        (67,492)
Contractholder transactions--Note G:
   Transfers of net premiums                                            (1,275,561)        624,401         233,953
   Transfers from/to General Account and
      within Separate Account, net                                         (29,416)         57,534       1,249,251
   Transfers of cost of insurance                                         (194,619)       (267,288)        (78,183)
   Transfers on account of death                                            (9,582)             --              --
   Transfers on account of other terminations                              (18,691)        (28,627)          1,969
                                                                     -------------   -------------   -------------
Net increase (decrease) in net assets
   derived from contractholder transactions                             (1,527,869)        386,020       1,406,990
                                                                     -------------   -------------   -------------
Net increase (decrease) in net assets                                   (1,216,655)       (122,843)      1,339,498
Balance at beginning of period                                           1,216,655       1,339,498              --
                                                                     -------------   -------------   -------------
Balance at end of period                                             $          --   $   1,216,655   $   1,339,498
                                                                     =============   =============   =============

(a) Commencement of operations

See notes to financial statements.

                                        FIDELITY(R) VIP CONTRAFUND(R) DIVISION          FIDELITY(R) VIP EQUITY-INCOME DIVISION
                                     ---------------------------------------------   ---------------------------------------------
                                                  YEAR ENDED DECEMBER 31,                         YEAR ENDED DECEMBER 31,
                                     ---------------------------------------------   ---------------------------------------------
                                         2003            2002            2001            2003            2002            2001
                                     -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment
      income (loss)                  $    (265,338)  $     (37,113)  $     (72,615)  $     278,986   $     224,748   $     114,050
   Net realized gain (loss)
      on investments                      (898,202)     (2,575,186)      1,558,376      (1,294,866)     (1,102,395)       (139,462)
   Change in net
      unrealized gain (loss)
      on investments                    17,949,017      (5,180,066)    (11,152,353)      9,299,250      (5,321,324)     (2,185,999)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Increase (decrease) in net
   assets from operations               16,785,477      (7,792,365)     (9,666,592)      8,283,370      (6,198,971)     (2,211,411)
Contractholder
   transactions--Note G:
   Transfers of
     net premiums                       11,720,338      13,802,211      15,220,208       8,384,437       6,367,163       6,503,461
   Transfers from/to
      General Account and
      within Separate
      Account, net                      (7,643,644)     (5,261,934)     (1,089,914)     (3,871,217)      3,779,535       8,416,756
   Transfers of cost
      of insurance                      (6,186,701)     (6,927,620)     (6,101,543)     (3,100,045)     (3,508,944)     (2,814,115)
   Transfers on account
      of death                            (149,918)       (139,537)       (109,272)       (133,067)        (56,068)        (34,549)
   Transfers on account
      of other terminations             (1,144,191)       (746,473)       (465,535)       (301,521)       (252,243)       (165,648)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in
   net assets derived from
   contractholder
   transactions                         (3,404,116)        726,647       7,453,944         978,587       6,329,443      11,905,905
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)
   in net assets                        13,381,361      (7,065,718)     (2,212,648)      9,261,957         130,472       9,694,494
Balance at beginning
   of period                            63,952,713      71,018,431      73,231,079      29,393,633      29,263,161      19,568,667
                                     -------------   -------------   -------------   -------------   -------------   -------------
Balance at end of period             $  77,334,074   $  63,952,713   $  71,018,431   $  38,655,590   $  29,393,633   $  29,263,161
                                     =============   =============   =============   =============   =============   =============

                                           FIDELITY(R) VIP GROWTH DIVISION
                                     ---------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                                     ---------------------------------------------
                                         2003            2002            2001
                                     -------------   -------------   -------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment
      income (loss)                  $    (225,094)  $    (233,128)  $    (336,717)
   Net realized gain (loss)
      on investments                    (1,778,833)     (4,311,027)      1,051,026
   Change in net
      unrealized gain (loss)
      on investments                    13,163,985     (10,294,213)     (9,701,970)
                                     -------------   -------------   -------------
Increase (decrease) in net
   assets from operations               11,160,058     (14,838,368)     (8,987,661)
Contractholder
   transactions--Note G:
   Transfers of
     net premiums                        9,114,169      11,109,863      12,754,366
   Transfers from/to
      General Account and
      within Separate
      Account, net                      (2,367,826)     (1,958,916)     (5,277,961)
   Transfers of cost
      of insurance                      (4,452,660)     (5,177,226)     (5,226,111)
   Transfers on account
      of death                             (75,747)       (153,313)       (114,202)
   Transfers on account
      of other terminations               (606,217)       (495,529)       (336,915)
                                     -------------   -------------   -------------
Net increase (decrease) in
   net assets derived from
   contractholder
   transactions                          1,611,719       3,324,879       1,799,177
                                     -------------   -------------   -------------
Net increase (decrease)
   in net assets                        12,771,777     (11,513,489)     (7,188,484)
Balance at beginning
   of period                            34,255,548      45,769,037      52,957,521
                                     -------------   -------------   -------------
Balance at end of period             $  47,027,325   $  34,255,548   $  45,769,037
                                     =============   =============   =============

See notes to financial statements.

                                                                                      FIDELITY(R)
                                                                                    VIP HIGH INCOME
                                                                                       DIVISION
                                                                     ---------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                     ---------------------------------------------
                                                                         2003            2002            2001
                                                                     -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income (loss)                                      $      50,855   $      80,316   $     120,235
   Net realized gain (loss) on investments                                (124,374)       (142,402)        (81,067)
   Change in net unrealized gain (loss)
      on investments                                                       241,242          77,909        (165,591)
                                                                     -------------   -------------   -------------
Increase (decrease) in net assets from operations                          167,723          15,823        (126,423)
Contractholder transactions--Note G:
   Transfers of net premiums                                                   501            (122)            265
   Transfers from/to General Account and
      within Separate Account, net                                        (127,403)        (87,246)        (51,738)
   Transfers of cost of insurance                                          (42,232)        (42,918)        (45,606)
   Transfers on account of death                                                --            (511)            (12)
   Transfers on account of other terminations                               (2,441)         (9,849)         (3,536)
                                                                     -------------   -------------   -------------
Net increase (decrease) in net assets
   derived from contractholder transactions                               (171,575)       (140,646)       (100,627)
                                                                     -------------   -------------   -------------
Net increase (decrease) in net assets                                       (3,852)       (124,823)       (227,050)
Balance at beginning of period                                             714,390         839,213       1,066,263
                                                                     -------------   -------------   -------------
Balance at end of period                                             $     710,538   $     714,390   $     839,213
                                                                     =============   =============   =============

                                                                    FIDELITY(R) VIP                    FRANKLIN         GOLDMAN
                                                                      INVESTMENT    FIDELITY(R) VIP SMALL CAP VALUE      SACHS
                                                                      GRADE BOND        MID CAP       SECURITIES     CAPITAL GROWTH
                                                                       DIVISION         DIVISION       DIVISION         DIVISION
                                                                    --------------- --------------- --------------- ---------------
                                                                      PERIOD FROM     PERIOD FROM     PERIOD FROM     PERIOD FROM
                                                                    MAY 5, 2003(a)  MAY 7, 2003(a)  MAY 8, 2003(a)  DEC 19, 2003(a)
                                                                      THROUGH TO      THROUGH TO      THROUGH TO      THROUGH TO
                                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                         2003            2003            2003            2003
                                                                    --------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income (loss)                                      $      (8,201)  $      (2,826)  $      (3,493)  $        (533)
   Net realized gain (loss) on investments                                  (3,484)         12,276          15,893              50
   Change in net unrealized gain (loss)
      on investments                                                        66,492         137,994         189,437          37,803
                                                                     -------------   -------------   -------------   -------------
Increase (decrease) in net assets from operations                           54,807         147,444         201,837          37,320
Contractholder transactions--Note G:
   Transfers of net premiums                                               297,358          79,706         135,364       1,684,051
   Transfers from/to General Account and
      within Separate Account, net                                       2,787,210         982,889       1,578,926          (4,963)
   Transfers of cost of insurance                                          (76,905)        (26,908)        (28,493)         (5,690)
   Transfers on account of death                                               (78)             --              --              --
   Transfers on account of other terminations                                  624             568           1,233            (487)
                                                                     -------------   -------------   -------------   -------------
Net increase (decrease) in net assets
   derived from contractholder transactions                              3,008,209       1,036,255       1,687,030       1,672,911
                                                                     -------------   -------------   -------------   -------------
Net increase (decrease) in net assets                                    3,063,016       1,183,699       1,888,867       1,710,231
Balance at beginning of period                                                  --              --              --              --
                                                                     -------------   -------------   -------------   -------------
Balance at end of period                                             $   3,063,016   $   1,183,699   $   1,888,867   $   1,710,231
                                                                     =============   =============   =============   =============

(a) Commencement of operations

See notes to financial statements.

                                                        MFS(R)                                          MFS(R)
                                                    RESEARCH SERIES                                UTILITIES SERIES
                                                       DIVISION                                        DIVISION
                                     ---------------------------------------------   ---------------------------------------------
                                                  YEAR ENDED DECEMBER 31,                         YEAR ENDED DECEMBER 31,
                                     ---------------------------------------------   ---------------------------------------------
                                         2003            2002            2001            2003            2002            2001
                                     -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment
      income (loss)                  $     (24,119)  $     (89,887)  $    (174,585)  $     230,744   $     269,465   $     499,835
   Net realized gain (loss)
      on investments                    (1,360,662)     (1,650,372)        521,447      (2,225,450)     (2,105,349)        950,831
   Change in net unrealized
      gain (loss)
      on investments                     4,622,100      (2,965,939)     (6,103,869)      6,800,280      (2,606,156)     (7,616,458)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Increase (decrease) in net
   assets from operations                3,237,319      (4,706,198)     (5,757,007)      4,805,574      (4,442,040)     (6,165,792)
Contractholder transactions--
   Note G:
   Transfers of net premiums             3,094,235       3,822,557       5,750,100       3,438,134       4,426,211       5,984,627
   Transfers from/to
      General Account and
      within Separate
      Account, net                      (1,400,250)     (1,991,333)     (5,462,500)     (1,449,007)     (2,611,944)        873,856
   Transfers of cost
      of insurance                      (1,543,294)     (1,868,970)     (2,100,579)     (1,864,681)     (2,159,403)     (2,514,201)
   Transfers on account
      of death                             (16,920)        (55,434)        (67,280)        (18,098)       (118,003)        (61,140)
   Transfers on account
      of other terminations               (186,430)       (284,699)       (149,677)       (262,091)       (240,510)       (113,138)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in net
   assets derived from
   contractholder transactions             (52,659)       (377,879)     (2,029,936)       (155,743)       (703,649)      4,170,004
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)
   in net assets                         3,184,660      (5,084,077)     (7,786,943)      4,649,831      (5,145,689)     (1,995,788)
Balance at beginning of period          13,608,464      18,692,541      26,479,484      14,031,612      19,177,301      21,173,089
                                     -------------   -------------   -------------   -------------   -------------   -------------
Balance at end of period             $  16,793,124   $  13,608,464   $  18,692,541   $  18,681,443   $  14,031,612   $  19,177,301
                                     =============   =============   =============   =============   =============   =============

                                                         PIMCO
                                                     TOTAL RETURN
                                                       DIVISION
                                     ---------------------------------------------
                                                                     PERIOD FROM
                                              YEAR ENDED            MAY 1, 2001(a)
                                             DECEMBER 31,              THROUGH
                                     -----------------------------   DECEMBER 31,
                                         2003            2002            2001
                                     -------------   -------------  --------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
   Net investment
      income (loss)                  $   1,422,543   $   1,367,821   $     147,886
   Net realized gain (loss)
      on investments                     1,486,637         960,796         252,043
   Change in net unrealized
      gain (loss)
      on investments                       (51,432)      1,227,499        (198,085)
                                     -------------   -------------   -------------
Increase (decrease) in net
   assets from operations                2,857,748       3,556,116         201,844
Contractholder transactions--
   Note G:
   Transfers of net premiums             5,087,176      18,095,537       1,409,247
   Transfers from/to
      General Account and
      within Separate
      Account, net                       1,486,563      42,821,215       9,876,282
   Transfers of cost
      of insurance                      (6,647,062)     (4,601,540)       (490,460)
   Transfers on account
      of death                            (220,393)        (91,586)             --
   Transfers on account
      of other terminations               (903,431)       (674,050)        (18,398)
                                     -------------   -------------   -------------
Net increase (decrease) in net
   assets derived from
   contractholder transactions          (1,197,147)     55,549,576      10,776,671
                                     -------------   -------------   -------------
Net increase (decrease)
   in net assets                         1,660,601      59,105,692      10,978,515
Balance at beginning of period          70,084,207      10,978,515              --
                                     -------------   -------------   -------------
Balance at end of period             $  71,744,808   $  70,084,207   $  10,978,515
                                     =============   =============   =============

(a) Commencement of operations

See notes to financial statements.

                                                  PROFUND                        PROFUND                          PROFUND
                                               VP FINANCIAL                   VP HEALTHCARE                    VP TECHNOLOGY
                                                 DIVISION                       DIVISION                         DIVISION
                                     -----------------------------   ------------------------------  -----------------------------
                                                     PERIOD FROM                     PERIOD FROM                     PERIOD FROM
                                                    MAY 8, 2002(a)                  MAY 22, 2002(a)                 MAY 2, 2002(a)
                                      YEAR ENDED       THROUGH        YEAR ENDED       THROUGH        YEAR ENDED       THROUGH
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                         2003            2002            2003            2002            2003            2002
                                     -------------  --------------   -------------  ---------------  -------------  --------------
INCREASE IN NET ASSETS
Operations:
   Net investment loss               $     (11,688)  $      (2,516)  $     (13,007)  $      (2,144)  $     (42,126)  $      (2,739)
   Net realized gain (loss) on
      investments                          121,029         (71,977)        107,487         108,452         (23,674)       (161,674)
   Change in net unrealized gain
      (loss) on investments                401,942         (23,860)        163,422         (21,947)      1,655,979        (230,309)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Increase (decrease) in net assets
   from operations                         511,283         (98,353)        257,902          84,361       1,590,179        (394,722)
Contractholder transactions--
   Note G:
   Transfers of net premiums               695,725        (381,494)        286,429          89,523         435,328          81,094
   Transfers from/to General
      Account and within Separate
      Account, net                       1,011,609       1,212,217         389,135         765,758       5,120,563       2,363,287
   Transfers of cost of insurance         (114,556)        (24,243)       (143,568)        (36,494)       (347,604)        (35,416)
   Transfers on account of death                --              --              --              --         (14,660)             --
   Transfers on account of other
      terminations                            (592)        (12,960)           (911)        (11,539)         (4,618)        (13,218)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase in net assets derived
   from contractholder transactions      1,592,186         793,520         531,085         807,248       5,189,009       2,395,747
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase in net assets               2,103,469         695,167         788,987         891,609       6,779,188       2,001,025
Balance at beginning of period             695,167              --         891,609              --       2,001,025              --
                                     -------------   -------------   -------------   -------------   -------------   -------------
Balance at end of period             $   2,798,636   $     695,167   $   1,680,596   $     891,609   $   8,780,213   $   2,001,025
                                     =============   =============   =============   =============   =============   =============

(a) Commencement of operations

See notes to financial statements.

                                                                                SCUDDER                     T. ROWE PRICE
                                                                          VIT SMALL CAP INDEX               MID-CAP GROWTH
                                                                               DIVISION                       DIVISION
                                                                     -----------------------------   -----------------------------
                                                                                     PERIOD FROM                     PERIOD FROM
                                                                                    MAY 1, 2002(a)                  MAY 2, 2002(a)
                                                                      YEAR ENDED       THROUGH        YEAR ENDED       THROUGH
                                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                         2003            2002            2003            2002
                                                                     -------------  --------------   -------------  --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income (loss)                                      $     (17,377)  $      11,871   $     (51,251)  $      (3,899)
   Net realized gain (loss) on investments                                 396,480          (1,074)        232,117          (2,759)
   Change in net unrealized gain (loss) on
      investments                                                        1,370,877         (74,007)      1,925,129           4,327
                                                                     -------------   -------------   -------------   -------------
Increase (decrease) in net assets from operations                        1,749,980         (63,210)      2,105,995          (2,331)
Contractholder transactions--Note G:
   Transfers of net premiums                                             1,645,849        (744,819)      1,719,985        (154,562)
   Transfers from/to General Account
      and within Separate Account, net                                   2,570,792       2,606,807       6,380,901       2,419,996
   Transfers of cost of insurance                                         (366,762)        (52,413)       (461,899)        (49,052)
   Transfers on account of death                                            (8,451)             --             (84)             --
   Transfers on account of other terminations                              (72,203)         (4,315)        (19,539)         (6,507)
                                                                     -------------   -------------   -------------   -------------
Net increase in net assets derived from
   contractholder transactions                                           3,769,225       1,805,260       7,619,364       2,209,875
                                                                     -------------   -------------   -------------   -------------
Net increase (decrease) in net assets                                    5,519,205       1,742,050       9,725,359       2,207,544
Balance at beginning of period                                           1,742,050              --       2,207,544              --
                                                                     -------------   -------------   -------------   -------------
Balance at end of period                                             $   7,261,255   $   1,742,050   $  11,932,903   $   2,207,544
                                                                     =============   =============   =============   =============


                                                                                       TEMPLETON
                                                                                  FOREIGN SECURITIES
                                                                                       DIVISION
                                                                     ---------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                     ---------------------------------------------
                                                                         2003            2002            2001
                                                                     -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income (loss)                                      $     568,067   $     537,897   $   1,412,570
   Net realized gain (loss) on investments                              (3,985,126)     (5,139,517)     13,309,488
   Change in net unrealized gain (loss) on
      investments                                                       19,968,766      (7,651,900)    (26,911,075)
                                                                     -------------   -------------   -------------
Increase (decrease) in net assets from operations                       16,551,707     (12,253,520)    (12,189,017)
Contractholder transactions--Note G:
   Transfers of net premiums                                             9,231,843       9,748,465      11,249,197
   Transfers from/to General Account
      and within Separate Account, net                                  (3,395,369)     (2,861,826)     (3,950,284)
   Transfers of cost of insurance                                       (4,304,774)     (4,505,911)     (4,318,703)
   Transfers on account of death                                          (188,987)       (276,089)        (77,054)
   Transfers on account of other terminations                             (583,436)       (515,254)       (409,507)
                                                                     -------------   -------------   -------------
Net increase in net assets derived from
   contractholder transactions                                             759,277       1,589,385       2,493,649
                                                                     -------------   -------------   -------------
Net increase (decrease) in net assets                                   17,310,984     (10,664,135)     (9,695,368)
Balance at beginning of period                                          52,959,692      63,623,827      73,319,195
                                                                     -------------   -------------   -------------
Balance at end of period                                             $  70,270,676   $  52,959,692   $  63,623,827
                                                                     =============   =============   =============

(a) Commencement of operations

See notes to financial statements.

                                               VANGUARD(R)                   VANGUARD(R)                     VANGUARD(R)
                                            VIF MID-CAP INDEX               VIF REIT INDEX             VIF SMALL COMPANY GROWTH
                                                DIVISION                       DIVISION                        DIVISION
                                     -----------------------------   -----------------------------   -----------------------------
                                                      PERIOD FROM                     PERIOD FROM                    PERIOD FROM
                                                    MAY 1, 2002(a)                  MAY 2, 2002(a)                  MAY 2, 2002(a)
                                      YEAR ENDED        THROUGH       YEAR ENDED        THROUGH       YEAR ENDED        THROUGH
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                         2003            2002            2003            2002            2003            2002
                                     -------------  --------------   -------------  --------------   -------------  --------------
INCREASE IN NET ASSETS
Operations:
   Net investment income (loss)      $      (6,435)  $     (10,026)  $     252,197   $     (21,546)  $     (49,385)  $      (6,265)
   Net realized gain (loss) on
      investments                          148,310         (15,242)        466,573         (63,171)        436,410         (12,850)
   Change in net unrealized gain
      (loss) on investments              1,574,762        (179,813)      2,293,082         (51,132)      1,777,006         (76,729)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Increase (decrease) in net assets
   from operations                       1,716,637        (205,081)      3,011,852        (135,849)      2,164,031         (95,844)
Contractholder transactions--
   Note G:
   Transfers of net premiums             1,875,013         420,447       2,142,822         800,610       2,153,364        (634,064)
   Transfers from/to General
      Account and within Separate
      Account, net                       2,166,043       3,552,271       2,049,595       6,654,632       3,870,196       3,409,223
   Transfers of cost of insurance         (506,748)       (130,490)       (911,642)       (314,660)       (459,516)        (74,005)
   Transfers on account of death            (8,276)             --         (18,137)         (1,800)           (177)             --
   Transfers on account of other
      terminations                         (67,118)         (8,172)       (150,144)         12,128         (14,894)        (11,717)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase in net assets derived
   from contractholder transactions      3,458,914       3,834,056       3,112,494       7,150,910       5,548,973       2,689,437
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase in net assets               5,175,551       3,628,975       6,124,346       7,015,061       7,713,004       2,593,593
Balance at beginning of period           3,628,975              --       7,015,061              --       2,593,593              --
                                     -------------   -------------   -------------   -------------   -------------   -------------
Balance at end of period             $   8,804,526   $   3,628,975   $  13,139,407   $   7,015,061   $  10,306,597   $   2,593,593
                                     =============   =============   =============   =============   =============   =============

(a) Commencement of operations

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

                             JPF SEPARATE ACCOUNT A
                                DECEMBER 31, 2003


NOTE A--ORGANIZATION OF ACCOUNT

Jefferson Pilot Financial Separate Account A (the "Separate Account") is a separate account of Jefferson Pilot Financial Insurance Company ("JP Financial"). The Separate Account is organized as a unit investment trust registered under the Investment Act of 1940 as amended. It was established for the purpose of funding flexible premium variable life insurance policies issued by JP Financial. As of December 31, 2003, the Separate Account is comprised of thirty-eight investment divisions, fourteen of which invest exclusively in the corresponding portfolios of the Jefferson-Pilot Variable Fund, Inc., two of which invest in certain American Century VP Funds, two of which invest in certain American Funds, six of which invest in certain Fidelity(R) Portfolios, one of which invests in Franklin Small Cap Value Securities Fund, one of which invests in the Goldman Sachs Capital Growth Fund, two of which invest in certain MFS(R) Funds, one of which invests in the PIMCO Total Return Portfolio, three of which invest in certain ProFund VP Funds, one of which invests in the Scudder VIT Small Cap Index Fund, one of which invests in the T. Rowe Price Mid-Cap Growth Fund, one of which invests in the Templeton Foreign Securities Fund, and three of which invest in certain Vanguard(R) VIF Funds, all diversified Series Investment Companies.

Effective December 18, 2003, the Ayco Growth Fund was reorganized with and merged into the Goldman Sachs Capital Growth Fund, a series of Goldman Sachs Variable Insurance Trust.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

VALUATION OF INVESTMENTS: Investments are made in the above thirty-eight portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value.

INVESTMENT INCOME: Dividend income and distributions of realized gains are recorded on the ex-dividend date.

INVESTMENT TRANSACTIONS: Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed based upon the average cost of the investment sold.

FEDERAL INCOME TAXES: The operations of the Separate Account are included in the federal income tax return of JP Financial which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account.

EXPENSES: Currently, the Separate Account contains the net assets of four variable insurance policies, Ensemble, Ensemble II, Ensemble III and Ensemble EXEC. A mortality and expense risk charge payable to JP Financial is accrued daily which will not exceed .6%, .9%, .6%, and .6% of the average net asset value of each division of the Separate Account on an annual basis for Ensemble, Ensemble II, Ensemble III, and Ensemble EXEC respectively.

Additionally, during the year ended December 31, 2003, JPVF Portfolios paid management fees to Jefferson Pilot Investment Advisory Corporation, "JPIA", a registered investment advisor and wholly-owned subsidiary of Jefferson Pilot Corporation. The investment management agreement with JPIA provides for an annual fee based on a percentage of the average daily net asset value for each Portfolio as shown below:

JPVF                                                   FIRST $200                  NEXT $1.10                 OVER $1.30
PORTFOLIO                                                MILLION                     BILLION                    BILLION
                                                     -------------                -------------              -------------
Small Company                                            0.75%                        0.70%                      0.65%
Strategic Growth                                         0.80%                        0.75%                      0.70%
Small-Cap Value                                          1.30%                        1.30%                      1.30%
Value                                                    0.75%                        0.70%                      0.65%
International Equity                                     1.00%                        1.00%                      1.00%
World Growth Stock                                       0.75%                        0.70%                      0.65%
Balanced*                                                0.75%                        0.70%                      0.65%
Money Market                                             0.50%                        0.45%                      0.40%

JPVF                                                   FIRST $100                   NEXT $400                  OVER $500
PORTFOLIO                                                MILLION                     MILLION                    MILLION
                                                     -------------                -------------              -------------
Growth*                                                  0.75%                        0.75%                      0.75%
Mid-Cap Growth                                           0.90%                        0.90%                      0.90%
Mid-Cap Value                                            1.05%                        1.05%                      1.05%
Capital Growth*                                          0.85%                        0.80%                      0.75%
S&P 500 Index                                            0.24%                        0.24%                      0.24%
High Yield Bond                                          0.75%                        0.75%                      0.75%

----------
* Effective May 1, 2004, the management fees for Growth Portfolio will be 0.65% of average daily net assets, Capital Growth will be 0.75% of the first $100 Million and 0.70% of average daily net assets over $100 Million, and Balanced Portfolio will be 0.65% of the first $100 Million, 0.55% of the next $100 Million, and 0.50% of average daily net assets over $200 Million.

USE OF ESTIMATES: The accompanying financial statements of the Separate Account have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates that affect amounts reported in the financial statements and accompanying notes. Such estimates could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

NOTE C--PURCHASE AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2003 were as follows:

                                                                 PURCHASES          SALES
                                                               --------------   --------------
JPVF Growth Division                                           $    6,863,559   $    6,252,305
JPVF Small Company Division                                         7,851,380        7,927,300
JPVF Mid-Cap Growth Division                                       14,929,813        9,818,387
JPVF Strategic Growth Division                                      3,255,898        8,676,593
JPVF Mid-Cap Value Division                                         8,735,430        6,420,828
JPVF Capital Growth Division                                        3,887,322       19,373,200
JPVF Small-Cap Value Division                                       7,250,593        5,552,276
JPVF Value Division                                                 3,703,746        6,878,195
JPVF International Equity Division                                 17,164,154       17,166,408
JPVF S&P 500 Index Division                                        20,375,944       16,582,809
JPVF World Growth Stock Division                                    3,133,288       10,678,327
JPVF High Yield Bond Division                                      16,253,919       14,373,736
JPVF Balanced Division                                              7,347,271        5,646,691
JPVF Money Market Division                                         63,266,593       70,370,070
American Century VP International Division                         12,758,449        9,514,131
American Century VP Value Division                                  2,710,358        2,056,575
American Funds Growth Division                                      8,198,790           18,799
American Funds Growth-Income Division                               7,457,532           44,213
Ayco Growth Division                                                1,708,427        3,219,714
Fidelity(R) VIP Contrafund(R) Division                              4,764,219        8,529,732
Fidelity(R) VIP Equity-Income Division                              6,968,303        7,054,896
Fidelity(R) VIP Growth Division                                     5,368,590        3,906,907
Fidelity(R) VIP High Income Division                                   57,503          178,576
Fidelity(R) VIP Investment Grade Bond Division                      4,501,949        1,520,664
Fidelity(R) VIP Mid Cap Division                                    1,247,809          226,086
Franklin Small Cap Value Securities Division                        2,092,595          426,247
Goldman Sachs Capital Growth Division                               1,676,733            6,521
MFS(R) Research Series Division                                     2,151,100        2,309,209
MFS(R) Utilities Series Division                                    6,443,383        6,320,755
PIMCO Total Return Division                                        40,763,710       29,984,925
ProFund VP Financial Division                                       4,174,623        3,014,418
ProFund VP Healthcare Division                                      3,803,601        3,286,499
ProFund VP Technology Division                                      8,914,505        3,491,382
Scudder VIT Small Cap Index Division                                8,704,808        5,814,529
T. Rowe Price Mid-Cap Growth Division                               9,847,916        2,545,959
Templeton Foreign Securities Division                              14,496,656       13,206,135
Vanguard(R) VIF Mid-Cap Index Division                              3,609,740          581,992
Vanguard(R) VIF REIT Index Division                                 9,312,885        5,687,976
Vanguard(R) VIF Small Company Growth Division                       9,639,856        4,953,386
                                                               --------------   --------------
Total                                                          $  365,392,950   $  323,617,351
                                                               ==============   ==============

NOTE D--AFFILIATED COMPANY TRANSACTIONS

Administrative services necessary for the operation of the Separate Account are provided by Jefferson Pilot Life Insurance Company, an affiliate of JP Financial. JP Financial is the principal underwriter of the variable insurance contracts that utilize the Separate Account. Jefferson Pilot Variable Corporation, an affiliate of the Company, is the distributor.

NOTE E--DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract will be subject to federal income taxes on the income earned for any period for which the investments of the segregated asset account, on which the contract is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the segregated asset account satisfies the current requirements of the regulations, and it intends that the segregated asset account will continue to meet such requirements.

NOTE F--INVESTMENTS

Following is a summary of Fund shares owned by the respective divisions of the Separate Account and the related net asset values at December 31, 2003.

                                                                                  NET ASSET
                                                                                    VALUE
                                                                   SHARES         PER SHARE
                                                               --------------   --------------
JPVF Growth Division                                                2,420,448   $     12.47625
JPVF Small Company Division                                         4,883,304         13.72067
JPVF Mid-Cap Growth Division                                        1,566,881          8.78025
JPVF Strategic Growth Division                                      5,865,701         12.85514
JPVF Mid-Cap Value Division                                         1,874,477         12.26384
JPVF Capital Growth Division                                        8,184,055         19.65174
JPVF Small-Cap Value Division                                       1,732,562         13.08327
JPVF Value Division                                                 3,534,730         19.33241
JPVF International Equity Division                                  3,045,691          8.79385
JPVF S&P 500 Index Division                                        22,041,650          7.75637
JPVF World Growth Stock Division                                    4,854,014         22.08395
JPVF High Yield Division                                            1,817,068          8.20147
JPVF Balanced Division                                              4,287,548         12.55600
JPVF Money Market Division                                          3,737,765         10.74187
American Century VP International Division                          1,207,247          6.43000
American Century VP Value Division                                    514,200          7.78000
American Funds Growth Division                                        196,163         45.50000
American Funds Growth-Income Division                                 242,249         33.48000
Fidelity(R) VIP Contrafund(R) Division                              3,343,453         23.13000
Fidelity(R) VIP Equity-Income Division                              1,667,627         23.18000
Fidelity(R) VIP Growth Division                                     1,515,056         31.04000
Fidelity(R) VIP High Income Division                                  102,236          6.95000
Fidelity(R) VIP Investment Grade Bond Division                        226,890         13.50000
Fidelity(R) VIP Mid Cap Division                                       49,383         23.97000
Franklin Small Cap Value Securities Division                          149,082         12.67000
Goldman Sachs Capital Growth Division                                 178,335          9.59000
MFS(R) Research Series Division                                     1,257,912         13.35000
MFS(R) Utilities Series Division                                    1,171,250         15.95000
PIMCO Total Return Division                                         6,925,175         10.36000
ProFund VP Financial Division                                          91,101         30.72000
ProFund VP Healthcare Division                                         65,114         25.81000
ProFund VP Technology Division                                        564,281         15.56000
Scudder VIT Small Cap Index Division                                  593,725         12.23000
T. Rowe Price Mid-Cap Growth Division                                 601,760         19.83000
Templeton Foreign Securities Division                               4,917,637         12.37000
Templeton Foreign Securities Division                                 771,201         12.24000
Vanguard(R) VIF Mid-Cap Index Division                                645,493         13.64000
Vanguard(R) VIF REIT Index Division                                   816,619         16.09000
Vanguard(R) VIF Small Company Growth Division                         609,497         16.91000

For federal income tax purposes, the cost of shares owned at December 31, 2003 is the same as for financial reporting purposes.

NOTE G--CONTRACTHOLDER TRANSACTIONS

                                                                      YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------------------
                                               2003                             2002                             2001
                                   -----------------------------   ------------------------------    -----------------------------
                                       UNITS          AMOUNT           UNITS           AMOUNT            UNITS          AMOUNT
                                   -------------   -------------   -------------    -------------    -------------   -------------
JPVF Growth Division
   Issuance of units                   1,650,475   $  14,907,679       1,664,564    $  13,473,283        2,754,373   $  32,636,021
   Redemptions of units                1,531,463      14,033,247       1,909,303       17,617,578        1,818,783      25,675,235
                                   -------------   -------------   -------------    -------------    -------------   -------------
      Net Increase (decrease)            119,012   $     874,432        (244,739)   $  (4,144,295)         935,590   $   6,960,786
                                   =============   =============   =============    =============    =============   =============

                                                                      YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------------------
                                               2003                             2002                             2001
                                   -----------------------------   ------------------------------    -----------------------------
                                       UNITS          AMOUNT           UNITS           AMOUNT            UNITS          AMOUNT
                                   -------------   -------------   -------------    -------------    -------------   -------------
JPVF Small Company Division
   Issuance of units                   1,032,271   $  20,996,119         967,637    $  21,222,195        1,346,344   $  37,536,347
   Redemptions of units                  976,871      20,437,394       1,042,537       25,557,363        1,102,768      33,216,125
                                   -------------   -------------   -------------    -------------    -------------   -------------
      Net Increase (decrease)             55,400   $     558,725         (74,900)   $  (4,335,168)         243,576   $   4,320,222
                                   =============   =============   =============    =============    =============   =============

                                                                                                             PERIOD FROM
                                                                                                            MAY 1, 2001(a)
                                                      YEAR ENDED DECEMBER 31,                                  THROUGH
                                   --------------------------------------------------------------            DECEMBER 31,
                                               2003                             2002                             2001
                                   -----------------------------   ------------------------------    -----------------------------
                                       UNITS          AMOUNT           UNITS           AMOUNT            UNITS          AMOUNT
                                   -------------   -------------   -------------    -------------    -------------   -------------
JPVF Mid-Cap Growth Division
   Issuance of units                   2,708,477   $  18,945,161       1,703,518    $  11,872,053          364,466   $   3,083,170
   Redemptions of units                2,029,608      13,602,949       1,085,084        6,755,670           63,613         516,280
                                   -------------   -------------   -------------    -------------    -------------   -------------
      Net Increase                       678,869   $   5,342,212         618,434    $   5,116,383          300,853   $   2,566,890
                                   =============   =============   =============    =============    =============   =============

                                                                      YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------------------
                                               2003                             2002                             2001
                                   -----------------------------   ------------------------------    -----------------------------
                                       UNITS          AMOUNT           UNITS           AMOUNT            UNITS          AMOUNT
                                   -------------   -------------   -------------    -------------    -------------   -------------
JPVF Strategic Growth Division
   Issuance of units                   1,831,332   $  20,148,413       2,476,638    $  29,465,001        3,228,886   $  54,281,411
   Redemptions of units                2,089,930      24,937,448       2,462,297       32,666,835        1,911,890      36,812,125
                                   -------------   -------------   -------------    -------------    -------------   -------------
      Net Increase (decrease)           (258,598)  $  (4,789,035)         14,341    $  (3,201,834)       1,316,996   $  17,469,286
                                   =============   =============   =============    =============    =============   =============

                                                                                                             PERIOD FROM
                                                                                                            MAY 1, 2001(a)
                                                      YEAR ENDED DECEMBER 31,                                  THROUGH
                                   --------------------------------------------------------------            DECEMBER 31,
                                               2003                             2002                             2001
                                   -----------------------------   ------------------------------    -----------------------------
                                       UNITS          AMOUNT           UNITS           AMOUNT            UNITS          AMOUNT
                                   -------------   -------------   -------------    -------------    -------------   -------------
JPVF Mid-Cap Value Division
   Issuance of units                   1,399,646   $  13,967,652       2,788,853    $  26,596,084        1,088,958   $  10,187,456
   Redemptions of units                1,074,489      10,219,654       2,157,870       19,905,300          126,836       1,129,936
                                   -------------   -------------   -------------    -------------    -------------   -------------
      Net Increase                       325,157   $   3,747,998         630,983    $   6,690,784          962,122   $   9,057,520
                                   =============   =============   =============    =============    =============   =============

----------
(a) Commencement of operations

                                                                      YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------------------
                                               2003                             2002                             2001
                                   -----------------------------   ------------------------------    -----------------------------
                                       UNITS          AMOUNT           UNITS           AMOUNT            UNITS          AMOUNT
                                   -------------   -------------   -------------    -------------    -------------   -------------
JPVF Capital Growth Division
   Issuance of units                   2,179,046   $  37,151,984       3,014,599    $  51,909,019        3,584,413   $  82,857,241
   Redemptions of units                2,724,030      51,047,977       2,826,037       61,060,976        2,398,481      76,256,136
                                   -------------   -------------   -------------    -------------    -------------   -------------
      Net Increase (decrease)           (544,984)  $ (13,895,993)        188,562    $  (9,151,957)       1,185,932   $   6,601,105
                                   =============   =============   =============    =============    =============   =============

                                                                                                             PERIOD FROM
                                                                                                            MAY 1, 2001(a)
                                                      YEAR ENDED DECEMBER 31,                                  THROUGH
                                   --------------------------------------------------------------            DECEMBER 31,
                                               2003                             2002                             2001
                                   -----------------------------   ------------------------------    -----------------------------
                                       UNITS          AMOUNT           UNITS           AMOUNT            UNITS          AMOUNT
                                   -------------   -------------   -------------    -------------    -------------   -------------
JPVF Small-Cap Value Division
   Issuance of units                   1,201,197   $  12,797,013       2,567,137    $  27,299,709        1,384,982   $  14,707,570
   Redemptions of units                  911,352       9,689,557       2,115,465       21,880,213          346,981       3,570,128
                                   -------------   -------------   -------------    -------------    -------------   -------------
      Net Increase                       289,845   $   3,107,456         451,672    $   5,419,496        1,038,001   $  11,137,442
                                   =============   =============   =============    =============    =============   =============

                                                                      YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------------------
                                               2003                             2002                             2001
                                   -----------------------------   ------------------------------    -----------------------------
                                       UNITS          AMOUNT           UNITS           AMOUNT            UNITS          AMOUNT
                                   -------------   -------------   -------------    -------------    -------------   -------------
JPVF Value Division
   Issuance of units                     936,773   $  17,161,446       1,281,981    $  24,991,804        1,887,788   $  49,323,970
   Redemptions of units                  933,198      20,060,635       1,259,328       29,976,647        1,199,002      34,697,343
                                   -------------   -------------   -------------    -------------    -------------   -------------
      Net Increase (decrease)              3,575   $  (2,899,189)         22,653    $  (4,984,843)         688,786   $  14,626,627
                                   =============   =============   =============    =============    =============   =============

                                                                      YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------------------
                                               2003                             2002                             2001
                                   -----------------------------   ------------------------------    -----------------------------
                                       UNITS          AMOUNT           UNITS           AMOUNT            UNITS          AMOUNT
                                   -------------   -------------   -------------    -------------    -------------   -------------
JPVF International Equity Division
   Issuance of units                   4,862,417   $  25,704,149       1,502,194    $  10,764,619        2,519,647   $  24,609,797
   Redemptions of units                4,774,575      25,668,827       1,281,262        9,790,407        1,814,322      18,152,480
                                   -------------   -------------   -------------    -------------    -------------   -------------
      Net Increase                        87,842   $      35,322         220,932    $     974,212          705,325   $   6,457,317
                                   =============   =============   =============    =============    =============   =============

                                                                      YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------------------
                                               2003                             2002                             2001
                                   -----------------------------   ------------------------------    -----------------------------
                                       UNITS          AMOUNT           UNITS           AMOUNT            UNITS          AMOUNT
                                   -------------   -------------   -------------    -------------    -------------   -------------
JPVF S&P 500 Index Division
   Issuance of units                   6,181,740   $  58,662,844       8,795,644    $  88,150,404        6,028,488   $  80,334,550
   Redemptions of units                4,926,140      53,838,382       5,767,919       65,439,470        2,865,813      44,769,484
                                   -------------   -------------   -------------    -------------    -------------   -------------
      Net Increase                     1,255,600   $   4,824,462       3,027,725    $  22,710,934        3,162,675   $  35,565,066
                                   =============   =============   =============    =============    =============   =============

----------
(a) Commencement of operations

                                                                      YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------------------
                                               2003                             2002                             2001
                                   -----------------------------   ------------------------------    -----------------------------
                                       UNITS          AMOUNT           UNITS           AMOUNT            UNITS          AMOUNT
                                   -------------   -------------   -------------    -------------    -------------   -------------
JPVF World Growth Stock Division
   Issuance of units                     617,468   $  16,825,936         844,297    $  25,273,256          813,225   $  25,115,962
   Redemptions of units                  775,134      25,163,122         802,843       28,418,637          750,864      30,317,490
                                   -------------   -------------   -------------    -------------    -------------   -------------
      Net Increase (decrease)           (157,666)  $  (8,337,186)         41,454    $  (3,145,381)          62,361   $  (5,201,528)
                                   =============   =============   =============    =============    =============   =============

                                                                      YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------------------
                                               2003                             2002                             2001
                                   -----------------------------   ------------------------------    -----------------------------
                                       UNITS          AMOUNT           UNITS           AMOUNT            UNITS          AMOUNT
                                   -------------   -------------   -------------    -------------    -------------   -------------
JPVF High Yield Bond Division
   Issuance of units                   2,042,484   $  21,604,527       1,400,689    $  13,426,425        1,854,487   $  18,321,276
   Redemptions of units                1,907,958      20,407,769       1,368,820       13,101,844        1,329,849      12,978,530
                                   -------------   -------------   -------------    -------------    -------------   -------------
      Net Increase                       134,526   $   1,196,758          31,869    $     324,581          524,638   $   5,342,746
                                   =============   =============   =============    =============    =============   =============

                                                                      YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------------------
                                               2003                             2002                             2001
                                   -----------------------------   ------------------------------    -----------------------------
                                       UNITS          AMOUNT           UNITS           AMOUNT            UNITS          AMOUNT
                                   -------------   -------------   -------------    -------------    -------------   -------------
JPVF Balanced Division
   Issuance of units                   1,070,176   $  17,267,028       1,340,262    $  21,645,216        1,536,072   $  25,892,985
   Redemptions of units                  966,278      16,447,693       1,110,965       19,839,950        1,026,723      20,518,199
                                   -------------   -------------   -------------    -------------    -------------   -------------
      Net Increase                       103,898   $     819,335         229,297    $   1,805,266          509,349   $   5,374,786
                                   =============   =============   =============    =============    =============   =============

                                                                      YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------------------
                                               2003                             2002                             2001
                                   -----------------------------   ------------------------------    -----------------------------
                                       UNITS          AMOUNT           UNITS           AMOUNT            UNITS          AMOUNT
                                   -------------   -------------   -------------    -------------    -------------   -------------
JPVF Money Market Division
   Issuance of units                   7,256,754   $  99,703,599       5,501,340    $  89,560,374        6,867,207   $ 112,742,665
   Redemptions of units                7,676,475     106,536,291       4,996,724       84,496,568        5,432,160      92,872,866
                                   -------------   -------------   -------------    -------------    -------------   -------------
      Net Increase (decrease)           (419,721)  $  (6,832,692)        504,616    $   5,063,806        1,435,047   $  19,869,799
                                   =============   =============   =============    =============    =============   =============

                                                                                                             PERIOD FROM
                                                                                                            MAY 10, 2001(a)
                                                      YEAR ENDED DECEMBER 31,                                  THROUGH
                                   --------------------------------------------------------------            DECEMBER 31,
                                               2003                             2002                             2001
                                   -----------------------------   ------------------------------    -----------------------------
                                       UNITS          AMOUNT           UNITS           AMOUNT            UNITS          AMOUNT
                                   -------------   -------------   -------------    -------------    -------------   -------------
American Century VP International
   Division
   Issuance of units                   2,256,014   $  15,411,721         678,949    $   4,869,253          120,547   $   1,037,500
   Redemptions of units                1,781,506      12,209,775         308,499        2,253,026           15,617         129,879
                                   -------------   -------------   -------------    -------------    -------------   -------------
      Net Increase                       474,508   $   3,201,946         370,450    $   2,616,227          104,930   $     907,621
                                   =============   =============   =============    =============    =============   =============

----------
(a) Commencement of operations

                                                                                 PERIOD FROM
                                                                                MAY 2, 2002(a)
                                                                                   THROUGH
                                                                                 DECEMBER 31,
                                                       2003                          2002
                                           ---------------------------   ---------------------------
                                               UNITS         AMOUNT          UNITS         AMOUNT
                                           ------------   ------------   ------------   ------------
American Century VP Value Division
   Issuance of units                            400,562   $  3,706,579        596,105   $  5,152,903
   Redemptions of units                         242,020      2,253,537        391,615      3,370,384
                                           ------------   ------------   ------------   ------------
      Net Increase                              158,542   $  1,453,042        204,490   $  1,782,519
                                           ============   ============   ============   ============

                                                   PERIOD FROM
                                                  MAY 1, 2003(a)
                                                     THROUGH
                                                   DECEMBER 31,
                                                      2003
                                           ---------------------------
                                               UNITS         AMOUNT
                                           ------------   ------------
American Funds Growth Division
   Issuance of units                            792,048   $  9,057,985
   Redemptions of units                          75,573        874,028
                                           ------------   ------------
      Net Increase                              716,475   $  8,183,957
                                           ============   ============

                                                   PERIOD FROM
                                                  MAY 5, 2003(a)
                                                     THROUGH
                                                   DECEMBER 31,
                                                      2003
                                           ---------------------------
                                               UNITS         AMOUNT
                                           ------------   ------------
American Funds Growth-Income Division
   Issuance of units                            704,346   $  8,007,971
   Redemptions of units                          52,570        606,056
                                           ------------   ------------
      Net Increase                              651,776   $  7,401,915
                                           ============   ============

                                                                                                             PERIOD FROM
                                                                                                            MAY 14, 2001(a)
                                                      YEAR ENDED DECEMBER 31,                                  THROUGH
                                   --------------------------------------------------------------            DECEMBER 31,
                                               2003                             2002                             2001
                                   -----------------------------   ------------------------------    -----------------------------
                                       UNITS          AMOUNT           UNITS           AMOUNT            UNITS          AMOUNT
                                   -------------   -------------   -------------    -------------    -------------   -------------
Ayco Growth Division
   Issuance of units                     334,590   $   2,212,920         284,587    $   1,997,703          237,474   $   2,077,105
   Redemptions of units                  537,772       3,740,789         238,690        1,611,683           80,189         670,115
                                   -------------   -------------   -------------    -------------    -------------   -------------
      Net Increase (decrease)           (203,182)  $  (1,527,869)         45,897    $     386,020          157,285   $   1,406,990
                                   =============   =============   =============    =============    =============   =============

                                                                      YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------------------
                                               2003                             2002                             2001
                                   -----------------------------   ------------------------------    -----------------------------
                                       UNITS          AMOUNT           UNITS           AMOUNT            UNITS          AMOUNT
                                   -------------   -------------   -------------    -------------    -------------   -------------
Fidelity(R) VIP Contrafund(R)
   Division
   Issuance of units                   1,542,880   $  21,457,689       2,409,501    $  34,623,182        1,993,140   $  29,331,808
   Redemptions of units                1,677,757      24,861,805       2,254,529       33,896,535        1,346,296      21,877,864
                                   -------------   -------------   -------------    -------------    -------------   -------------
      Net Increase (decrease)           (134,877)  $  (3,404,116)        154,972    $     726,647          646,844   $   7,453,944
                                   =============   =============   =============    =============    =============   =============

----------
(a) Commencement of operations

                                                                      YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------------------
                                               2003                             2002                             2001
                                   -----------------------------   ------------------------------    -----------------------------
                                       UNITS          AMOUNT           UNITS           AMOUNT            UNITS          AMOUNT
                                   -------------   -------------   -------------    -------------    -------------   -------------
Fidelity(R) VIP Equity-Income
   Division
   Issuance of units                   1,487,860   $  15,207,987       2,580,592    $  26,537,345        3,008,069   $  36,094,869
   Redemptions of units                1,402,739      14,229,400       1,984,708       20,207,902        2,047,102      24,188,964
                                   -------------   -------------   -------------    -------------    -------------   -------------
      Net Increase                        85,121   $     978,587         595,884    $   6,329,443          960,967   $  11,905,905
                                   =============   =============   =============    =============    =============   =============

                                                                      YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------------------
                                               2001                             2002                             2001
                                   -----------------------------   ------------------------------    -----------------------------
                                       UNITS          AMOUNT           UNITS           AMOUNT            UNITS          AMOUNT
                                   -------------   -------------   -------------    -------------    -------------   -------------
Fidelity(R) VIP Growth Division
   Issuance of units                   1,989,855   $  16,974,112       2,814,481    $  25,897,878        2,744,542   $  32,246,965
   Redemptions of units                1,765,593      15,362,393       2,327,736       22,572,999        2,216,076      30,447,788
                                   -------------   -------------   -------------    -------------    -------------   -------------
      Net Increase                       224,262   $   1,611,719         486,745    $   3,324,879          528,466   $   1,799,177
                                   =============   =============   =============    =============    =============   =============

                                                                      YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------------------
                                               2003                             2002                             2001
                                   -----------------------------   ------------------------------    -----------------------------
                                       UNITS          AMOUNT           UNITS           AMOUNT            UNITS          AMOUNT
                                   -------------   -------------   -------------    -------------    -------------   -------------
Fidelity(R) VIP High Income
   Division
   Issuance of units                         129   $       1,299           1,013    $       8,292            1,923   $      18,340
   Redemptions of units                   17,322         172,874          17,627          148,938           12,837         118,967
                                   -------------   -------------   -------------    -------------    -------------   -------------
      Net Decrease                       (17,193)  $    (171,575)        (16,614)   $    (140,646)         (10,914)  $    (100,627)
                                   =============   =============   =============    =============    =============   =============

                                                   PERIOD FROM
                                                  MAY 5, 2003(a)
                                                     THROUGH
                                                   DECEMBER 31,
                                                      2003
                                           ---------------------------
                                              UNITS          AMOUNT
                                           ------------   ------------
Fidelity(R) VIP Investment Grade Bond
   Division
   Issuance of units                            491,978   $  4,886,174
   Redemptions of units                         188,589      1,877,965
                                           ------------   ------------
      Net Increase                              303,389   $  3,008,209
                                           ============   ============

                                                   PERIOD FROM
                                                  MAY 7, 2003(a)
                                                     THROUGH
                                                   DECEMBER 31,
                                                      2003
                                           ---------------------------
                                              UNITS          AMOUNT
                                           ------------   ------------
Fidelity(R) VIP Mid Cap Division
   Issuance of units                            111,621   $  1,332,465
   Redemptions of units                          24,716        296,210
                                           ------------   ------------
      Net Increase                               86,905   $  1,036,255
                                           ============   ============

----------
(a) Commencement of operations

                                                   PERIOD FROM
                                                  MAY 8, 2003(a)
                                                     THROUGH
                                                   DECEMBER 31,
                                                      2003
                                           ---------------------------
                                              UNITS          AMOUNT
                                           ------------   ------------
Franklin Small Cap Value Securities
   Division
   Issuance of units                            195,411   $  2,261,781
   Redemptions of units                          50,007        574,751
                                           ------------   ------------
      Net Increase                              145,404   $  1,687,030
                                           ============   ============

                                                   PERIOD FROM
                                               DECEMBER 19, 2003(a)
                                                     THROUGH
                                                   DECEMBER 31,
                                                      2003
                                           ---------------------------
                                              UNITS          AMOUNT
                                           ------------   ------------
Goldman Sachs Capital Growth Division
   Issuance of units                            223,439   $  1,690,650
   Redemptions of units                           2,308         17,739
                                           ------------   ------------
      Net Increase                              221,131   $  1,672,911
                                           ============   ============

                                                                      YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------------------
                                               2003                             2002                             2001
                                   -----------------------------   ------------------------------    -----------------------------
                                       UNITS          AMOUNT           UNITS           AMOUNT            UNITS          AMOUNT
                                   -------------   -------------   -------------    -------------    -------------   -------------
MFS(R) Research Series Division
   Issuance of units                     759,991   $   5,951,464         828,375    $   6,846,293        1,305,391   $  13,958,162
   Redemptions of units                  746,385       6,004,123         844,027        7,224,172        1,372,416      15,988,098
                                   -------------   -------------   -------------    -------------    -------------   -------------
      Net Increase (decrease)             13,606   $     (52,659)        (15,652)   $    (377,879)         (67,025)  $  (2,029,936)
                                   =============   =============   =============    =============    =============   =============

                                                                      YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------------------
                                               2003                             2002                             2001
                                   -----------------------------   ------------------------------    -----------------------------
                                       UNITS          AMOUNT           UNITS           AMOUNT            UNITS          AMOUNT
                                   -------------   -------------   -------------    -------------    -------------   -------------
MFS(R) Utilities Series Division
   Issuance of units                   1,169,386   $  11,212,075       1,017,412    $   8,346,139        1,405,468   $  16,812,135
   Redemptions of units                1,178,912      11,367,818       1,018,968        9,049,788          967,893      12,642,131
                                   -------------   -------------   -------------    -------------    -------------   -------------
      Net Increase (decrease)             (9,526)  $    (155,743)         (1,556)   $    (703,649)         437,575   $   4,170,004
                                   =============   =============   =============    =============    =============   =============

                                                                                                             PERIOD FROM
                                                                                                            MAY 1, 2001(a)
                                                      YEAR ENDED DECEMBER 31,                                  THROUGH
                                   --------------------------------------------------------------            DECEMBER 31,
                                               2003                             2002                             2001
                                   -----------------------------   ------------------------------    -----------------------------
                                       UNITS          AMOUNT           UNITS           AMOUNT            UNITS          AMOUNT
                                   -------------   -------------   -------------    -------------    -------------   -------------
PIMCO Total Return Division
   Issuance of units                   4,702,777   $  54,962,099       9,028,856    $  98,975,664        2,144,740   $  22,396,016
   Redemptions of units                4,810,323      56,159,246       3,934,850       43,426,088        1,104,841      11,619,345
                                   -------------   -------------   -------------    -------------    -------------   -------------
      Net Increase (decrease)           (107,546)  $  (1,197,147)      5,094,006    $  55,549,576        1,039,899   $  10,776,671
                                   =============   =============   =============    =============    =============   =============

----------
(a) Commencement of operations

                                                                                 PERIOD FROM
                                                                                MAY 8, 2002(a)
                                                   YEAR ENDED                      THROUGH
                                                  DECEMBER 31,                   DECEMBER 31,
                                                      2003                          2002
                                           ---------------------------   ---------------------------
                                              UNITS          AMOUNT         UNITS          AMOUNT
                                           ------------   ------------   ------------   ------------
ProFund VP Financial Division
   Issuance of units                            535,459   $  4,823,117        394,820   $  3,395,755
   Redemptions of units                         356,366      3,230,931        311,429      2,602,235
                                           ------------   ------------   ------------   ------------
      Net Increase                              179,093   $  1,592,186         83,391   $    793,520
                                           ============   ============   ============   ============

                                                                                 PERIOD FROM
                                                                               MAY 22, 2002(a)
                                                   YEAR ENDED                      THROUGH
                                                  DECEMBER 31,                   DECEMBER 31,
                                                      2003                          2002
                                           ---------------------------   ---------------------------
                                              UNITS          AMOUNT         UNITS          AMOUNT
                                           ------------   ------------   ------------   ------------
ProFund VP Healthcare Division
   Issuance of units                            512,824   $  4,634,406        527,225   $  4,525,996
   Redemptions of units                         448,689      4,103,321        423,590      3,718,748
                                           ------------   ------------   ------------   ------------
      Net Increase                               64,135   $    531,085        103,635   $    807,248
                                           ============   ============   ============   ============

                                                                                 PERIOD FROM
                                                                                MAY 2, 2002(a)
                                                   YEAR ENDED                      THROUGH
                                                  DECEMBER 31,                   DECEMBER 31,
                                                      2003                          2002
                                           ---------------------------   ---------------------------
                                              UNITS          AMOUNT         UNITS          AMOUNT
                                           ------------   ------------   ------------   ------------
ProFund VP Technology Division
   Issuance of units                          1,223,342   $ 10,494,400        427,134   $  3,449,266
   Redemptions of units                         652,715      5,305,391        145,316      1,053,519
                                           ------------   ------------   ------------   ------------
      Net Increase                              570,627   $  5,189,009        281,818   $  2,395,747
                                           ============   ============   ============   ============

                                                                                 PERIOD FROM
                                                                                MAY 1, 2002(a)
                                                   YEAR ENDED                      THROUGH
                                                  DECEMBER 31,                   DECEMBER 31,
                                                      2003                          2002
                                           ---------------------------   ---------------------------
                                              UNITS          AMOUNT         UNITS          AMOUNT
                                           ------------   ------------   ------------   ------------
Scudder VIT Small Cap Index Division
   Issuance of units                          1,232,000   $ 10,928,890        468,884   $  3,617,379
   Redemptions of units                         797,324      7,159,665        237,241      1,812,119
                                           ------------   ------------   ------------   ------------
      Net Increase                              434,676   $  3,769,225        231,643   $  1,805,260
                                           ============   ============   ============   ============

----------
(a) Commencement of operations

                                                                                 PERIOD FROM
                                                                                MAY 2, 2002(a)
                                                   YEAR ENDED                      THROUGH
                                                  DECEMBER 31,                   DECEMBER 31,
                                                      2003                          2002
                                           ---------------------------   ---------------------------
                                              UNITS          AMOUNT         UNITS          AMOUNT
                                           ------------   ------------   ------------   ------------
T. Rowe Price Mid-Cap Growth Division
   Issuance of units                          1,282,473   $ 11,975,238        514,955   $  4,122,157
   Redemptions of units                         463,078      4,355,874        237,027      1,912,282
                                           ------------   ------------   ------------   ------------
      Net Increase                              819,395   $  7,619,364        277,928   $  2,209,875
                                           ============   ============   ============   ============

                                                                      YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------------------
                                               2003                             2002                             2001
                                   -----------------------------   ------------------------------    -----------------------------
                                       UNITS          AMOUNT           UNITS           AMOUNT            UNITS          AMOUNT
                                   -------------   -------------   -------------    -------------    -------------   -------------
Templeton Foreign Securities
   Division
   Issuance of units                   2,654,587   $  26,386,187       2,002,324    $  25,846,113        1,452,918   $  22,809,941
   Redemptions of units                2,391,485      25,626,910       1,704,710       24,256,728        1,201,928      20,316,292
                                   -------------   -------------   -------------    -------------    -------------   -------------
      Net Increase                       263,102   $     759,277         297,614    $   1,589,385          250,990   $   2,493,649
                                   =============   =============   =============    =============    =============   =============

                                                                                 PERIOD FROM
                                                                                MAY 1, 2002(a)
                                                   YEAR ENDED                      THROUGH
                                                  DECEMBER 31,                   DECEMBER 31,
                                                      2003                          2002
                                           ---------------------------   ---------------------------
                                              UNITS          AMOUNT         UNITS          AMOUNT
                                           ------------   ------------   ------------   ------------
Vanguard(R) VIF Mid-Cap Index Division
   Issuance of units                            629,073   $  5,737,490        551,028   $  4,593,089
   Redemptions of units                         253,801      2,278,576         95,504        759,033
                                           ------------   ------------   ------------   ------------
      Net Increase                              375,272   $  3,458,914        455,524   $  3,834,056
                                           ============   ============   ============   ============

                                                                                 PERIOD FROM
                                                                                MAY 2, 2002(a)
                                                   YEAR ENDED                      THROUGH
                                                  DECEMBER 31,                   DECEMBER 31,
                                                      2003                          2002
                                           ---------------------------   ---------------------------
                                              UNITS          AMOUNT         UNITS          AMOUNT
                                           ------------   ------------   ------------   ------------
Vanguard(R) VIF REIT Index Division
   Issuance of units                          1,286,386   $ 13,444,252      1,036,849   $  9,716,025
   Redemptions of units                         989,573     10,331,758        283,425      2,565,115
                                           ------------   ------------   ------------   ------------
      Net Increase                              296,813   $  3,112,494        753,424   $  7,150,910
                                           ============   ============   ============   ============

                                                                                 PERIOD FROM
                                                                                MAY 2, 2002(a)
                                                   YEAR ENDED                      THROUGH
                                                  DECEMBER 31,                   DECEMBER 31,
                                                      2003                          2002
                                           ---------------------------   ---------------------------
                                              UNITS          AMOUNT         UNITS          AMOUNT
                                           ------------   ------------   ------------   ------------
Vanguard(R) VIF Small Company Growth
   Division
   Issuance of units                          1,331,710   $ 12,056,096        549,693   $  4,333,764
   Redemptions of units                         710,779      6,507,123        212,270      1,644,327
                                           ------------   ------------   ------------   ------------
      Net Increase                              620,931   $  5,548,973        337,423   $  2,689,437
                                           ============   ============   ============   ============

----------
(a) Commencement of operations

NOTE H--FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable universal life contracts, investment income ratio, the expense ratios (excluding expenses for the underlying funds), and total return for the three years in the period ended December 31, 2003 follows:

                                                   AT DECEMBER 31,                         FOR THE YEAR ENDED DECEMBER 31,
                                      ---------------------------------------   ----------------------------------------------------
                                       UNITS    UNIT FAIR VALUE    NET ASSETS    INVESTMENT     EXPENSE RATIO**    TOTAL RETURN***
                                      (000S)   LOWEST TO HIGHEST     (000S)     INCOME RATIO*  LOWEST TO HIGHEST  LOWEST TO HIGHEST
                                      ------   -----------------   ----------   -------------  -----------------  ------------------
JPVF Growth Division
   2003                                3,078     $5.46 to $13.67   $   30,198      0.00%(b)      .60% to .90%      29.68% to $30.07%
   2002                                2,959     $4.19 to $10.54   $   22,614      0.00%(b)      .60% to .90%     -26.20% to -25.97%
   2001                                3,203     $5.67 to $14.28   $   35,788      0.00%(b)      .60% to .90%     -34.36% to -34.17%
JPVF Small Company Division
   2003                                2,365     $8.56 to $34.62   $   67,002      0.00%(b)      .60% to .90%       39.07% to 39.49%
   2002                                2,310     $6.14 to $24.82   $   48,317      0.00%(b)      .60% to .90%     -29.59% to -29.38%
   2001                                2,385     $8.69 to $35.14   $   74,482      0.00%(b)      .60% to .90%       -8.02% to -7.74%
JPVF Mid-Cap Growth Division
   2003                                1,598      $8.57 to $8.77   $   13,758      0.00%(b)      .60% to .90%       48.25% to 48.70%
   2002                                  919      $5.78 to $5.90   $    5,339      0.00%(b)      .60% to .90%     -32.23% to -32.03%
   2001                                  301      $8.53 to $8.68   $    2,575      0.00%(b)      .60% to .90%     -14.68% to -13.21%
   05/01/01                                4              $10.00   $       36
JPVF Strategic Growth Division
   2003                                5,225     $4.93 to $18.81   $   75,404      0.00%(b)      .60% to .90%       30.82% to 31.21%
   2002                                5,484     $3.76 to $14.38   $   62,160      0.00%(b)      .60% to .90%     -34.44% to -34.24%
   2001                                5,470     $5.72 to $21.93   $   99,829      0.00%(b)      .60% to .90%     -35.75% to -35.55%
JPVF Mid-Cap Value Division
   2003                                1,918    $11.97 to $12.03   $   22,988      0.00%(b)      .60% to .90%       41.86% to 42.28%
   2002                                1,593      $8.44 to $8.46   $   13,450      0.00%(b)      .60% to .90%     -14.44% to -14.18%
   2001                                  962      $9.85 to $9.86   $    9,489      0.00%(b)      .60% to .90%       -1.46% to -1.36%
   05/01/01                                4              $10.00   $       36
JPVF Capital Growth Division
   2003                                6,703     $5.59 to $34.06   $  160,831      0.00%(b)      .60% to .90%       25.84% to 26.22%
   2002                                7,248     $4.43 to $27.06   $  140,732      0.00%(b)      .60% to .90%     -31.73% to -31.53%
   2001                                7,059     $6.46 to $39.65   $  217,851      0.00%(b)      .60% to .90%     -25.87% to -25.64%
JPVF Small-Cap Value Division
   2003                                1,780    $12.35 to $12.90   $   22,668      0.00%(b)      .60% to .90%       34.57% to 34.98%
   2002                                1,490      $9.15 to $9.59   $   14,137      0.00%(b)      .60% to .90%     -13.42% to -13.16%
   2001                                1,038    $10.54 to $11.07   $   11,453      0.00%(b)      .60% to .90%        5.39% to 10.71%
   05/01/01                                3              $10.00   $       33
JPVF Value Division
   2003                                2,790    $10.84 to $31.09   $   68,335      0.84%         .60% to .90%       27.03% to 27.41%
   2002                                2,786     $8.50 to $24.48   $   56,541      0.96%         .60% to .90%     -22.06% to -21.82%
   2001                                2,764    $10.88 to $31.41   $   78,511      0.91%         .60% to .90%           .63% to .93%
JPVF International Equity Division
   2003                                3,210      $6.09 to $9.30   $   26,783      1.22%         .60% to .90%       30.20% to 30.59%
   2002                                3,122      $4.67 to $7.14   $   20,486      0.00%(b)      .60% to .90%     -23.48% to -23.26%
   2001                                2,901      $6.08 to $9.34   $   25,534      0.00%(b)      .60% to .90%     -23.68% to -23.44%
JPVF S&P 500 Index Division
   2003                               13,908     $7.72 to $17.42   $  170,963      1.22%         .60% to .90%       27.15% to 27.53%
   2002                               12,652     $6.06 to $13.70   $  130,071      1.09%         .60% to .90%     -23.03% to -22.80%
   2001                                9,624     $7.85 to $17.80   $  143,626      0.69%         .60% to .90%     -12.97% to -12.71%

----------
(a) Annualized
(b) No income dividend during the period

                                                   AT DECEMBER 31,                         FOR THE YEAR ENDED DECEMBER 31,
                                      ---------------------------------------   ----------------------------------------------------
                                       UNITS    UNIT FAIR VALUE    NET ASSETS    INVESTMENT     EXPENSE RATIO**    TOTAL RETURN***
                                      (000S)   LOWEST TO HIGHEST     (000S)     INCOME RATIO*  LOWEST TO HIGHEST  LOWEST TO HIGHEST
                                      ------   -----------------   ----------   -------------  -----------------  ------------------
JPVF World Growth Stock Division
   2003                                2,544     $9.96 to $53.21   $  107,196      1.90%          .60% to .90%      32.89% to 33.29%
   2002                                2,702     $7.47 to $39.92   $   88,511      1.20%          .60% to .90%    -17.42% to -17.17%
   2001                                2,660     $9.02 to $48.19   $  111,075      1.63%          .60% to .90%      -7.26% to -6.98%
JPVF High Yield Bond Division
   2003                                1,291    $11.34 to $11.60   $   14,903      5.71%          .60% to .90%      18.45% to 18.80%
   2002                                1,157      $9.55 to $9.79   $   11,283      0.04%          .60% to .90%        1.21% to 1.52%
   2001                                1,125      $9.40 to $9.68   $   10,856      9.03%          .60% to .90%        2.50% to 2.81%
JPVF Balanced Division
   2003                                2,884    $10.14 to $24.26   $   53,834      2.22%          .60% to .90%      13.02% to 13.35%
   2002                                2,780     $8.94 to $21.46   $   46,960      2.54%          .60% to .90%      -7.20% to -6.92%
   2001                                2,250     $9.61 to $23.13   $   48,761      2.54%          .60% to .90%      -5.15% to -4.86%
JPVF Money Market Division
   2003                                2,732    $10.69 to $20.35   $   40,151      1.31%          .60% to .90%        -.31% to -.01%
   2002                                3,151    $10.69 to $20.36   $   47,079      2.45%          .60% to .90%          .32% to .62%
   2001                                2,647    $10.62 to $20.23   $   41,819      3.34%          .60% to .90%        2.83% to 3.14%
American Century VP International
   Division
   2003                                  950      $8.11 to $8.23   $    7,763      0.58%          .60% to .90%      23.40% to 23.77%
   2002                                  475      $6.55 to $6.67   $    3,145      0.56%          .60% to .90%    -21.09% to -20.85%
   2001                                  105      $8.28 to $8.46   $      878      0.00%(b)       .60% to .90%    -17.22% to -15.45%
   05/10/01                               --              $10.00   $       --
American Century VP Value Division
   2003                                  363    $11.01 to $11.04   $    4,000      0.75%          .60% to .90%      27.66% to 28.04%
   2002                                  204      $8.62 to $8.63   $    1,764      0.00%(b)       .60% to .90%    -13.80% to -13.73%
   05/02/02                               --              $10.00   $        1
American Funds Growth Fund
   2003                                  716    $12.31 to $12.52   $    8,925      0.33%(a)       .60% to .90%      23.13% to 25.23%
   05/01/03                               --              $10.00   $       --
American Funds Growth-Income Fund
   2003                                  652    $12.42 to $12.46   $    8,111      2.87%(a)       .60% to .90%      24.17% to 24.58%
   05/05/03                               --              $10.00   $        2
Fidelity(R) VIP Contrafund(R)
   Division
   2003                                4,426     $9.83 to $20.04   $   77,334      0.47%          .60% to .90%      27.31% to 27.70%
   2002                                4,561     $7.70 to $15.74   $   63,953      0.81%          .60% to .90%     -10.16% to -9.89%
   2001                                4,406     $8.55 to $17.52   $   71,018      0.78%          .60% to .90%    -13.04% to -12.77%
Fidelity(R) VIP Equity-Income
   Division
   2003                                3,194    $10.96 to $12.78   $   38,656      1.70%          .60% to .90%      29.16% to 29.55%
   2002                                3,109      $8.46 to $9.89   $   29,394      1.56%          .60% to .90%    -17.69% to -17.44%
   2001                                2,513    $10.25 to $12.02   $   29,263      1.31%          .60% to .90%      -5.82% to -5.53%
Fidelity(R) VIP Growth Division
   2003                                4,544     $6.85 to $12.52   $   47,027      0.26%          .60% to .90%      31.66% to 32.05%
   2002                                4,319      $5.18 to $9.51   $   34,256      0.25%          .60% to .90%    -30.74% to -30.52%
   2001                                3,833     $7.46 to $13.73   $   45,769      0.08%          .60% to .90%    -18.39% to -18.15%
Fidelity(R) VIP High Income Division
   2003                                   64              $11.08   $      711      7.90%          .60% to .90%                26.12%
   2002                                   81               $8.79   $      714     11.54%          .60% to .90%                 2.52%
   2001                                   98               $8.57   $      839     13.31%          .60% to .90%               -12.53%

----------
(a) Annualized
(b) No income dividend during the period

                                                   AT DECEMBER 31,                         FOR THE YEAR ENDED DECEMBER 31,
                                      ---------------------------------------   ----------------------------------------------------
                                       UNITS    UNIT FAIR VALUE    NET ASSETS    INVESTMENT     EXPENSE RATIO**    TOTAL RETURN***
                                      (000S)   LOWEST TO HIGHEST     (000S)     INCOME RATIO*  LOWEST TO HIGHEST  LOWEST TO HIGHEST
                                      ------   -----------------   ----------   -------------  -----------------  ------------------
Fidelity(R) VIP Investment Grade
   Bond Division
   2003                                  303    $10.07 to $10.16   $    3,063      0.00%(b)       .60% to .90%         .70% to 1.64%
   05/05/03                               --              $10.00   $        2
Fidelity(R) VIP Mid Cap Division
   2003                                   87    $13.62 to $13.64   $    1,184      0.00%(b)       .60% to .90%      36.17% to 36.44%
   05/07/03                               --              $10.00   $       --
Franklin Small Cap Value Securities
   Division
   2003                                  145    $12.99 to $13.01   $    1,889      0.04%(a)       .60% to .90%      29.87% to 30.12%
   05/08/03                               --              $10.00   $        5
Goldman Sachs Capital Growth Fund
   2003                                  221      $7.66 to $7.83   $    1,710      0.00%(b)       .60% to .90%        2.20% to 2.22%
   12/19/03****                          219      $7.50 to $7.66   $    1,655
MFS(R) Research Series Division
   2003                                1,830     $6.56 to $10.35   $   16,793      0.67%          .60% to .90%      23.59% to 23.96%
   2002                                1,816      $5.29 to $8.37   $   13,608      0.27%          .60% to .90%    -25.21% to -24.99%
   2001                                1,832     $7.06 to $11.19   $   18,693      0.01%          .60% to .90%    -21.96% to -21.73%
MFS(R) Utilities Series Division
   2003                                1,741     $7.80 to $12.88   $   18,681      2.22%          .60% to .90%      34.68% to 35.08%
   2002                                1,751      $5.78 to $9.57   $   14,032      2.60%          .60% to .90%    -23.45% to -23.22%
   2001                                1,752     $7.52 to $12.50   $   19,177      3.21%          .60% to .90%    -24.89% to -24.66%
PIMCO Total Return Division
   2003                                6,026    $11.89 to $27.87   $   71,745      2.87%          .60% to .90%        4.10% to 4.42%
   2002                                6,134    $11.42 to $26.69   $   70,084      4.05%          .60% to .90%        6.70% to 8.43%
   2001                                1,040    $10.53 to $10.56   $   10,979      4.30%(a)       .60% to .90%        5.34% to 5.64%
   05/01/01                               --              $10.00   $        4
ProFund VP Financial Division
   2003                                  262    $10.64 to $10.97   $    2,799      0.22%          .60% to .90%      27.83% to 28.21%
   2002                                   83      $8.33 to $8.56   $      695      0.00%(b)       .60% to .90%    -16.75% to -14.42%
   05/08/02                               --              $10.00   $        2
ProFund VP Healthcare Division
   2003                                  168    $10.01 to $10.04   $    1,681      0.00%(b)       .60% to .90%      16.37% to 16.72%
   2002                                  104               $8.60   $      892      0.00%(b)       .60% to .90%    -13.98% to -13.96%
   05/22/02                               --              $10.00   $        4
ProFund VP Technology Division
   2003                                  852    $10.25 to $11.08   $    8,780      0.00%(b)       .60% to .90%      44.66% to 45.10%
   2002                                  282      $7.09 to $7.64   $    2,001      0.00%(b)       .60% to .90%    -29.15% to -23.62%
   05/02/02                               --              $10.00   $        4
Scudder VIT Small Cap Index Division
   2003                                  666              $10.90   $    7,261      0.43%          .60% to .90%      44.75% to 45.18%
   2002                                  232      $7.51 to $7.53   $    1,742      2.30%(a)       .60% to .90%    -24.95% to -24.70%
   05/01/02                               --              $10.00   $       --
T. Rowe Price Mid-Cap Growth
   Division
   2003                                1,097    $10.84 to $10.96   $   11,933      0.00%(b)       .60% to .90%      36.86% to 37.27%
   2002                                  278      $7.92 to $7.99   $    2,208      0.00%(b)       .60% to .90%    -20.78% to -20.14%
   05/02/02                               --              $10.00   $        5

----------
(a) Annualized
(b) No income dividend during the period

                                                   AT DECEMBER 31,                         FOR THE YEAR ENDED DECEMBER 31,
                                      ---------------------------------------   ----------------------------------------------------
                                       UNITS    UNIT FAIR VALUE    NET ASSETS    INVESTMENT     EXPENSE RATIO**    TOTAL RETURN***
                                      (000S)   LOWEST TO HIGHEST     (000S)     INCOME RATIO*  LOWEST TO HIGHEST  LOWEST TO HIGHEST
                                      ------   -----------------   ----------   -------------  -----------------  ------------------
Templeton Foreign Securities
   Division
   2003                                4,541     $8.66 to $17.63   $   70,271      1.85%          .60% to .90%      31.37% to 31.42%
   2002                                4,278     $6.59 to $13.42   $   52,960      1.79%          .60% to .90%    -19.14% to -19.05%
   2001                                3,980     $8.14 to $16.60   $   63,624      3.04%          .60% to .90%    -16.51% to -16.49%
Vanguard(R) VIF Mid-Cap Index
   Division
   2003                                  831    $10.57 to $10.66   $    8,805      0.70%          .60% to .90%      32.86% to 33.26%
   2002                                  456      $7.96 to $8.00   $    3,629      0.00%(b)       .60% to .90%    -20.42% to -20.02%
   05/01/02                               --              $10.00   $        1
Vanguard(R) VIF REIT Index Division
   2003                                1,050    $12.50 to $12.55   $   13,139      3.48%          .60% to .90%      34.27% to 34.67%
   2002                                  753      $9.31 to $9.32   $    7,015      0.00%(b)       .60% to .90%      -6.90% to -6.79%
   05/02/02                               --              $10.00   $        5
Vanguard(R) VIF Small Company Growth
   Division
   2003                                  958    $10.75 to $10.77   $   10,307      0.01%          .60% to .90%      39.81% to 40.23%
   2002                                  337      $7.68 to $7.69   $    2,594      0.00%(b)       .60% to .90%    -23.20% to -23.11%
   05/02/02                               --              $10.00   $        1

----------
* These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts through reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not with the range presented. The unit value at commencement date is $10.00.

*** Effective December 18, 2003, the Ayco Growth Fund was reorganized with and on December 19, 2003 was merged into the Goldman Sachs Capital Growth Fund, a series of Goldman Sachs Variable Insurance Trust. The range of the Goldman Sachs Capital Growth Fund's unit value was $7.50 to $7.66 at the time of the merger.

(a) Annualized
(b) No income dividend during the period

                                   PART C
                             OTHER INFORMATION
Item 27. EXHIBITS

     (a) Resolution of Board of Directors of The Volunteer State Life Insurance Company, adopted at a meeting held on August 20, 1984.Fn1

     (b) Not applicable.

     (c) (i) Underwriting Agreement between The Volunteer State Life Insurance Company and Chubb Securities Corporation.Fn2

         (ii) Amendment to Underwriting Agreement between The Volunteer State Life Insurance Company and Chubb Securities Corporation.Fn2

         (iii) Specimen District Manager's Agreement of Chubb Securities Corporation.Fn2

         (iv) Specimen Sales Representative's Agreement of Chubb Securities Corporation.Fn1

         (v)   Schedule of Commissions.Fn2

     (d) (i)   Specimen Policy.Fn1

         (ii)  Specimen Riders.Fn1

               (a) Waiver of Premium Disability Rider Fn13

               (b) Accidental Death Benefit Rider Fn13

               (c) Children's Term Insurance Rider Fn13

               (d) Guaranteed Insurability Option Rider Fn13

               (e) Terminal Illness Accelerated Benefit Rider Fn13

               (f) Extension of Maturity Date Rider Fn13

               (g) Waiver of Specified Premium Rider Fn13

               (h) Primary Insured Term Rider Fn13

               (i) Other Insured Term Rider Fn13

               (j) Guaranteed Death Benefit Rider Fn13

     (e) Specimen Application.Fn8

     (f) (i) Amended and Restated Articles of Incorporation and Redomestication of Jefferson Pilot Financial Insurance Company.Fn10

     (f) (ii) By-Laws of Jefferson Pilot Financial Insurance Company.Fn10

     (g) Reinsurance Contracts.Fn8

     (h) Participation Agreements.

         (i) Fund Distribution Agreement between Jefferson Pilot Variable Fund, Inc. and Jefferson Pilot Variable Corporation.Fn5

         (ii) (a) Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc., Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company.Fn8

         (ii) (b) Administrative Services Agreement dated May 1, 2002 among Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company, and T. Rowe Price Associates, Inc. Fn8

         (iii) Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and Jefferson Pilot Financial Insurance Company.Fn8

          (iv) Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Jefferson Pilot Financial Insurance Company and Jefferson Pilot LifeAmerica Insurance Company.Fn12

          (v) (a) Participation Agreement among Variable Insurance Product Fund, Fidelity Distributors Corporation, and Chubb Life Insurance Company of America.Fn4

                 (b) Addendum to the Participation Agreement.Fn4

                 (c) Addendum to the Participation Agreement.Fn4

          (vi) (a) Participation Agreement among Variable Insurance Product Fund II, Fidelity Distributors Corporation, and Chubb Life Insurance Company of America.Fn4

                 (b) Addendum to the Participation Agreement.Fn4

                 (c) Addendum to the Participation Agreement.Fn4

          (vii) (a) Participation Agreement by and amount Ayco Series Trust, Mercer Allied Company, L.P., and Jefferson Pilot Financial Insurance Company.Fn7

                 (b) Administrative Services Agreement by and among Ayco Series Trust, the Ayco Company, L.P, and Jefferson Pilo Financial Insurance Company.Fn7

          (viii) Shareholder Services Agreement by and between Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and American Century Investment Services, Inc.Fn7

          (ix) Participation Agreement between MFS Variable Insurance Trust, Chubb Life Insurance Company of America, and Massachusetts Financial Services Company.Fn2

          (x) Fund Participation Agreement by and among Deutsche Asset Management VIT Funds, Deutsche Asset Management, Inc., Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company.Fn8

          (xi) (a) Participation Agreement between Jefferson Pilot Financial Insurance Company and Jefferson Pilot LifeAmerica Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC.Fn7

          (xi) (b) PIMCO Variable Insurance Trust Services Agreement.Fn8

          (xii) Participation Agreement among Jefferson Pilot Financial Insurance Company, ProFunds, and ProFund Advisors, LLC.Fn8

          (xiii) (a) Business Agreement by and among Jefferson Pilot Financial Insurance Company, Jefferson Pilot Variable Corporation, American Funds Distributors, Inc., and Capital Research and Management Company.Fn8

                 (b) Fund Participation Agreement among Jefferson Pilot Financial Insurance Company, American Funds Insurance Series, and Capital Research and Management Company.Fn8

     (i) Not Applicable.

     (j) Not Applicable.


     (k) Legal Opinion.Fn2 Fn13

     (l) Actuarial opinion and consent. Fn13


     (m) Sample calculation of items illustrated.Fn9

     (n) Consent of Independent Auditors. (filed herewith).

     (o) Not Applicable.

     (p) Not Applicable.

     (q) Procedures Memorandum pursuant to Rule 6e-3(T)(6)(12)(iii).Fn11
---------------------
1. Incorporated by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form S-6 dated April 17, 1996 (File No. 33-7734).

2. Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form S-6 dated April 19, 2000 (File No. 333-93367).

3. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 of JPL Separate Account B of Jefferson Pilot Life America Insurance Company (fka Colonial Separate Account B) dated April 22, 1996 (File No. 33-77496).

4. Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 of the JPF Variable Annuity Separate Account, dated June 9, 2000 (File No. 333-94539).

5. Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-1A of Jefferson Pilot Variable Fund, Inc., dated March 2, 1998 (File No. 2-94479).

6. Incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form S-6 filed April 18, 2001 (File No. 333-93367).

7. Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 of the JPF Variable Annuity Separate Account, dated April 22, 2002 (File No. 333-94539).
8.   Incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 to Registrant's Registration Statement on Form S-6, filed February 21, 2003 (File No. 333-93367).

9.   Incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 to Registrant's Registration Statement on Form S-6, filed February 21, 2003 (File No. 033-07734).

10. Incorporated by reference to Registration Statement on Form N-4 for JPF Variable Annuity Separate Account II filed on August 1, 2000 (File No. 333-42742).

11. Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form S-6 dated April 28, 1997 (File No. 033-07734).

12. Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 to the Registration Statement on Form S-6 filed on April 28, 2003 (File No. 333-44228).


13. Incorporated by reference to Post-Effective Amendment No. 22 on Form N-6 to the Registration Statement on Form S-6 filed on April 28, 2003
     (File No. 33-7734).

Item 28. DIRECTORS AND OFFICERS
         JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
--------------------------------------------------------------------------------

NAME AND PRINCIPAL                 POSITION AND OFFICES
BUSINESS ADDRESS                   WITH DEPOSITOR
-------------------------------------------------------------------------------------------------------------------
Robert D. Bates                     Director, Executive Vice President
8801 Indian Hills Drive
Omaha, Nebraska 68114

Dennis R. Glass                     President and Chief Executive Officer

Hoyt J. Phillips                    Director, Senior Vice President

Charles C. Cornelio                 Executive Vice President

John C. Ingram                      Executive Vice President

Theresa M. Stone                    Executive Vice President, Chief Financial Officer

Reggie D. Adamson                   Senior Vice President

Ronald R. Angarella                 Senior Vice President
One Granite Place
Concord, NH 03301

Richard T. Stange                   Senior Vice President, General Counsel

Michael Burns                       Vice President

Wendalyn J. Chase                   Vice President
One Granite Place
Concord, NH 03301

Dean F. Chatlain                    Vice President

Patricia B. Creedon                 Vice President
One Granite Place
Concord, NH 03301

Patrick A. Lang                     Vice President
One Granite Place
Concord, NH 03301

Robert A. Reed                      Vice President, Secretary

Russell C. Simpson                  Vice President and Treasurer

Francis A. Sutherland, Jr.          Vice President

John A. Weston                      Vice President
One Granite Place
Concord, NH 03301

Except as otherwise noted, the principal business address for each officer and director listed is 100 N. Greene Street, Greensboro, North Carolina 27401.

Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

         See Annual Report on Form 10-K of Jefferson-Pilot Corporation, File No. 1-5955, filed March 27, 2003.

Item 30. INDEMNIFICATION

         The following provisions regarding the indemnification of underwriters and affiliated persons of Registrant are applicable:

         Section 21-2004 of the Nebraska Business Corporation Act, in general, allows a corporation to indemnify any director, officer, employee or agent of the corporation for amounts paid in settlement actually and reasonably incurred by him or her in connection with an action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In a case of a derivative action, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless a court in which the action was brought shall determine that such person is fairly and reasonably entitled to indemnify for such expenses which the Court shall deem proper.

         Article 6 of the Amended and Restated Charter of Jefferson Pilot Financial Insurance Company states: "The Corporation shall have the power to indemnity its directors to the fullest extent permitted by law."

         Under the terms of the Underwriting Agreement, Depositor agrees to indemnify the distributor for any liability that the latter may incur to a Policyowner or party-in-interest under a Policy (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Policy; provided that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.

         The By-laws of the Distributor, Jefferson Pilot Variable Corporation, provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of North Carolina law.


         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers, or controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Company will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. PRINCIPAL UNDERWRITERS

         Jefferson Pilot Variable Corporation ("JPVC") serves as principal underwriter and distributor of the Policies. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation. JPVC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc.

         Jefferson Pilot Financial Insurance Company does not pay JPVC any commission or other compensation.

         JPVC also serves as distributor for the JPF Separate Account C, Jefferson Pilot Variable Annuity Separate Account and Jefferson Pilot Variable Annuity Separate Account II, all of which are separate accounts of Jefferson Pilot Financial Insurance Company.

         JPVC serves as the distributor for JPF Separate Account B and JPF Separate Account D, which are separate accounts of Jefferson Pilot LifeAmerica Insurance Company, a subsidiary of Jefferson Pilot Financial Insurance Company.

         JPVC also serves as principal underwriter for Jefferson Pilot Variable Fund Inc.

         Following are the officers and directors of JPVC. The principal business address of each of the officers and directors listed below is One Granite Place, Post Office Box 515, Concord, New Hampshire 03301.

OFFICERS

Ronald R. Angarella                 President
David K. Booth                      Vice President, Marketing
W. Thomas Boulter                   Vice President and Chief Compliance Officer
John A. Weston                      Treasurer and Chief Financial Officer
(Vacant)                            Secretary
Lisa S. Clifford                    Assistant Vice President, Compliance
Donna M. Wilbur                     Assistant Treasurer

DIRECTORS

Ronald R. Angarella
Charles C. Cornelio
Carol R. Hardiman


Item 32. LOCATION OF ACCOUNTS AND RECORDS

         The Depositor, Jefferson Pilot Financial Insurance Company and the principal Underwriter, Jefferson Pilot Variable Corporation, are located at One Granite Place, Concord, New Hampshire 03301.

         Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.


Item 33. MANAGEMENT SERVICES

         None.


Item 34. REPRESENTATION OF REASONABLENESS OF FEES AND CHARGES

         Jefferson Pilot Financial Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Jefferson Pilot Financial Insurance Company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, JPF Separate Account A, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in Concord, New Hampshire on the 26th day of April, 2004.


(SEAL)                               JPF SEPARATE ACCOUNT A
                                       (Registrant)
                                     By: JEFFERSON PILOT FINANCIAL INSURANCE
                                         COMPANY (Depositor)


                                     By:  /s/ Russell C. Simpson
                                     -------------------------------------------
                                              Russell C. Simpson


                                     Title:   Treasurer
                                     -------------------------------------------

                                     JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                                     (Depositor)

                                     By:  /s/ Charles C. Cornelio
                                          --------------------------------------
                                              Charles C. Cornelio

                                     Title: Executive Vice President
                                            ------------------------------------

ATTEST:

/s/ Ronald R. Angarella
--------------------------------
Ronald R. Angarella
Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURES                            TITLE                      DATE
----------                            -----                      ----

/s/ Dennis R. Glass                   President and              April 26, 2004
-----------------------------------   Chief Executive Officer
    Dennis R. Glass

/s/ Reggie Adamson                    Senior Vice President      April 26, 2004
-----------------------------------   and Chief Accounting
    Reggie Adamson                    Officer

/s/ Robert D. Bates                   Director; Executive        April 26, 2004
-----------------------------------   Vice President
    Robert D. Bates

/s/ Hoyt J. Phillips                  Director; Senior           April 26, 2004
-----------------------------------   Vice President
    Hoyt J. Phillips

/s/ Theresa M. Stone                  Executive Vice President   April 26, 2004
-----------------------------------   and Chief Financial
    Theresa M. Stone                  Officer

                                  EXHIBIT INDEX

(n) Consent of Independent Auditors.